                                                                    EXHIBIT 10.3

================================================================================

                                  $975,000,000

                           WAREHOUSE LENDING AGREEMENT

                           DATED AS OF APRIL 29, 2005

                                      AMONG

                          TRIAD FINANCIAL CORPORATION,
                           AS ORIGINATOR AND SERVICER,

                 TRIAD FINANCIAL WAREHOUSE SPECIAL PURPOSE LLC,
                                    AS SELLER

                  TRIAD AUTOMOBILE RECEIVABLES WAREHOUSE TRUST,
                                   AS BORROWER

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                           AS COLLECTION ACCOUNT BANK

                                       AND

                     CITIGROUP GLOBAL MARKETS REALTY CORP.,
                                    AS LENDER

================================================================================


                                TABLE OF CONTENTS

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                                                     ARTICLE I.

                                             DEFINITIONS; CONSTRUCTION

Section 1.01.   Definitions....................................................................................    1
Section 1.02.   Accounting Terms and Determinations............................................................   31
Section 1.03.   Other Definitional Terms.......................................................................   31

                                                    ARTICLE II.

                                           AMOUNT AND TERMS OF THE LOANS

Section 2.01.   The Loans......................................................................................   31
Section 2.02.   The Notes......................................................................................   32
Section 2.03.   Making the Loans...............................................................................   33
Section 2.04.   Borrowings under Other Warehouse Facility......................................................   34
Section 2.05.   Commitment Fee Initial Payment, Commitment Fee Credit Amount and Commitment Fee
                Extension Amounts; Renewal Commitment Fees.....................................................   34
Section 2.06.   Borrowings in Respect of Clean-up Call Contracts...............................................   35
Section 2.07.   Confirmation Statements with Respect to Supplemental Loans.....................................   38
Section 2.08.   Post-Closing Borrowing Base Reconciliation.....................................................   38
Section 2.09.   Notices of Current Margin Amount and Market Value..............................................   38

                                                    ARTICLE III.

                                              INTEREST, PAYMENTS, ETC.

Section 3.01.   Interest on the Loans..........................................................................   39
Section 3.02.   Optional Prepayments...........................................................................   39
Section 3.03.   Mandatory Repayments and Prepayments...........................................................   39
Section 3.04.   Funds; Manner of Payment.......................................................................   42
Section 3.05.   Default Interest...............................................................................   42
Section 3.06.   Requirements of Law............................................................................   43
Section 3.07.   Indemnity......................................................................................   43
Section 3.08.   Illegality; Substituted Interest Rates.........................................................   44
Section 3.09.   Application of Payments during Event of Default................................................   44
Section 3.10.   Application of Payments, Establishment of Lockbox, Clearing Account, Concentration
                Account and Collection Account.................................................................   46
Section 3.11.   Collections....................................................................................   48
Section 3.12.   Application of Collections by Borrower.........................................................   48
Section 3.13.   [Reserved].....................................................................................   51
Section 3.14.   [Reserved].....................................................................................   51
Section 3.15.   [Reserved].....................................................................................   51

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Section 3.16.   Taxes..........................................................................................   51

                                                    ARTICLE IV.

                                        CONDITIONS TO CLOSING AND THE LOANS

Section 4.01.   Conditions Precedent to the Closing............................................................   52
Section 4.02.   Conditions Precedent to All Loans..............................................................   56

                                                     ARTICLE V.

                                     REPRESENTATIONS AND WARRANTIES OF BORROWER

Section 5.01.   Organization and Good Standing.................................................................   59
Section 5.02.   Due Qualification..............................................................................   59
Section 5.03.   Power and Authority............................................................................   59
Section 5.04.   Binding Obligation.............................................................................   59
Section 5.05.   No Violation...................................................................................   59
Section 5.06.   Compliance with Law............................................................................   60
Section 5.07.   No Consents....................................................................................   60
Section 5.08.   No Proceedings.................................................................................   60
Section 5.09.   No Adverse Selection...........................................................................   60
Section 5.10.   Other Obligations..............................................................................   61
Section 5.11.   Regulation U...................................................................................   61
Section 5.12.   Investment Company Act, Etc....................................................................   61
Section 5.13.   [Reserved].....................................................................................   61
Section 5.14.   Collateral Security............................................................................   61
Section 5.15.   Ownership of Properties........................................................................   61
Section 5.16.   [Reserved].....................................................................................   61
Section 5.17.   [Reserved].....................................................................................   61
Section 5.18.   The Security Agreement.........................................................................   62
Section 5.19.   Eligible Contracts.............................................................................   62
Section 5.20.   Ownership of Borrower..........................................................................   62
Section 5.21.   No Other Business..............................................................................   62
Section 5.22.   No Indebtedness................................................................................   62
Section 5.23.   No Fraudulent Conveyance.......................................................................   62

                                                    ARTICLE VI.

                                               AFFIRMATIVE COVENANTS

Section 6.01.   Notice of Defaults, Other Commitment Termination Events, Litigation, Adverse
                Judgments, Etc.................................................................................   63
Section 6.02.   Taxes..........................................................................................   64
Section 6.03.   Separate Existence; No Commingling.............................................................   64
Section 6.04.   Financing Statements...........................................................................   65
Section 6.05.   Books and Records; Other Information...........................................................   65


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
Section 6.06.   Payment of Fees and Expenses...................................................................   66
Section 6.07.   Continuity of Business and Compliance With Agreement...........................................   66
Section 6.08.   Ownership of Borrower..........................................................................   66
Section 6.09.   Shareholder Reports, Governmental Filings, Etc.................................................   66
Section 6.10.   Fulfillment of Obligations.....................................................................   66
Section 6.11.   Changes in Location, Name, Etc.................................................................   66
Section 6.12.   Compliance with Laws, Etc......................................................................   67
Section 6.13.   Borrowing Base Certificates....................................................................   67
Section 6.14.   Collateral Statements..........................................................................   67
Section 6.15.   Actions to Preserve Lender's Security Interest.................................................   67
Section 6.16.   Actions to Enforce Rights under Contracts......................................................   67
Section 6.17.   Collateral Performance Tests...................................................................   67
Section 6.18.   Hedging Strategy...............................................................................   68
Section 6.19.   Monthly Servicer's Certificate.................................................................   68
Section 6.20.   Notice to Lender of Amendments to Documentation Checklist, Program Guidelines,
                Servicing Policies and Procedures or Form-of-Contract Requirements.............................   68
Section 6.21.   Conformity to Higher Standards That May Be Specified in Securitizations........................   68

                                                    ARTICLE VII.

                                                 NEGATIVE COVENANTS

Section 7.01.   Adverse Transactions...........................................................................   69
Section 7.02.   Guarantees.....................................................................................   69
Section 7.03.   Dividends......................................................................................   69
Section 7.04.   Investments....................................................................................   69
Section 7.05.   [Reserved].....................................................................................   69
Section 7.06.   Limitations on Loans; Other Advances by Borrower...............................................   69
Section 7.07.   Changes in Capital Structure or Business Objectives............................................   69
Section 7.08.   Limitation on Modifications, Etc...............................................................   70
Section 7.09.   Asset Sales....................................................................................   70
Section 7.10.   No Liens on Equity Interests in Borrower.......................................................   70
Section 7.11.   No Petition....................................................................................   70
Section 7.12.   Sale and Contribution Agreement and Receivables Purchase Agreement.............................   71
Section 7.13.   No Indebtedness................................................................................   71
Section 7.14.   No Other Business..............................................................................   71

                                                   ARTICLE VIII.

                                                 EVENTS OF DEFAULT

Section 8.01.   Events of Default..............................................................................   71
Section 8.02.   Remedies of Default............................................................................   74
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                                      -iii-
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                                                    ARTICLE IX.

                            REPRESENTATIONS, WARRANTIES AND COVENANTS OF TFC AND SELLER

Section 9.01.   Representations, Warranties and Covenants of TFC...............................................   75
Section 9.02.   Representations, Warranties and Covenants of Seller............................................   75

                                                     ARTICLE X.

                                            THE COLLECTION ACCOUNT BANK

Section 10.01.  Duties and Rights of Collection Account Bank...................................................   76
Section 10.02.  Individual Rights of Collection Account Bank...................................................   77
Section 10.03.  Collection Account Bank's Fees and Expenses....................................................   77
Section 10.04.  Indemnity to Collection Account Bank...........................................................   77
Section 10.05.  Replacement of Collection Account Bank.........................................................   78
Section 10.06.  Successor Collection Account Bank..............................................................   78
Section 10.07.  Waiver of Setoffs..............................................................................   78
Section 10.08.  No Petition....................................................................................   78
Section 10.09.  Representations and Warranties of the Collection Account Bank..................................   79

                                                    ARTICLE XI.

                                                   MISCELLANEOUS

Section 11.01.  Set-off........................................................................................   79
Section 11.02.  Amendments, Waivers, etc.......................................................................   79
Section 11.03.  No Waiver; Remedies Cumulative.................................................................   80
Section 11.04.  Payment of Expenses, Indemnity, etc............................................................   80
Section 11.05.  Headings Descriptive...........................................................................   81
Section 11.06.  Severability...................................................................................   81
Section 11.07.  Entire Agreement...............................................................................   81
Section 11.08.  Binding Effect.................................................................................   81
Section 11.09.  Survival.......................................................................................   81
Section 11.10.  GOVERNING LAW, ETC., WAIVER OF TRIAL BY JURY...................................................   81
Section 11.11.  Notice.........................................................................................   82
Section 11.12.  Counterparts...................................................................................   84
Section 11.13.  Third-Party Beneficiaries......................................................................   84
Section 11.14.  Future Assurances..............................................................................   84
Section 11.15.  Assignments; Participations....................................................................   84
Section 11.16.  Confidentiality of Information.................................................................   85
Section 11.17.  Lender Consent to Transactions.................................................................   86
Section 11.18.  Limitation of Liability of Owner Trustee.......................................................   86

SCHEDULES

SCHEDULE 1

                                      -iv-
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

SCHEDULE A      Eligible State Schedule
SCHEDULE B      Representations and Warranties of Borrower with Respect to the Contracts
SCHEDULE C      Location of Contract Files and Legal Files
SCHEDULE D      Lockbox Schedule

EXHIBITS

EXHIBIT A       [RESERVED]
EXHIBIT B       FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C       [RESERVED]
EXHIBIT D       FORMS OF DEALER AGREEMENT
EXHIBIT E       DOCUMENTATION CHECKLIST
EXHIBIT F-1     FORM-OF-CONTRACT REQUIREMENTS
EXHIBIT F-2     REPRESENTATIVE SAMPLE FORMS OF CONTRACT
EXHIBIT G       [RESERVED]
EXHIBIT H       SERVICING POLICIES AND PROCEDURES
EXHIBIT I       FORM OF SALE NOTICE
EXHIBIT J       PROGRAM GUIDELINES
EXHIBIT K       [RESERVED]
EXHIBIT L       SECURITY AGREEMENT
EXHIBIT M       [RESERVED]
EXHIBIT N-1     FORM OF PROMISSORY NOTE
EXHIBIT N-2     FORM OF SUPPLEMENTAL LOAN PROMISSORY NOTE
EXHIBIT O-1     NOTICE OF WAREHOUSE BORROWING
EXHIBIT O-2     SUPPLEMENTAL BORROWING REQUEST
EXHIBIT P       FORM OF CONFIRMATION STATEMENT
EXHIBIT Q       FORM OF OPINION OF COUNSEL TO ORIGINATOR, SERVICER, SELLER AND BORROWER
EXHIBIT R       WIRE TRANSFER INSTRUCTIONS
EXHIBIT S       RECEIVABLES PURCHASE AGREEMENT
EXHIBIT T       SALE AND CONTRIBUTION AGREEMENT
EXHIBIT U       SERVICING AGREEMENT
EXHIBIT V       WAREHOUSE AFFILIATE GUARANTY

      WAREHOUSE LENDING AGREEMENT, dated as of April 29, 2005, among TRIAD AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware statutory trust ("Borrower"), TRIAD FINANCIAL WAREHOUSE SPECIAL PURPOSE LLC, a Delaware limited liability company ("Seller"), TRIAD FINANCIAL CORPORATION, a California corporation ("TFC"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the "Collection Account Bank"), and CITIGROUP GLOBAL MARKETS REALTY CORP., a New York Corporation ("Lender").

                              W I T N E S S E T H :

      WHEREAS, Borrower wishes to borrow certain sums from Lender hereunder in order to purchase certain motor vehicle retail installment sale contracts; and

      WHEREAS, Lender is willing, upon the terms and conditions set forth below, to lend such sums to Borrower.

      NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                            DEFINITIONS; CONSTRUCTION

      Section 1.01. Definitions. As used herein, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

      "Additional Approved Residual Financing Agreement" means (i) a residual financing agreement related to the Other Residual Facility and (ii) any other residual financing agreement under which the borrower is TFC or a special purpose Affiliate of TFC other than Seller, Borrower or Residual Facility Borrower and the lender is a financial institution other than Lender or Other Warehouse Lender, loans pursuant to which Lender has agreed in its reasonable discretion to include in the calculation of the amount specified under clause
(x)(B) of the definition of "Net Securitization Proceeds Percentage"; provided that, for the purposes of any calculation of the amount specified under clause
(x)(B) of the definition of "Net Securitization Proceeds Percentage", only loans collateralized by pledged securities that are deemed by Lender in its reasonable discretion to meet the criteria for Pledged ABS under the Master Residual Loan Agreement shall be considered, and the amount of any such loan shall be deemed to be the amount that Lender would loan against such pledged securities on the basis of the advance rates and market value formulas specified in the Master Residual Loan Agreement.

      "Additional Principal Payment Amount" means, with respect to any Remittance Date that occurs on or after the Termination Date, and after giving effect to all payments made pursuant to clauses (i) through (vi) of Section 3.12(c) on such Remittance Date, an amount equal to the sum of (x) the Total Supplemental Outstandings on such Remittance Date and (y) the excess of the Total Warehouse Outstandings over the Term Loan Borrowing Base on such Remittance Date.

      "Administration Fee" means the fee payable to the Administrator pursuant to the Trust Agreement.

      "Administrator" means TFC in its capacity as administrator under the Trust Agreement or any successor administrator under the Trust Agreement.

      "Advance Rate" means:

      (i) with respect to Class 1 Eligible Contracts, initially the percentage specified in Item 1 of Schedule 1; provided, however, with respect to Class 1 Eligible Contracts, if at any date of determination the then-applicable Advance Rate is greater than the anticipated Net Securitization Proceeds Percentage for such date of determination, then Lender may (at its sole option) modify the Advance Rate with respect to Class 1 Eligible Contracts to such anticipated Net Securitization Proceeds Percentage; provided further, that the Advance Rate with respect to Class 1 Eligible Contracts shall not exceed the percentage specified in Item 1 of Schedule 1;

      (ii)  with respect to any Ineligible Contract, zero percent (0%); and

      (iii) with respect to Class 2 Eligible Contracts, the following percentage, as applicable:

            (a) with respect to Class 2 Eligible Contracts that are delinquent thirty-one (31) consecutive days or more, but not more than sixty
            (60) consecutive days as of the close of business on the last day of the Collection Period immediately preceding such date of determination (or for the first Collection Period, as of the initial Cut-off Date), as of any date of determination, the percentage specified in Item 2 of Schedule 1, subject to clause (x) of the definition of "Borrowing Base";

            (b) with respect to Class 2 Eligible Contracts that are delinquent sixty-one (61) consecutive days or more, but not more than ninety
            (90) consecutive days as of the close of business on the last day of the Collection Period immediately preceding such date of determination (or for the first Collection Period, as of the initial Cut-off Date), the percentage specified in Item 3 of Schedule 1; or

            (c) with respect to Class 2 Eligible Contracts that are delinquent ninety-one (91) consecutive days or more, but not more than one hundred twenty (120) consecutive days as of the close of business on the last day of the Collection Period immediately preceding such date of determination (or for the first Collection Period, as of the initial Cut-off Date), the percentage specified in Item 4 of
            Schedule 1.

      "Advance Rate Reduction" means a reduction of the Advance Rate for any Contract pursuant to the first proviso to the definition of "Advance Rate".

      "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person means the power, direct or indirect, (i) to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or
(ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided that, for the purposes hereof, each of the Equity

Sponsors and its respective affiliates shall be deemed not to be "Affiliates" of any Triad Entity, and each Triad Entity shall be deemed not to be an Affiliate of any of the Equity Sponsors or any of their respective affiliates; provided further that the Equity Sponsors and the Triad Entities shall be deemed to be "Affiliates" hereunder solely for purposes of Sections 6.03(b), 6.03(c) and 7.06 hereunder.

      "Aggregate Total Outstandings" means, with respect to any date of determination, the sum of (x) the Total Warehouse Outstandings as of such date of determination and (y) the Total Supplemental Outstandings as of such date of determination.

      "Agreement" means this Warehouse Lending Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

      "Amount Financed" means the amount set forth in the underlying Contract as the "Amount Financed".

      "Annual Percentage Rate" or "APR" of a Contract means the annual percentage rate of finance charges or service charges, as stated in such Contract; provided that, if the annual rate with respect to such Contract is reduced pursuant to the Servicemembers Relief Act, formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940, the Annual Percentage Rate or APR shall refer to such reduced rate.

      "Applicable LIBOR" means, as of any date of determination, for each Loan, LIBOR as determined on such date.

      "Approved Third-Party Vendor" has the meaning set forth in the Servicing Agreement.

      "Authorized Signatory" means, with respect to Borrower, (x) any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to Borrower and who is identified on the list of authorized officers delivered by the Owner Trustee to Lender on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (y), so long as the Administrator is acting as such, a Responsible Officer of Administrator.

      "Auto Loan Purchase and Sale Agreement" means any agreement between a Third-Party Lender and TFC relating to the acquisition of Contracts from a Third-Party Lender by TFC.

      "Available Commitment" means, as of any date of determination, the amount by which the Commitment as of such date of determination exceeds the Total Warehouse Outstandings as of such date of determination.

      "Available Supplemental Commitment" means, as of any date of determination, the amount by which the Supplemental Commitment as of such date of determination exceeds the Total Supplemental Outstandings as of such date of determination.

      "Backup Servicer" has the meaning set forth in the Servicing Agreement.

      "Bankruptcy Code" means the law codified and enacted as Title 11 of the United States Code, entitled "Bankruptcy" and any successor statute thereto, in either case, as now or hereafter in effect.

      "Base Servicing Fee" has the meaning set forth in the Servicing Agreement.

      "Blocked Account Agreement" means the Amended and Restated Blocked Account Agreement, dated as of April 29, 2005, by and among Borrower, TFC, Mellon, and JPMorgan Chase Bank, National Association, in its capacities as agent and as trustee under various securitization trust instruments and as agent of Lender and the Other Warehouse Lender under the Loan Documents, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

      "Bloomberg" means Bloomberg Financial Markets Commodities News or its successors.

      "Board" means the Board of Governors of the Federal Reserve System.

      "Borrower" shall have the meaning set forth in the preamble hereof.

      "Borrower Trust Certificates" means the trust certificates evidencing the beneficial interest of the Certificateholder in Borrower.

      "Borrowing" means a borrowing of a Loan on a Borrowing Date during the Commitment Period in a minimum amount not less than the applicable Minimum Borrowing Amount.

      "Borrowing Base" means, on any date of determination, an amount equal to the sum of (a) the product of (x) the then-applicable Advance Rate for all Class 1 Eligible Contracts and (y) the aggregate Principal Balance (as of the applicable Borrowing Base Reference Date) of all Class 1 Eligible Contracts and
(b) the product of (x) the then-applicable Advance Rate for the Class 2 Eligible Contracts and (y) the aggregate Principal Balance (as of the applicable Borrowing Base Reference Date) of all Class 2 Eligible Contracts; provided that, notwithstanding the foregoing, as of any such date of determination, the Eligible Contracts that shall be permitted to be included in the foregoing Borrowing Base calculation shall be subject to the following limitations (unless otherwise consented to in writing by Lender):

            (x) if the portion of the Borrowing Base (computed as described above) composed of Class 2 Eligible Contracts described in clause (iii)(a) of the definition of "Advance Rate" (the "31-60 Gross Contribution") exceeds the applicable dollar amount specified in Item 5 of Schedule 1 as of such date of determination, then such portion of the Borrowing Base composed of the 31-60 Gross Contribution shall be reduced by an amount equal to the percentage of such excess specified in
                  Item 6 of Schedule 1;

            (y) the amount of the Borrowing Base composed of Class 2 Eligible Contracts described in clauses (iii)(a), (iii)(b) and (iii)(c) of the definition of "Advance Rate" (after giving effect to the preceding clause (x)) shall not exceed the applicable dollar amount specified in Item 7 of Schedule 1 as of such date of determination; and

            (z)         the amount of the Borrowing Base composed of Class 2
                  Eligible Contracts described in clauses (iii)(b) and (iii)(c) of the definition of "Advance Rate" shall not exceed the applicable dollar amount specified in Item 8 of Schedule 1 as of such date of determination.

      "Borrowing Base Certificate" means a borrowing base certificate substantially in the form of Exhibit B hereto (as such Exhibit B may be amended, supplemented or otherwise modified from time to time by the written consent of Borrower and Lender).

      "Borrowing Base Deficiency" means, as of any date of determination, the amount by which Total Warehouse Outstandings exceeds the Borrowing Base for such day.

      "Borrowing Base Reference Date" means (a) with respect to any date of determination and an eligible Clean-up Call Contract to be pledged under the Security Agreement during the Collection Period in which such date of determination occurs, the close of business on the last day of the calendar month immediately preceding the related Clean-up Call Settlement Date (provided that such Clean-up Call Settlement Date is to occur during the calendar month in which such date of determination occurs), (b) with respect to any other Eligible Contract and the Initial Borrowing Base Determination Date for such Eligible Contract, the later of (i) the beginning of business on the Cut-off Date specified in the related Notice of Warehouse Borrowing and (ii) the origination date of such Eligible Contract, and (c) with respect to any other Eligible Contract and any date of determination other than the Initial Borrowing Base Determination Date for such Eligible Contract, (i) if such date of determination is on or prior to the Remittance Date in the month of such date of determination, the close of business on the last day of the second Collection Period preceding such date of determination and (ii) if such date of determination is after the Remittance Date in the month of such date of determination, the close of business on the last day of the Collection Period immediately preceding such date of determination. Notwithstanding the foregoing, for the purposes of the date of determination on the Reconciliation Report Date, the Borrowing Base Reference Date for all Contracts shall be the close of business on April 30, 2005.

      "Borrowing Date" means any date, during the Commitment Period, on which a Borrowing occurs hereunder.

      "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York, the State of California or the State of Delaware shall be authorized or obligated by law, executive order, or governmental decree to be closed. Any action required to be taken on a day which falls on a day other than a Business Day shall be conducted on the next Business Day.

      "Certificate Distribution Account" has the meaning ascribed to such term in the Trust Agreement.

      "Certificateholder" means the Person in whose name the Borrower Trust Certificates are registered.

      "Change of Control" means any event or circumstance as a result of which
(i) TFC no longer owns 100% of the membership interests in Residual Facility Borrower, (ii) TFC no longer owns 100% of the membership interests in Seller, (iii) Seller no longer owns 100% of the Borrower Trust Certificates, (iv) unless TFC has completed an initial public offering of its capital stock, Hunter's Glen/Ford, Ltd. and its Affiliates, GTCR Golder Rauner, LLC and its Affiliates and Goldman Sachs Investor Group no longer collectively own (A) at least 50% of the capital stock of TFC and (B) at least 50% of the aggregate voting power of all classes of Voting Stock of TFC, (v) any other Person and its Affiliates collectively own a greater percentage of either the capital stock of TFC or the aggregate voting power of all classes of Voting Stock of TFC than the largest holder of such capital stock or Voting Stock among (A) Hunter's Glen/Ford, Ltd. and its Affiliates, (B) GTCR Golder Rauner, LLC and its Affiliates and (C) Goldman Sachs Investor Group, or (vi) any of TFC, Seller, Borrower or Residual Facility Borrower merges or consolidates with, or sells all or substantially all of its assets to, any other Person. As used in this definition, "Voting Stock" of any Person shall mean the capital stock or other indicia of equity rights of such Person which at the time has the power to vote for the election of one or more members of the Board of Directors (or other governing body) of such Person.

      "Class 1 Eligible Contracts" means, for any date of determination, the Eligible Contracts that are current or delinquent thirty (30) consecutive days or less as of the close of business on the last day of the Collection Period immediately preceding such date of determination (or for the first Collection Period, as of the initial Cut-off Date).

      "Class 2 Eligible Contracts" means, for any date of determination, Eligible Contracts that are delinquent thirty-one (31) consecutive days or more, but not more than one hundred twenty (120) consecutive days as of the close of business on the last day of the Collection Period immediately preceding such date of determination (or for the first Collection Period, as of the initial Cut-off Date).

      "Clean-up Call" means, with respect to any securitization of motor vehicle loans sponsored by Originator, a contractual right of Originator (in its capacity as servicer in such securitization) to purchase from the issuer in such securitization the motor vehicle loans collateralizing or supporting the securities issued in such securitization when the aggregate principal balance of such loans has declined to an amount specified in the sale and servicing agreement or pooling and servicing agreement for such securitization.

      "Clean-up Call Contract" means a Contract that (x) was transferred to an issuer in a securitization sponsored by Originator, (y) was purchased by Originator (in its capacity as servicer in such securitization) in connection with a Clean-up Call and (z) is pledged by Borrower to Lender under the Security Agreement on a Borrowing Date that is no later than one Business Day after the date of the purchase referenced in clause (y) above.

      "Clean-up Call Loan" means any Warehouse Loan with respect to which any Clean-up Call Contract is listed on the related Notice of Warehouse Borrowing; provided that the Clean-up Call Loans listed on the Notice of Warehouse Borrowing with respect to any Clean-up Call Loan shall all relate to the same Clean-up Call.

      "Clean-up Call Differential Amount" means, with respect to any Clean-up Call Loan, an amount equal to (x) the Optional Redemption Amount for the related Clean-up Call minus (y) the Clean-up Call Loan Funding Amount for such Clean-up Call Loan minus (z) the Other Lender Related Clean-up Call Loan Disbursement Amount for such Clean-up Call Loan (as determined by Borrower after giving effect to the amount of the Other Lender Related Clean-up Call Loan Funding Amount for such Clean-up Call
Loan).

      "Clean-up Call Loan Disbursement Account" means the account designated as such, established and maintained pursuant to Section 2.06(a).

      "Clean-up Call Loan Disbursement Amount" means, with respect to any Clean-up Call Loan, the sum of (x) the Clean-up Call Loan Funding Amount for such Clean-up Call Loan and (y) the Clean-up Call Differential Amount for such Clean-up Call Loan.

      "Clean-up Call Loan Funding Amount" means, with respect to any Clean-up Call Loan, an amount equal to the proceeds of a Borrowing in respect of Clean-up Call Loan to be made available to Borrower upon fulfillment of all applicable conditions to such Loan set forth in this Agreement (including, without limitation, all conditions specified in the applicable Lender Clean-up Call Disbursement Notice).

      "Clean-up Call Settlement Date" means, with respect to any Clean-up Call Loan, the date on which, in connection with the exercise of the related Clean-up Call, the servicer in the related securitization is required to deposit the applicable Optional Redemption Amount into the collection account for such securitization thereby effecting the satisfaction and discharge of the indenture and the release by the indenture trustee of the lien of the indenture on the Clean-up Call Contracts and other collateral.

      "Clearing Account" means account number 002-8644, titled "Triad Financial Corporation," or such other account or accounts designated as such, established and maintained with Mellon pursuant to the Blocked Account Agreement.

      "Closing Date" means the date that all of the conditions precedent set forth in Section 4.01 hereof have been fulfilled.

      "Collateral" has the meaning set forth in the Security Agreement.

      "Collection Account" means the account designated as such, established and maintained pursuant to Section 3.10(c).

      "Collection Account Bank" has the meaning specified in Section 3.10(c). The initial Collection Account Bank shall be JPMorgan Chase Bank, National Association.

      "Collection Account Bank Indemnified Expenses" has the meaning set forth in Section 10.04.

      "Collection Account Bank Indemnified Parties" has the meaning set forth in
Section 10.04.

      "Collection Period" means, in respect of a Remittance Date, the calendar month preceding the month in which such Remittance Date occurs; provided that the Collection Period in respect of the first Remittance Date shall be the period from and including the Closing Date to and including May 31, 2005.

      "Commitment" means (a) as of any date of determination during the period commencing with the Closing Date and ending on the Commitment Reduction Date, an amount equal to (1) Nine Hundred Seventy-Five Million Dollars (U.S. $975,000,000) minus (2) the Total Residual Facility Outstandings as of such date of determination minus (3) Total Supplemental Outstandings as of such date of determination, and (b) as of any date of determination during the period commencing on the Commitment Reduction Date and ending on the Business Day immediately preceding the Termination Date, an amount equal to (1) Seven Hundred Fifty Million Dollars (U.S. $750,000,000) minus (2) the Total Residual Facility Outstandings as of such date of determination minus (3) Total Supplemental Outstandings as of such date of determination.

      "Commitment Fee Credit Amount" means, if the Initial Securitization Closing Date is within 60 days after the Closing Date, an amount equal to the product of (i) a fraction, the numerator of which equals (A) 60, minus (B) the number of days after the Closing Date on which the Initial Securitization Closing Date occurs and the denominator of which is 60, (ii) the percentage specified in Item 9 of Schedule 1, (iii) a fraction, the numerator of which is 2 and the denominator of which is 24 and (iv) Two Hundred Twenty-Five Million Dollars (U.S. $225,000,000).

      "Commitment Fee Initial Payment" means an amount equal to the sum of (a) the product of (i) a fraction, the numerator of which is 2 and the denominator of which is 24, (ii) the percentage specified in Item 9 of Schedule 1 and (iii) Eight Hundred Fifty Million Dollars (U.S. $850,000,000) and (b) the product of
(i) a fraction, the numerator of which is 22 and the denominator of which is 24,
(ii) the percentage specified in Item 9 of Schedule 1 and (iii) Six Hundred Twenty-Five Million Dollars (U.S. $625,000,000).

      "Commitment Fee Post-60 Add-on Amount" means, if the Initial Securitization Closing Date is later than sixty (60) days after the Closing Date, an amount equal to the sum of the product of (i) a fraction, the numerator of which is 1 and the denominator of which is 24, (ii) the percentage specified in Item 9 of Schedule 1 and (iii) Two Hundred Twenty-Five Million Dollars (U.S. $225,000,000).

      "Commitment Fee Post-90 Add-on Amount" means, if the Initial Securitization Closing Date is later than ninety (90) days after the Closing Date, an amount equal to the sum of the product of (i) a fraction, the numerator of which is 1 and the denominator of which is 24, (ii) the percentage specified in Item 9 of Schedule 1 and (iii) Two Hundred Twenty-Five Million Dollars (U.S. $225,000,000).

      "Commitment Period" means the period commencing with the Closing Date and ending on the Business Day immediately preceding the Termination Date. For the avoidance of doubt, the Term Loan Extension Period (if any) shall not be part of the Commitment Period.

      "Commitment Reduction Date" means the date that is the earlier of (w) the closing date of the Initial Securitization, (x) the sixtieth (60th) day after the Closing Date if any portion of the

Commitment Fee Post-60 Add-on Amount is not paid in accordance with Section 2.05, (y) the ninetieth (90th) day after the Closing Date if any portion of the Commitment Fee Post-90 Add-on Amount is not paid in accordance with Section 2.05 and (z) the one hundred twentieth (120th) day after the Closing Date.

      "Commitment Termination Event" means the giving, or deemed giving, by Lender to Borrower of notice of Lender's termination of the Commitment following an Event of Default, in accordance with Section 8.02(a).

      "Concentration Account" means account number 013-5271, titled "Triad Financial Corporation," or such other account or accounts designated as such, established and maintained with Mellon pursuant to the Blocked Account Agreement.

      "Confidential Collateral Proposal Report" means a report, item of correspondence or other statement of information that relates solely to a prospective purchase or financing of any Collateral, any Other Warehouse Financing Facility Collateral, or any collateral under any Residual Financing Agreement or the Other Residual Facility, which purchase or financing shall have been proposed by a financial institution other than Lender.

      "Confirmation Statement" has the meaning set forth in Section 2.07 hereof.

      "Contract" means any retail installment sale contract or loan and security agreement executed by an Obligor in respect of a Financed Vehicle, (a) under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method, the "actuarial", the "sum of the period balances" or the "sum of the monthly balances" method (or any equivalent method) and (b) (i) identified on a schedule delivered to Lender (in electronic format or hard copy substantially in the form of such schedule delivered on the Closing Date), (ii) which is subject to the first priority security interest of Lender under the Security Agreement and
(iii) which has not been released from the Lien of Lender as provided in Section 12(b) of the Security Agreement. For the avoidance of doubt, if Borrower or Servicer shall be obligated to make a mandatory prepayment in the amount of the Release Consideration for a Contract pursuant to Section 3.03(g) or 3.03(h), as applicable, Lender shall be obligated to release its Lien on such Contract in accordance with Section 12(b)(ii) or Section 12(b)(iii) of the Security Agreement, as applicable.

      "Contract Files" means, with respect to any Contract and the related Financed Vehicle, a copy (which may be maintained as an electronic image) of each of the following documents:

            (a) the fully executed original of the Contract and any related dealer assignment;

            (b)   the original credit application fully executed by the Obligor;

            (c) the Lien Certificate or such documents that Borrower, or the Servicer on behalf of Borrower, shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Originator in the Financed Vehicle;

            (d) all other documents listed on the Documentation Checklist in effect on the Borrowing Date relating to such Contract; and

            (e) any and all other documents that Borrower, or the Servicer on behalf of Borrower, shall keep on file, in accordance with its customary procedures, relating to a Contract, an Obligor or a Financed Vehicle.

      "Conveyed Property" shall have the meaning set forth in the Receivables Purchase Agreement.

      "Corresponding Other Lender Clean-up Call Loan" means, with respect to a Clean-up Call Loan, the Clean-up Call Loan Settlement Date therefor and the Clean-up Call related thereto, an Other Lender Clean-up Call Loan that (a) relates to such Clean-up Call and (b) is scheduled to close on such Clean-up Call Loan Settlement Date.

      "Current Margin Percentage" means, on any date of determination, a percentage equal to (a) the product of (i) the percentage specified in Item 10 of Schedule 1 and (ii) a percentage equal to a fraction, expressed as a percentage, the numerator of which is the Residual Value of all Class 1 Eligible Contracts as of such date of determination and the denominator of which is the aggregate Principal Balance of all Class 1 Eligible Contracts as of such date of determination minus (b) the Differential Percentage as of such date of determination.

      "Custodian" means Servicer, in its capacity as custodian of the Legal Files pursuant to the Servicing Agreement; provided, however, that, if any Rating Agency shall at any time require the appointment of a third-party custodian of receivables files in connection with any securitization of motor vehicle loans sponsored by TFC or any Affiliate thereof, Lender, in its sole discretion, may require that such third-party custodian be appointed as Custodian of the Legal Files pursuant to a custodial agreement among such custodian, Lender, Borrower and Servicer.

      "Cut-off Date" means, in respect of any Contract, the related Borrowing Date or such other date, acceptable to Lender in its reasonable discretion, as may be specified in the related Notice of Warehouse Borrowing (provided that the Cut-off Date in respect of the Initial Contracts shall be the close of business on the fifth (5th) Business Day preceding the Closing Date).

      "Dealer" means the dealer who sold a Financed Vehicle to an Obligor and who originated and assigned the Contract relating to such Financed Vehicle to Originator under an existing Dealer Agreement between such Dealer and Originator, and any successor to such Dealer.

      "Dealer Agreement" means any agreement between Originator and a Dealer with respect to the origination of Contracts, substantially in a form attached hereto as Exhibit D or such other form as shall be approved by Lender, which approval shall not be unreasonably withheld.

      "Dealer Recourse" means, with respect to any Contract, all rights arising under the related Dealer Agreement or otherwise against the Dealer which originated such Contract.

      "Dealer Title Addendum" means, with respect to each Contract as to which the Dealer Title Guaranty, if applicable, is included in the related Dealer Agreement, a schedule of Dealers delivered to Servicer listing all Dealers for which the Dealer Title Guaranty is included in the related Dealer Agreement.

      "Dealer Title Guaranty" means, where, for reasons that are reasonably acceptable to Servicer, the relevant Dealer is temporarily unable to furnish a Lien Certificate, a written guaranty of such Dealer (which may be included in the related Dealer Agreement if so indicated on the Dealer Title Addendum); each of such documents having been signed where required by the Dealer in the appropriate spaces, and with all blanks properly filled in and otherwise correctly prepared.

      "Default" means any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.

      "Demand Note" has the meaning set forth in the Master Residual Loan Agreement.

      "Differential Percentage" means, on any date of determination, a percentage equal to (a) the Advance Rate with respect to Class 1 Eligible Contracts as of such date of determination minus (b) a percentage equivalent to
(i) an amount equal to (A) the amount specified in clause (x)(A) of the definition of "Net Securitization Proceeds Percentage" minus (B) the amount specified in clause (x)(C) of the definition of "Net Securitization Proceeds Percentage" divided by (ii) the amount specified in clause (y) of the definition of "Net Securitization Proceeds Percentage" (in each case, with respect to the anticipated Net Securitization Proceeds Percentage as of such date of determination).

      "Documentation Checklist" means the Documentation Checklist attached hereto as Exhibit E, as the same may be amended from time to time (provided that Borrower shall provide Lender with written notice of any such amendment promptly after such amendment).

      "Dollar" and the sign "$" means lawful money of the United States of America.

      "Eligible Contracts" means all Contracts other than Ineligible Contracts.

      "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

      "Eligible Institution" means (a) JPMorgan Chase Bank, National Association or (b) a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of at least AA by Standard & Poor's and Aa2 by Moody's or
(B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to Lender and (ii) whose deposits are insured by the FDIC; provided that Mellon shall be considered an Eligible Institution for the purposes of the second sentence of
Section 3.10(a).

      "Eligible Investments" means book-entry securities, negotiable instruments or securities, having a maturity date as specified in Section 3.10(d), represented by instruments in bearer or registered form which evidence:

            (i) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

            (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a short-term credit rating of A-1+ by S&P and P-1 from Moody's;

            (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Moody's of P-1 and a rating of A-1+ from S&P;

            (iv) investments in money market funds having a rating from Moody's in the highest investment category granted thereby and a rating of AAA from S&P;

            (v) demand deposits, time deposits and certificates of deposit that are fully insured by the FDIC;

            (vi) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

            (vii) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above; and

            (viii) any other investments approved in writing by Lender.

      "Eligible State" means any State listed in Schedule A, and any other State approved by Lender, which approval shall be deemed to have been granted by Lender upon Borrower's delivery to Lender of (a) a request to add such additional State, (b) a copy of a certificate evidencing the good standing of TFC, dated as of a date no more than 10 days prior to the date of such request, from the secretary of state (or other appropriate authority) of each such additional State, and (c) in the case of any State in which Contracts comprising ten percent (10%) or more of the value of the Collateral (but only such Collateral that consists of Contracts) have been originated, if the Aggregate Total Outstandings are greater than $200,000,000, an Opinion of Counsel, who shall not be an employee of or counsel to Borrower, Originator or Servicer, in form and substance satisfactory to Lender (A) with respect to the method of perfecting a security interest in the Financed Vehicles securing Contracts originated in such other State and (B) as to such other matters as counsel to TFC or any Affiliate of TFC are required to address in opinions of counsel delivered in connection with any securitization of motor vehicle receivables sponsored by TFC or an Affiliate of TFC, relating to States in which ten percent (10%) or more of such receivables have been originated.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Equity Sponsors" means each Person comprising the Goldman Sachs Investor Group, GTCR Golder Rauner, LLC and Hunter's Glen/Ford, Ltd.

      "Event of Default" shall have the meaning set forth in Section 8.01 hereof.

      "Expected Facility Termination Date" means the date that is the second anniversary of the Closing Date.

      "Facility Parity Violation" shall have the meaning set forth in Section
2.04 hereof.

      "Facility Parity Violation Fee" means, with respect to any Facility Parity Violation and any Remittance Date, a fee equal to the product of (x) 0.5 and (y) the excess of (1) the interest accrued, during the thirty (30) days prior to such Remittance Date (or, if less, any portion of such thirty-day period during which such Facility Parity Violation shall have remained uncured), on the promissory notes issued under the Other Warehouse Facility over (2) the interest accrued on the Notes during the thirty (30) days prior to such Remittance Date (or, if less, any portion of such thirty-day period during which such Facility Parity Violation shall have remained uncured).

      "FDIC" means the Federal Deposit Insurance Corporation.

      "Financed Vehicle" means a new or used automobile, van, sport utility vehicle or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

      "Form-of-Contract Requirements" means, with respect to any form on which a Contract is originated in any State, all requirements for forms of motor vehicle retail installment loan contracts originated in such State (including, without limitation, all requirements applicable to such a contract originated in any State) listed in Exhibit F-1 hereto, as such list may be amended from time to time; provided that Originator shall deliver to Lender then-current copies of the Form-of-Contract Requirements as required pursuant to Section 6.20.

      "Form of Contract" means a form of Contract that (a) is substantially similar in form and substance to the representative sample forms of contract attached hereto as Exhibit F-2 and (b) meets all applicable Form-of-Contract Requirements.

      "GAAP" means generally accepted accounting principles as in effect in the United States, as may be in place from time to time, applied on a consistent basis.

      "Goldman Sachs Investor Group" means any or all of GS Capital Partners 2000, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 Offshore, L.P., Goldman Sachs Direct Investment Fund 2000, L.P., GS Capital Partners 2000 GmbH & Co. BETEILIGUNGS KG and MTGLQ Investors, L.P. and the Affiliates of each of the foregoing.

      "Governmental Authority" means any nation, government, or State, or any political subdivision thereof, or any court, stock exchange, entity or agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Guarantee" means, as to any Person (the "Guaranteeing person"), any obligation of the Guaranteeing person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the Guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee shall not include the endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any guarantee of any Guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (b) the maximum amount for which such Guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary obligation and the maximum amount for which such Guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such Guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Guaranteeing person in good faith.

      "Hedging Strategy" means an interest rate hedging strategy implemented by Borrower for the purpose of providing protection with respect to the Loans against fluctuations in interest rates.

      "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person, whether or not contingent, under repurchase agreements, sales/buy-back agreements or similar arrangements, to repurchase property from another Person, (d) all obligations of such Person to pay the deferred or acquisition price of property or services, other than trade accounts payable (except for borrowed money) arising in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are delivered to such Person, (e) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (only to the extent of the fair market value of such asset if such indebtedness has not been assumed by such Person), (f) all Guarantees of such Person, (g) all capitalized lease obligations of such Person, (h) all obligations of such Person as an account party in respect of letters of credit and similar instruments issued for the account of such Person, and (i) any of the foregoing which constitute obligations or indebtedness of a general partnership or a limited liability partnership for which such Person is liable as a matter of law or contract.

      "Ineligible Contract" means any Contract (i) as to which, on any date of determination, there is a breach of any representation, warranty or covenant set forth in Schedule B hereto (after giving effect to such representation, warranty or covenant as if it were made as of, and relates to, such date of determination, as well as any prior date specified therein), which breach materially and adversely affects such Contract, (ii) which is a Liquidated Contract, (iii) as to which the related Financed Vehicle has been liquidated by repossession and sale thereof or through casualty and receipt of insurance proceeds thereof or is otherwise reflected properly as a deficiency balance,
(iv) as to which an Obligor thereon is the subject -- or, at any time during the term of such Contract, has been subject -- of a bankruptcy proceeding, (v) which is delinquent more than one hundred twenty (120) consecutive days as of the close of business on the last day of the Collection Period immediately preceding the date of determination (or for the first Collection Period, as of the initial Cut-off Date), (vi) which has been modified in contravention of the Servicing Policies and Procedures, (vii) as to which there is a breach of any covenant set forth in the Servicing Agreement, (viii) as to which Servicer has not received the Lien Certificate for the applicable Financed Vehicle within one hundred fifty (150) days (or, solely in the case of an Initial Funding Contract, within one hundred eighty (180) days) after the last day of the month in which the Contract applicable thereto became subject to the Lien of Lender under the Security Agreement, (ix) as to which there is an incomplete Legal File (other than as contemplated in clause (viii) hereof), (x) as to which there is an incomplete Contract File after the thirtieth (30th) day following the date on which the Contract became subject to the Lien of the Lender under the Security Agreement (other than as contemplated in clause (viii) hereof), (xi) as to which the date of origination of the Contract by the Originator is more than ninety
(90) days earlier than the date on which such Contract was pledged to Lender under the Security Agreement (except that a Contract shall not be deemed to be an Ineligible Contract pursuant to this clause (xi) if (A) it is an Initial Funding Contract or (B) it is a Clean-up Call Contract), (xii) which is delinquent more than thirty (30) consecutive days as of the date on which such Contract was pledged to Lender under the Security Agreement (except that a Contract shall not be deemed to be an Ineligible Contract pursuant to this clause (xii) if (A) it is an Initial Funding Contract or (B) it is a Clean-up Call Contract), or (xiii) which has remained subject to the terms of this Agreement and the Security Agreement for more than two hundred seventy (270) days (whether or not consecutive), except that a Clean-up Call Contract shall not be deemed to be an Ineligible Contract pursuant to this clause (xiii); provided, that if any such event or condition is thereafter cured or remedied, such Ineligible Contract shall be reinstated as an Eligible Contract; provided further that a Contract shall not be deemed to be an Ineligible Contract pursuant to clause (i) through (xiii) above if Lender, in its sole discretion, consents in writing that such Contract shall not be deemed to be an Ineligible Contract pursuant to such clauses (i) through (xiii).

      "Initial Borrowing Base Determination Date" means, for any Eligible Contract, the date on which Borrower delivers to Lender the Notice of Warehouse Borrowing on which such Eligible Contract is listed.

      "Initial Contracts" means, collectively, the Initial Funding Contracts and the Initially Pledged Additional Collateral Contracts.

      "Initial Cut-off Date" means the Cut-off Date in respect of the Initial Contracts, which shall be the close of business on the fifth (5th) Business Day preceding the Closing Date.

      "Initial Funding Contract" means a Contract that is pledged by Borrower to Lender under the Security Agreement on the Borrowing Date for the first Borrowing hereunder.

      "Initial Securitization" means the first securitization of Contracts consummated by TFC after the Closing Date.

      "Initial Securitization Closing Date" means the closing date of the Initial Securitization.

      "Initially Pledged Additional Collateral Contracts" means, collectively, all motor vehicle retail installment sale contracts originated by Originator during the period from and including the fourth (4th) day preceding the Closing Date to and including the Closing Date.

      "Insurance Policies" means any comprehensive and collision, fire and theft and physical damage insurance policies maintained by Obligors (including, without limitation, the Obligor's comprehensive insurance policy), any credit policy (including without limitation credit life and credit disability), any service contracts and any GAP insurance.

      "Intercreditor Agreement" means the Amended and Restated Intercreditor Agreement, dated as of April 29, 2005 among TFC, JPMorgan Chase Bank, National Association, in its capacities as agent and trustee under various securitization trust instruments, Lender, the Other Warehouse Lender, MBIA Insurance Corporation and Ambac Assurance Corporation, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

      "Investment Earnings" means, with respect to any Remittance Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Collection Account, which investment earnings are to be deposited into the Collection Account no later than the Business Day immediately preceding the related Remittance Date pursuant to Section 3.10(d).

      "Legal Files" means, with respect to each Contract, the following documents held by the Custodian: the fully executed original of such Contract with fully executed assignment from the related Dealer to Originator (together with any agreements modifying the Contract, including, without limitation, any extension agreements), a fully executed assignment in blank from Originator, the Lien Certificate or the Title Package, the fully executed original of any form legally required to be executed by a co-signer, evidence of verification of physical damage insurance coverage and the original of the Obligor's credit application.

      "Lender" shall have the meaning set forth in the preamble hereof.

      "Lender Clean-up Call Disbursement Notice" has the meaning specified in
Section 2.06(e). A Lender Clean-up Call Disbursement Notice will contain the conditions precedent specified in Section 2.06(f).

      "Lender Deposit Date" means, with respect to any Clean-up Call Loan, the date specified in the applicable Notice of Warehouse Borrowing that occurs no earlier than two (2) Business Days before the Clean-up Call Settlement Date for such Clean-up Call Loan.

      "Lender Loan Document" means any Loan Document other than a document specified in clause (p) or clause (q) of the definition of "Loan Documents".

      "Lender Wire Transfer Instructions" means the wire transfer instructions attached hereto as Exhibit R, as such instructions may be amended from time to time by written notice from Lender to Borrower and the Collection Account Bank.

      "Lenders' Intercreditor Agreement" means the Intercreditor Agreement, dated as of April 29, 2005, between Lender and Other Warehouse Lender, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Liabilities Assumption" means, with respect to any Class 1 Eligible Contracts, the Residual Valuation Model therefor and any date of determination,
(a) an assumption that collections on such Class 1 Eligible Contracts be applied to pay all interest and principal due on an asset-backed note rated in the highest long-term rating category by at least two nationally recognized statistical rating organizations, issued in a hypothetical securitization that
(i) is collateralized by such Class 1 Eligible Contracts, (ii) has credit enhancement requirements consistent with the anticipated Net Securitization Proceeds Percentage as of such date of determination, and (iii) has a Clean-up Call exercised on the future date as of which the market value of such Class 1 Eligible Contracts is to be measured under such Residual Valuation Model, and/or
(b) any other assumption the that is utilized in such Residual Valuation Model in the reasonable discretion of Lender with respect to hypothetical or actual liabilities to be satisfied by collections on such Class 1 Eligible Contracts on or prior to the future date as of which the market value of such Class 1 Eligible Contracts is to be measured under such Residual Valuation Model.

      "LIBOR" means the rate determined by Lender daily (or less frequently as Lender may in its sole discretion determine) on the basis of the London Inter-Bank Offered Rate for one-month U.S. dollar deposits, as such rate appears as "BBAM" "Page DG8 4a" on Bloomberg as of 8:00 a.m. (New York City time) on such date (rounded up to the nearest whole multiple of 1/16%); provided that if such rate does not appear on Bloomberg, the rate for such date will be the rate determined by reference to such other comparable publicly available service publishing such rates as may be selected by Lender in its sole discretion and communicated to Borrower.

      "LIBOR Margin" means (i) with respect to Warehouse Loans, the percentage specified in Item 11(a) of Schedule 1 and (ii) with respect to Supplemental Loans, the percentage specified in Item 11(b) of Schedule 1; provided that, during the Term Loan Extension Period (if any), the LIBOR Margin for Warehouse Loans shall be the percentage specified in Item 11(c) of Schedule

1 and the LIBOR Margin for Supplemental Loans shall be the percentage specified in Item 11(d) of Schedule 1.

      "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

      "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party or such other evidence acceptable to the Registrar of Titles of the applicable State, in each case, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any State in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" means only a certificate or notification issued to a secured party.

      "Liquidated Contract" means, with respect to any Collection Period, any Contract with respect to which any of the following has occurred: (i) 10% or more of any scheduled payment thereon is 120 days or more past due; (ii) (A) at least 90 days have elapsed since the Servicer repossessed the Financed Vehicle or (B) the related Financed Vehicle has been sold; or (iii) the Servicer has determined in good faith that all amounts it expects to be recovered have been received.

      "Liquidation Proceeds" means, with respect to any Liquidated Contract, the moneys collected in respect thereof during the Collection Period in which such Contract became a Liquidated Contract, from whatever source (including Dealer Recourse), net any amount required by law to be remitted to the Obligor on such Liquidated Contract; provided, however, that the Liquidation Proceeds with respect to any Contract shall in no event be less than zero.

      "List of Contracts" shall have the meaning set forth in Section 4.02(e)(ii) hereof.

      "Loan" or "Loans" shall have the respective meanings set forth in Section 2.01(a) hereof.

      "Loan Documents" means (a) this Agreement, (b) the Notes, (c) the Security Agreement, (d) the Sale and Contribution Agreement (and each Sale and Contribution Supplement related thereto), (e) the Receivables Purchase Agreement (and each Receivables Purchase Agreement Supplement related thereto), (f) the Servicing Agreement, (g) the Blocked Account Agreement, (h) the Residual Financing Agreements, (i) each document and instrument executed and delivered in connection with the Hedging Strategy, (j) the Warehouse Affiliate Guaranty, (k) the Residual Affiliate Guaranty, (l) the Intercreditor Agreement, (m) the Lenders' Intercreditor Agreement, (n) the Trust Agreement, (o) all other documents and instruments executed and delivered in connection herewith or therewith, (p) all documents and instruments executed and delivered in connection with the Other Warehouse Facility and (q) all documents and instruments executed and delivered in connection with any residual financing facility that the Residual Facility Borrower has with the Other Warehouse Lender.

      "Lockbox" shall have the meaning set forth in Section 3.10(a) hereof.

      "Lockbox Depository" means Mellon, or such other financial institutions appointed from time to time in accordance with the Blocked Account Agreement.

      "London Banking Day" means any day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England.

      "Margin Stock" shall have the meaning set forth in Regulation U of the Board.

      "Master Residual Loan Agreement" means the Master Residual Loan Agreement dated as of April 29, 2005, among the Residual Facility Borrower, the Collection Account Bank and Lender, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Material Adverse Change" means a material adverse change in, or the disclosure or discovery of any information not previously disclosed to Lender which Lender deems material and adverse relating to the business, operations, properties, condition (financial or otherwise) or prospects of Servicer, Originator, Seller, Borrower or Residual Facility Borrower, in each case, individually, or with its respective Affiliates, taken as a whole.

      "Material Adverse Effect" means a material adverse effect on (a) the Contracts or any of the other Collateral (including, without limitation, the enforceability or collectibility of the Contracts), (b) the business, operations, properties, condition (financial or otherwise) or prospects of Servicer, Originator, Seller, Borrower or Residual Facility Borrower, in each case, individually, or with its respective Affiliates, taken as a whole, (c) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of Lender hereunder or thereunder or the validity, perfection or priority of any Lien in favor of Lender granted thereunder, (d) the timely payment of the principal of or interest on any Borrowings or other amounts payable in connection therewith or (e) the ability of Servicer, Originator, Seller, Borrower or Residual Facility Borrower to perform its obligations under any Loan Document to which it is a party.

      "Maximum Supplemental Advance Percentage" means, on any date of determination, a percentage equal to (a) the percentage specified in Item 12 of
Schedule 1 minus (b) the Advance Rate with respect to Class 1 Eligible Contracts as of such date of determination.

      "Mellon" means Mellon Bank, N.A., a national banking association organized under the laws of the United States of America and Mellon Financial Services Corporation #1, a Delaware corporation.

      "Minimum Borrowing Amount" means (i) with respect to a Warehouse Loan, $2,000,000, and (ii) with respect to a Supplemental Loan, $1,000,000.

      "Moody's" means Moody's Investors Service, Inc., or its successor.

      "Net Securitization Proceeds Percentage" means, at any date of determination, with respect to the related Prospective Securitization of Contracts, a percentage equivalent to (x) an amount equal to (A) the gross sales price of all investment-grade notes and certificates sold or expected to be sold pursuant to such securitization, plus (B) the amount of any loan, as reasonably agreed to by Lender, available or expected to be available to the Residual Facility Borrower under any Residual Financing Agreement or any Additional Approved Residual Financing Agreement, in each case solely on the basis of the actual or expected Pledged ABS for such Prospective Securitization of Contracts, minus (C) any amounts deposited or to be deposited in any spread, reserve, yield supplement or capitalized interest account, minus (D) all underwriting discounts or placement agency fees paid or expected to be paid with respect to the sale of any notes or certificates pursuant to such securitization, minus (E) all fees, costs and expenses incurred or expected to be incurred by Borrower and its Affiliates in connection with such securitization (including residual financing), minus (F) accrued interest under this Agreement or any other financing agreement on the Contracts to the earlier of the anticipated date of settlement of such securitization and the next Remittance Date; divided by (y) the sum of (1) the anticipated aggregate outstanding principal balance of the motor vehicle loans transferred or expected to be transferred to the issuer in such securitization and (2) the initial pre-funding amount, if any, with respect to such securitization.

      "Notes" shall have the meaning set forth in Section 2.02(b) hereof.

      "Notice of Clean-up Call" means, with respect to any Clean-up Call Loan and the Clean-up Call related thereto, a notice of the intent of the servicer in the related securitization to effect such Clean-up Call, the delivery of which notice to the indenture trustee in such securitization is a condition to such servicer's exercise of such Clean-up Call pursuant to the transaction documents for such securitization.

      "Notice of Warehouse Borrowing" shall have the meaning set forth in
Section 2.03(a) hereof.

      "Obligations" means (i) the unpaid principal of and premium, if any, and interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other obligations and liabilities of every nature of Borrower from time to time owing to Lender, in each case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), to the extent such obligations and liabilities arise under, out of, or in connection with, this Agreement or any other Loan Document or under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, premium, if any, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to Lender) that are required to be paid by Borrower pursuant to the terms of this Agreement or any other Loan Document.

      "Obligor" means, with respect to a Contract, the purchaser or co-purchaser of the Financed Vehicle and/or any other person who owes payments under such Contract.

      "Opinion of Counsel" means one or more written opinions of counsel, who, unless otherwise provided herein, may be an employee of or counsel to Originator, which counsel shall be acceptable to Lender.

      "Optional Redemption Amount" means, with respect to any Clean-up Call Loan and the Clean-up Call related thereto, the amount required to be deposited into the collection account for the related securitization, by or on behalf of the servicer in such securitization, to purchase the related Clean-up Call Contracts (and any other applicable assets of the securitization issuer) in connection with the exercise by such servicer of such Clean-up Call.

      "Originator" means TFC in its capacity as originator of the Contracts.

      "Other Lender Clean-up Call Loan" has the meaning ascribed to the term "Clean-up Call Loan" in the Warehouse Lending Agreement related to the Other Warehouse Facility.

      "Other Lender Clean-up Call Loan Disbursement Amount" has the meaning ascribed to the term "Clean-up Call Loan Disbursement Amount" in the Warehouse Lending Agreement related to the Other Warehouse Facility.

      "Other Lender Clean-up Call Loan Funding Amount" has the meaning ascribed to the term "Clean-up Call Loan Funding Amount" in the Warehouse Lending Agreement related to the Other Warehouse Facility.

      "Other Lender Deficiency" means an Other Lender Residual Deficiency or an Other Lender Warehouse Deficiency.

      "Other Lender Related Clean-up Call Loan Disbursement Amount" means, with respect to a Clean-up Call Loan, the Other Lender Clean-up Call Loan Disbursement Amount (if any) in respect of the Corresponding Other Lender Clean-up Call Loan (if any) related to such Clean-up Call Loan.

      "Other Lender Related Clean-up Call Loan Funding Amount" means, with respect to a Clean-up Call Loan, the Other Lender Clean-up Call Loan Funding Amount (if any) in respect of the Corresponding Other Lender Clean-up Call Loan (if any) related to such Clean-up Call Loan.

      "Other Lender Residual Deficiency" means, with respect to any date of determination and any residual financing facility that the Residual Facility Borrower has with the Other Warehouse Lender, any amount that is due and unpaid under such facility as of such date of determination, and that the Other Warehouse Lender shall have provided notice of to Lender on or prior to such date of determination.

      "Other Lender Warehouse Deficiency" means, with respect to any date of determination, any amount that is due and unpaid under the Other Warehouse Facility as of such date of determination, and that the Other Warehouse Lender shall have provided notice of to Lender on or prior to such date of determination.

      "Other Residual Facility" means the residual financing facility established pursuant to that certain Master Residual Loan Agreement, dated as of April 29, 2005, among Residual Facility Borrower, as borrower, the Collection Account Bank, as collection account bank, and the Other Residual Facility Lender, as lender, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Other Residual Facility Lender" means Goldman Sachs Mortgage Company, as lender under the Other Residual Facility.

      "Other Warehouse Facility" means the warehouse financing facility established pursuant to that certain Warehouse Lending Agreement, dated as of April 29, 2005, among TFC, as originator and servicer, Seller, as seller, Borrower, as borrower, the Collection Account Bank, as collection account bank, and the Other Warehouse Lender, as lender as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Other Warehouse Financing Facility Collateral" has the meaning set forth in the Security Agreement.

      "Other Warehouse Lender" means Goldman Sachs Mortgage Company, as lender under the Other Warehouse Facility.

      "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

      "Payment Determination Date" means (i) with respect to any Regular Remittance Date, the third Business Day preceding such Remittance Date, and (ii) with respect to any Special Remittance Date, the second Business Day preceding such Remittance Date.

      "Permitted Borrowing Date" means (i) in the case of a Warehouse Loan, the Business Day following Borrower's delivery of a Notice of Warehouse Borrowing during the Commitment Period and (ii) in the case of a Supplemental Loan, the Borrowing Date specified in the related Confirmation Statement during the Commitment Period.

      "Person" means any individual, partnership, firm, corporation, association, joint venture, trust, limited liability company or other entity of whatever nature.

      "Pledged ABS" has the meaning specified in Section 1.1 of the Master Residual Loan Agreement (provided that, solely for the purposes of any calculation of the amount specified under clause (x)(B) of the definition of "Net Securitization Proceeds Percentage", Pledged ABS shall also include securities pledged under Additional Approved Residual Financing Agreements, which securities are deemed by Lender in its reasonable discretion to meet the criteria for Pledged ABS under the Master Residual Loan Agreement).

      "Precomputed Contract" means any Contract under which the portion of a payment allocable to earned interest (which may be referred to in the related Contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the

"actuarial", the "sum of periodic balances" or the "sum of monthly balances" method (or any equivalent method).

      "Pricing Assumptions" means, with respect to the Class 1 Eligible Contracts on any date of determination, the pricing assumptions (including, without limitation, the discount rate, the prepayment rate and the cumulative loss assumption) enumerated in the Relevant Confirmation Statement for such date of determination.

      "Prime Rate" means the prime rate (or if a range is given, the average of such prime rates) listed under "Money Rates" in The Wall Street Journal for such date or, if The Wall Street Journal is not published on such date, then in The Wall Street Journal most recently published.

      "Principal Balance" means, as of the close of business on the last day of a Collection Period and as to any Contract, the Amount Financed minus the portion of all payments actually collected from or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method.

      "Program Guidelines" means the Triad Financial Corporation Program Guidelines, a copy of which is attached hereto as Exhibit J, as such Program Guidelines may be amended from time to time; provided, that Originator shall give Lender at least ten (10) Business Days prior written notice of any amendment to the Program Guidelines.

      "Prospective Securitization of Contracts" means, with respect to a reasonable determination by Lender of the Net Securitization Proceeds Percentage as of any date of determination, a proposed or hypothetical securitization of Class 1 Eligible Contracts on or about such date of determination.

      "Rating Agency" means each of Moody's and Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by Lender, notice of which designation shall be given to Borrower.

      "Receivables Purchase Agreement" means the Master Receivables Purchase Agreement between Borrower, as purchaser, and Seller, as seller, dated as of April 29, 2005, a copy of which is attached as Exhibit S hereto, as supplemented by the applicable Receivables Purchase Agreement Supplements between Borrower, as purchaser, and Seller, as seller, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Receivables Purchase Agreement Supplement" shall have the meaning set forth in the Receivables Purchase Agreement.

      "Reconciliation Report Date" has the meaning specified in Section 2.08(a).

      "Recoveries" means, with respect to any Contract that becomes a Liquidated Contract, monies collected in respect thereof during any Collection Period following the Collection Period in which such Contract became a Liquidated Contract, from whatever source (including Dealer

Recourse), net of any amount required by law to be remitted to the Obligor; provided, however, that the Recoveries with respect to any Contract shall in no event be less than zero.

      "Regular Remittance Date" means the twelfth (12th) day of each month, or if such day is not a Business Day, the Business Day immediately succeeding such day, beginning in June 2005.

      "Regulation U" means Regulation U promulgated by the Board.

      "Related Assets" means (i) Borrower's security interest in Financed Vehicles, (ii) Borrower's rights, remedies, powers and privileges under the Contracts, including any personal guaranty thereof, (iii) Borrower's rights, remedies, powers and privileges under the Sale and Contribution Agreement, (iv) Borrower's rights, remedies, powers and privileges under the Servicing Agreement, (v) Borrower's rights, remedies, powers and privileges under the Dealer Agreements, including but not limited to Dealer Recourse and any holdback amounts, (vi) insurance proceeds or rebates under Insurance Policies and (vii) all proceeds of the foregoing, in each case, only to the extent such items relate to the Contracts.

      "Release Consideration" means, with respect to any Contract that (i) is repurchased by Seller from Borrower pursuant to Section 6.2 of the Receivables Purchase Agreement, is repurchased by TFC from Seller pursuant to Section 6.2 of the Sale and Contribution Agreement, and Lender's security interest in which is released pursuant to Section 12(b)(ii) of the Security Agreement or (ii) is purchased by the Servicer from Borrower pursuant to Section 2.07 of the Servicing Agreement and Lender's security interest in which is released pursuant to Section 12(b)(iii) of the Security Agreement, an amount equal to the outstanding Principal Balance of such Contract as of the date of such purchase or repurchase, as applicable, plus all accrued but unpaid interest thereon.

      "Relevant Confirmation Statement" means, with respect to any date of determination, the Confirmation Statement that is to be delivered (or, if already delivered, the Confirmation Statement that was delivered) in connection with the Supplemental Loan requested in the most recent Supplemental Borrowing Request as of such date of determination; provided that the Pricing Assumptions set forth in such Relevant Confirmation Statement shall apply to the calculation of the Supplemental Advance Rate, as of such date of determination, for both such Supplemental Loan and all other Supplemental Loans that are outstanding on such date of determination.

      "Relevant Report" means any report, correspondence or other statement of information related to (a) any Collateral, any Other Warehouse Financing Facility Collateral, or any collateral under any Residual Financing Agreement or the Other Residual Facility (other than a Confidential Collateral Proposal Report), (b) any secured financing facility under which TFC or any Affiliate thereof is a borrower (including, but not limited to, the Other Warehouse Facility, the Other Residual Facility and each facility established pursuant to the Lender Loan Documents), (c) any securitization of motor vehicle loans or retail installment sale contracts sponsored or contemplated by TFC, (d) any other actual or contemplated securities issuance by TFC or any Affiliate of TFC,
(e) the origination policies, procedures or operations of TFC, (f) the servicing policies, procedures or operations of TFC, or (g) any circumstance, event, or development relating to the business, operations, properties, condition (financial or otherwise) or prospects of TFC, Seller, Borrower or Residual Facility Borrower that constitutes, or is reasonably likely to constitute, a Material Adverse Change or that has resulted in, or is reasonably likely to result in, a Material Adverse Effect.

      "Remittance Date" means a Regular Remittance Date or a Special Remittance Date.

      "Renewal Commitment Fee" means with respect to any renewal of the commitment under this Agreement referenced in the last sentence of Section 2.05(a), an amount equal to the product of (a) Six Hundred Twenty-Five Million Dollars (U.S. $625,000,000) and (b)(i) if the Renewal Commitment Termination Date is as specified in clause (a) of the definition thereof, the percentage specified in Item 13(a) of Schedule 1, (ii) if the Renewal Commitment Termination Date is as specified in clause (b) of the definition thereof, the percentage specified in Item 13(b) of Schedule 1, (iii) if the Renewal Commitment Termination Date is as specified in clause (c) of the definition thereof, the percentage specified in Item 13(c) of Schedule 1, and (iv) if the Renewal Commitment Termination Date is as specified in clause (d) of the definition thereof, the percentage specified in Item 13(d) of Schedule 1.

      "Renewal Commitment Termination Date" means if the commitment under this Agreement is renewed by written mutual agreement of Lender and Borrower, any one of the following to which Lender and Borrower mutually agree in writing: (a) the date which is the 365th day after the Initial Commitment Termination Date (or if such date is not a Business Day, the immediately succeeding Business Day), (b) the date which the 548th day after related Initial Commitment Termination Date (or if such date is not a Business Day, the immediately succeeding Business
Day), (c) the date which is the 730th day after related Initial Commitment Termination Date (or if such date is not a Business Day, the immediately succeeding Business Day), or (d) the date which is the 913th day after related Initial Commitment Termination Date (or if such date is not a Business Day, the immediately succeeding Business Day); provided, however, that in no event shall Lender or Borrower be required to enter into any such renewal agreement.

      "Repurchase Date" has the meaning specified in Section 6.2 of the Sale and Contribution Agreement.

      "Required Audit Report" means any report required to be delivered pursuant to Section 2.11(a) of the Servicing Agreement.

      "Required Cure of Breach Date" has the meaning specified in Section
3.03(g).

      "Required Remittance Amount" means, for any Remittance Date, the sum of
(i) all amounts received from Obligors or from any other sources on or in respect of the Contracts during the immediately preceding Collection Period (and during the period since the immediately preceding Remittance Date, in the case of a Special Remittance Date) and (ii) all Investment Earnings with respect to such Remittance Date. For the avoidance of doubt, no amount received in respect of any Contract shall be part of the Required Remittance Amount for any Special Remittance Date if such amount was part of the Required Remittance Amount for the immediately preceding Remittance Date.

      "Requirement of Law" means, as to any Person, any law, statute, rule, treaty, regulation, or determination of an arbitrator, court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which any such Person or any of its properties may be bound or affected.

      "Residual Affiliate Guaranty" has the meaning set forth in the Master Residual Loan Agreement.

      "Residual Facility" means the residual financing facility established pursuant to the Master Residual Loan Agreement.

      "Residual Facility Borrower" means Triad Financial Residual Special Purpose LLC, a Delaware limited liability company, as borrower under the Master Residual Loan Agreement, any other Residual Financing Agreement and any residual financing facility with the Other Warehouse Lender.

      "Residual Financing Agreement Deficiency" means, with respect to any date of determination and any Residual Financing Agreement, any amount that is due and unpaid under such agreement as of such date of determination.

      "Residual Financing Agreements" means, collectively, the Master Residual Loan Agreement and each other loan or credit and security agreement between Lender and the Residual Facility Borrower secured by Pledged ABS and listed on a Schedule thereto (as such Schedule may be amended from time to time in accordance with the terms of the related Residual Financing Agreement), as each such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Residual Valuation Model" means a computer program utilized by Lender to establish the present value, as of any date of determination, of the residual portion of Class 1 Eligible Contracts, based upon the applicable Pricing Assumptions, the applicable expected loss curve, and the applicable Liabilities Assumption. Lender and Borrower acknowledge that Lender delivered a sample of such a computer program to Borrower prior to the Closing Date; provided that Lender and Borrower further acknowledge that such delivery of such sample shall in no way constrain or otherwise affect Lender's right to modify any such computer program in Lender's reasonable discretion in accordance with the terms of this Agreement.

      "Residual Value" means, with respect to the Class 1 Eligible Contracts on any date of determination, the present value, as of such date of determination, of the residual portion of such Class 1 Eligible Contracts, as such value is determined by Lender in its reasonable judgment in accordance with the Residual Valuation Model. The Pricing Assumptions used by Lender in determining such present value of the residual portion of Class 1 Eligible Contracts on any date of determination will be as set forth in the Relevant Confirmation Statement for such date of determination.

      "Responsible Officer" means any of the president, chief executive officer, chief financial officer, any executive vice president, treasurer, controller or secretary of Originator, Servicer, Administrator or Seller, as the case may be.

      "Rolling 60-Day Aggregate Total Outstandings" means, with respect to the last day of any calendar month during the Commitment Period, the average of Aggregate Total Outstandings calculated as of such day and as of each of the previous 59 days.

      "Rolling 60-Day Other Warehouse Facility Aggregate Total Outstandings" means, with respect to the last day of any calendar month during the Commitment Period, the average of the aggregate principal amount of warehouse loans and supplemental loans outstanding under the Other Warehouse Facility calculated as of such day and as of each of the previous 59 days.

      "Sale" means a sale of Contracts either through (a) a securitization of such Contracts or (b) a "whole loan" sale of such Contracts.

      "Sale and Contribution Agreement" means the Master Sale and Contribution Agreement between Seller, as purchaser, and Originator, as seller, dated as of April 29, 2005, a copy of which is attached as Exhibit T hereto, as supplemented by the applicable Sale and Contribution Agreement Supplements between Seller, as purchaser, and Originator, as seller, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Sale and Contribution Agreement Supplement" shall have the meaning set forth in the Sale and Contribution Agreement.

      "Sale Notice" means a sale notice substantially in the form of Exhibit I hereto.

      "Scheduled Payment" means the payment required to be made by the Obligor during the related Collection Period as set forth in the related Contract.

      "Securitization LLC" means Triad Financial Special Purpose, LLC, a Delaware limited liability company.

      "Security Agreement" means the Security Agreement between Borrower, as pledgor, and Lender, as pledgee, dated as of April 29, 2005, a copy of which is attached as Exhibit L hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Seller" shall have the meaning set forth in the preamble hereof.

      "Servicer" means TFC in is capacity as servicer of the Contracts pursuant to the Servicing Agreement.

      "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 2.09 of the Servicing Agreement, substantially in the form of Exhibit A of the Servicing Agreement.

      "Servicer Termination Event" has the meaning set forth in Section 4.01 of the Servicing Agreement.

      "Servicing Agreement" means the Servicing Agreement among Lender, Borrower, Servicer and the Backup Servicer, dated as of April 29, 2005, a copy of which is attached as Exhibit U hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Servicing Fee" has the meaning set forth in the Servicing Agreement.

      "Servicing Policies and Procedures" means the Servicing Policies and Procedures attached hereto as Exhibit H, as the same may be amended from time to time with the prior written consent of Lender.

      "Simple Interest Contract" means any Contract under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

      "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the date through which the preceding payment of interest was applied and the remainder of such payment is allocable to principal.

      "Special Remittance Date" means (a) each Business Day designated by Lender as a Remittance Date during the continuation of an Event of Default and (b) the later of (i) the Termination Date and (ii) any Term Loan Maturity Date (or, if such later date is not a Business Day, the Business Day immediately succeeding such date).

      "Standard & Poor's" or "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

      "State" means any State of the United States of America, or the District of Columbia.

      "Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of December 23, 2004, among Fairlane Credit LLC, Ford Motor Credit Company, Triad Acquisition Corp. and Triad Holdings, Inc.

      "Subsidiary" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

      "Successor Servicer" has the meaning set forth in the Servicing Agreement.

      "Supplemental Advance Percentage" means, on any date of determination, the lesser of (x) the Current Margin Percentage as of such date of determination and
(y) the Maximum Supplemental Advance Percentage as of such date of determination.

      "Supplemental Borrowing Base" means, on any date of determination, an amount equal to the product of (x) the Supplemental Advance Percentage as of such date of determination and (y) the aggregate Principal Balance (as of the applicable Borrowing Base Reference Date) of all Class 1 Eligible Contracts.

      "Supplemental Borrowing Base Deficiency" means, as of any date of determination, the amount by which Total Supplemental Outstandings exceeds the Supplemental Borrowing Base as of such date of determination.

      "Supplemental Borrowing Request" shall have the meaning set forth in
Section 2.03(b) hereof.

      "Supplemental Commitment" means, as of any date of determination, the lesser of (x) an amount equal to (1) One Hundred Twenty-Five Million Dollars (U.S. $125,000,000) minus (2) the Total Residual Facility Outstandings as of such date of determination and (y) the aggregate Principal Balance (as of the applicable Borrowing Base Reference Date) of all Class 1 Eligible Contracts.

      "Supplemental Interest Payment Amount" has the meaning set forth in
Section 3.01(b)(i).

      "Supplemental Loan" or "Supplemental Loans" shall have the respective meanings set forth in Section 2.01(a) hereof.

      "Supplemental Loan Note" shall have the meaning set forth in Section 2.02(b) hereof.

      "Supplemental Regular Principal Payment Amount" has the meaning set forth in Section 3.03(b)(ii).

      "Supplemental Servicing Fee" has the meaning set forth in the Servicing Agreement.

      "Termination Date" means the earlier to occur of (x) the Expected Facility Termination Date and (y) the date on which a Commitment Termination Event occurs.

      "Term Loan Borrowing Base" means, with respect to any date of determination during the Term Loan Extension Period, a percentage of the Borrowing Base as of such date of determination equal to the percentage specified in Item 14 of Schedule 1.

      "Term Loan Commitment Fee" means a fee in an amount equal to the product of (x) the percentage specified in Item 15 of Schedule 1 and (y) the Aggregate Total Outstandings on the Termination Date.

      "Term Loan Extension Period" means, with respect to a Termination Date that occurs on the Expected Facility Termination Date, the period commencing with such Termination Date and ending on the Term Loan Maturity Date.

      "Term Loan Maturity Date" means, with respect to a Termination Date that occurs on the Expected Facility Termination Date, the date that is 180 days following such Termination Date.

      "TFC" has the meaning set forth in the preamble hereof.

      "Third-Party Lender" means an entity that originated a loan to a consumer or was the original assignee of a motor vehicle retail installment sale contract from a dealer for the purchase of a motor vehicle and sold the loan or motor vehicle retail installment sale contract to TFC pursuant to an Auto Loan Purchase and Sale Agreement.

      "Third-Party Lender Assignment" means, with respect to a Contract, the assignment executed by a Third-Party Lender conveying the Contract to TFC.

      "Title" shall have the meaning set forth in the Security Agreement.

      "Title Package" means (i) evidence that documentation has been submitted to the appropriate State motor vehicle authority to obtain a Lien Certificate noting the first priority lien of Originator or (ii) a Dealer Title Guaranty, if any.

      "Total Residual Facility Outstandings" means, with respect to any date of determination, the sum of (x) the unpaid principal amount of all borrowings outstanding under any and all of the Residual Financing Agreements as of such date of determination and (y) an amount equal to the sum of (i) the aggregate principal amount of loans outstanding, as of such date of determination, under each Demand Note issued by Lender or any Affiliate of Lender and (ii) the aggregate of amounts available to be borrowed, as of such date of determination, under all such Demand Notes.

      "Total Supplemental Outstandings" means, with respect to any date of determination, the unpaid principal amount of all Supplemental Loans outstanding hereunder as of such date of determination.

      "Total Warehouse Outstandings" means, with respect to any date of determination, the unpaid principal amount of all Warehouse Loans outstanding hereunder as of such date of determination.

      "Transferred Property" shall have the meaning set forth in the Sale and Contribution Agreement.

      "Triad Entities" means each of Triad Holdings L.L.C. and its subsidiaries.

      "True-up Payment Rights and Receipts" means Borrower's rights, remedies, powers and privileges under Section 2.07(c) of the Stock Purchase Agreement and all amounts received in accordance therewith.

      "Trust Agreement" means the Trust Agreement dated as of April 29, 2005 between Seller, as depositor, and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Unsecured TFC Noteholder" means a holder of Triad Financial Corporation 11.125% Senior Notes due 2013 or a holder of any other unsecured corporate debt of TFC or any Affiliate of TFC.

      "Warehouse Affiliate Guaranty" means, the written guaranty made by TFC, as guarantor, in favor of Lender, dated as of April 29, 2005, a copy of which is attached as Exhibit V hereto.

      "Warehouse Interest Payment Amount" has the meaning set forth in Section 3.01(b)(i).

      "Warehouse Loan" or "Warehouse Loans" shall have the respective meanings set forth in Section 2.01(a) hereof.

      "Warehouse Loan Note" shall have the meaning set forth in Section 2.02(a) hereof.

      "Warehouse Regular Principal Payment Amount" has the meaning set forth in
Section 3.03(b)(i).

      Section 1.02. Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP.

      Section 1.03. Other Definitional Terms. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

      Any defined term which relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof.

                                  ARTICLE II.

                          AMOUNT AND TERMS OF THE LOANS

      Section 2.01. The Loans.

            (a) Lender agrees, upon the terms and subject to the conditions and relying upon the representations and warranties hereinafter set forth, to make one or more loans (each, a "Warehouse Loan" and, together, the "Warehouse Loans") to Borrower up to a maximum principal amount at any one time outstanding equal to the Commitment, during the Commitment Period. Lender further agrees, upon the terms and subject to the conditions and relying upon the representations and warranties hereinafter set forth, to make one or more loans in addition to the Warehouse Loans (each, a "Supplemental Loan" and, together, the "Supplemental Loans" and, together with the Warehouse Loans, the "Loans") to Borrower up to a maximum principal amount at any one time outstanding equal to the Supplemental Commitment, during the Commitment Period.

            (b)   Notwithstanding Section 2.01(a), no Loan shall be made:

                  (i)   on a day other than a Permitted Borrowing Date;

                  (ii) in an amount less than the applicable Minimum Borrowing Amount;

                  (iii) in the case of a Warehouse Loan, in an amount which would exceed the Available Commitment on such day;

                  (iv) in the case of a Warehouse Loan on or prior to the Reconciliation Report Date (or in the case of a Warehouse Loan after such date if the conditions specified in Section 2.08(d) are not satisfied), if any of the Contracts that are listed in the related Notice of Warehouse Borrowing are Initially Pledged Additional Collateral Contracts;

                  (v) in the case of a Warehouse Loan, in an amount which, when added to the Total Warehouse Outstandings on such day (before giving effect to the amount of such Borrowing), would result in a Borrowing Base Deficiency;

                  (vi) in the case of a Supplemental Loan, in an amount which would exceed the Available Supplemental Commitment on such day; or

                  (vii) in the case of a Supplemental Loan, in an amount which, when added to the Total Supplemental Outstandings on such day (before giving effect to the amount of such Borrowing), would result in a Supplemental Borrowing Base Deficiency.

            (c) All Loans may be borrowed, repaid and reborrowed in accordance with the terms of this Agreement; provided that no Loans shall be made hereunder during the Term Loan Extension Period.

      Section 2.02. The Notes. (a) The Warehouse Loans shall be evidenced by a promissory note substantially in the form of Exhibit N-1 hereto, duly executed by Borrower, dated the date hereof, payable to the order of Lender in the maximum principal amount equal to NINE HUNDRED SEVENTY-FIVE MILLION DOLLARS (U.S. $975,000,000) (the "Warehouse Loan Note"). Lender is hereby authorized to record the dates and amounts of all Warehouse Loans made by Lender to Borrower under this Agreement and the dates and amounts of all payments and prepayments of the principal of the Warehouse Loans on the schedule (and each continuation thereof) attached to and constituting part of the Warehouse Loan Note. Such recordation shall be conclusive in the absence of manifest error; provided that the failure of Lender to make any such recordation or any error in such recordation shall not affect the obligations of Borrower hereunder and/or under the Warehouse Loan Note.

            (b) The Supplemental Loans shall be evidenced by a promissory note substantially in the form of Exhibit N-2 hereto, duly executed by Borrower, dated the date hereof, payable to the order of Lender in the maximum principal amount equal to ONE HUNDRED TWENTY-FIVE MILLION DOLLARS (U.S. $125,000,000) (the "Supplemental Loan Note" and, together with the Warehouse Loan Note, the "Notes"). Lender is hereby authorized to record the dates and amounts of all Supplemental Loans made by Lender to Borrower under this Agreement and the dates and amounts of all payments and prepayments of the principal of the Supplemental Loans on the schedule (and each continuation thereof) attached to and constituting part of the Supplemental Loan Note. Such recordation shall be conclusive in the absence of manifest error; provided that the failure of Lender to make any such recordation or any error in such recordation shall not affect the obligations of Borrower hereunder and/or under the Supplemental Loan Note.

            (c) The outstanding principal amount of the Loans shall be payable as set forth in Article III hereof. Borrower shall pay interest on the outstanding principal amount of the Loans, for each day from and including the date of the making of such Loans to but excluding the date the principal amount thereof shall be paid in full, at the rates and pursuant to the terms set forth in Article III hereof.

      Section 2.03. Making the Loans. (a) Each Borrowing with respect to a Warehouse Loan shall be made on notice (a "Notice of Warehouse Borrowing"), substantially in the form of Exhibit O-1 hereto, appropriately completed and executed by an Authorized Signatory of Borrower, which Notice of Warehouse Borrowing must be received by Lender not later than 2:00 p.m. (New York City time) on the Business Day prior to the proposed Borrowing Date by Borrower to Lender; provided that, if any of the Eligible Contracts to be pledged in connection with a Warehouse Loan are Clean-up Call Contracts, the related Notice of Warehouse Borrowing must be received by Lender not later than 2:00 p.m. (New York City time) on the third (3rd) Business Day of the month of the Borrowing Date proposed by Borrower to Lender; provided further, that there shall be no more than one Notice of Warehouse Borrowing per Business Day and no more than five (5) Notices of Warehouse Borrowing per week (except that there may be one additional Notice of Warehouse Borrowing delivered on a Business Day on which a Notice of Warehouse Borrowing with respect to a Clean-up Call Loan is delivered and, if such an additional Notice of Warehouse Borrowing is delivered on such a Business Day, a total of six (6) Notices of Warehouse Borrowing may be delivered during the week in which such Business Day falls). Each such Notice of Warehouse Borrowing shall be irrevocable. In the case of any Clean-up Call Loan, Borrower shall deliver to Lender a copy of the related Notice of Clean-up Call, together with a notice to Lender of Borrower's intent to deliver a Notice of Warehouse Borrowing with respect to such Clean-up Call Loan, no later than the Business Day immediately following the date on which such Notice of Clean-up Call shall have been delivered to the indenture trustee in the related securitization. Upon fulfillment of the applicable conditions set forth in Article IV hereof, Lender shall make the proceeds of a Borrowing made on notice in accordance with this
Section 2.03(a) available to Borrower in immediately available funds to such account or accounts as Borrower shall designate to Lender in writing. Except in the case of Borrowings with respect to Clean-up Call Loans pursuant to Section 2.06, proceeds of a Borrowing in accordance with the preceding sentence shall be made on the proposed Borrowing Date, but in no event earlier than 2:00 p.m. (New York City time) on such Borrowing Date.

            (b) Subject to the terms and conditions of this Agreement, Lender shall make Supplemental Loans pursuant to the provisions of the related Confirmation Statement, and any Supplemental Loan hereunder shall be made upon a written Borrowing request (a "Supplemental Borrowing Request"), substantially in the form of Exhibit O-2 hereto, appropriately completed and executed by an Authorized Signatory of Borrower, which Supplemental Borrowing Request must be received by Lender not later than 2:00 p.m. (New York City time) on the Business Day prior to the Borrowing Date for such Supplemental Loan proposed by Borrower to Lender in such Supplemental Borrowing Request; provided, that there shall be no more than one Supplemental Borrowing Request per week and no more than four
(4) Borrowing Dates per
calendar month on which a Supplemental Borrowing Request is delivered. Each such Supplemental Borrowing Request shall be irrevocable. Upon execution and delivery by Borrower of the related Confirmation Statement in accordance with Section
2.07 hereof (and fulfillment of the applicable conditions set forth in Article IV hereof), but in no event earlier than 2:00 p.m. (New York City time) on the proposed Borrowing Date, Lender shall make the proceeds of a Borrowing requested in accordance with this Section 2.03(b) available to Borrower in immediately available funds to such account or accounts as Borrower shall designate to Lender in writing.

      Section 2.04. Borrowings under Other Warehouse Facility. Subject to the requirements for, and limitations on, Borrowings set forth in Section 2.03, the Rolling 60-Day Aggregate Total Outstandings as of the last day of any calendar month during the Commitment Period shall not be either $40 million greater or $40 million less than the Rolling 60-Day Other Warehouse Facility Aggregate Total Outstandings as of such date. Each Notice of Warehouse Borrowing and each Supplemental Borrowing Request shall contain a statement as to the Rolling 60-Day Other Warehouse Facility Aggregate Total Outstandings and the Rolling 60-Day Aggregate Total Outstandings, in each case as of the last day of the immediately preceding calendar month. In the event that Borrower shall fail to perform or observe any provision of this Section 2.04 (any such failure, a "Facility Parity Violation"), and such Facility Parity Violation shall not have been cured within ten (10) Business Days after discovery by Lender thereof, Borrower shall pay Lender a Facility Parity Violation Fee on each Remittance Date until such Facility Parity Violation shall have been cured; provided that, if such Facility Parity Violation shall not have been cured within thirty (30) days after discovery by Lender thereof, such Facility Parity Violation shall constitute an Event of Default pursuant to Section 8.01(j). Notwithstanding the foregoing, a Facility Parity Violation shall not have occurred if or to the extent that the cause of the disparity between the Aggregate Total Outstandings and the aggregate principal amount of loans outstanding under the Other Warehouse Facility results from any or all of the foregoing: (i) the termination of the Other Warehouse Facility; (ii) the utilization of Demand Notes on a disproportionate basis between the Other Residual Facility and the Residual Financing Agreements; (iii) a difference in the amount outstanding under the Other Residual Facility and the amount outstanding under the Residual Financing Agreements; and (iv) a difference between the Advance Rate with respect to Class 1 Eligible Contracts and the analogous advance rate under the Other Warehouse Facility.

      Section 2.05. Commitment Fee Initial Payment, Commitment Fee Credit Amount and Commitment Fee Extension Amounts; Renewal Commitment Fees. On the Closing Date, Borrower shall pay Lender the Commitment Fee Initial Payment. The Commitment Fee Initial Payment shall be nonrefundable; provided, however, that, if the Initial Securitization Closing Date occurs on or before the sixtieth
(60th) day after the Closing Date and prior to the payment in full of the Obligations, Borrower shall be entitled to credit the Commitment Fee Credit Amount against funds otherwise available to pay the Warehouse Interest Payment Amount on succeeding Remittance Dates in accordance with Section 3.12(c); provided further, that no such credit may be taken if an Event of Default shall have occurred and be continuing on any Remittance Date on which such credit would otherwise be applied. If the Initial Securitization Closing Date does not occur on or before the sixtieth (60th) day after the Closing Date, Borrower shall pay Lender, on the first Remittance Date following such sixtieth (60th) day, the Commitment Fee Post-60 Add-on Amount in accordance with Section 3.12(c). If the Initial Securitization Closing Date does not occur on or before the ninetieth (90th) day after the Closing Date, Borrower shall pay Lender, on the first Remittance Date following such ninetieth (90th) day, the Commitment Fee Post-90 Add-on Amount in accordance with Section 3.12(c). If the commitment to make Loans under this Agreement is renewed past the Expected Facility Termination Date to a Renewal Commitment Termination Date by mutual written agreement between Borrower and Lender, Borrower shall pay Lender the related Renewal Commitment Fee on or prior to the Expected Facility Termination Date; provided that in no event shall Lender or Borrower be required to enter into any such renewal agreement.

      Section 2.06. Borrowings in Respect of Clean-up Call Contracts. In addition to the satisfaction of all other requirements for Warehouse Loans specified in this Article II and such requirements specified in Article IV, the following requirements shall also be satisfied in connection with any Clean-up Call Loan:

            (a) The Collection Account Bank (as defined in Section 3.10(c)), for the benefit of Lender, shall cause to be established and maintained at the Collection Account Bank, or such other financial institution as determined by Lender upon written notice to the Collection Account Bank, in the name of Lender an Eligible Deposit Account (the "Clean-up Call Loan Disbursement Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Lender (and with the Lender as the sole "customer" (as defined in Section 4-104 of the UCC) or sole "entitlement holder" (as defined in
Section 8-102(a)(7) of the UCC), as applicable, with respect to the Clean-up Call Loan Disbursement Account). Lender hereby revocably authorizes the Collection Account Bank to make payments and disbursements from any amounts on deposit in the Clean-up Call Disbursement Account in connection with a proposed Clean-up Call Loan in accordance with the provisions of and subject to the conditions specified in this Agreement and the Lender Clean-up Call Disbursement Notice with respect thereto. Lender may, in its sole discretion, revoke at any time such authority and appoint a successor entity (and successors thereto from time to time) to make such payments and disbursements. Funds on deposit in the Clean-up Call Loan Disbursement Account shall be invested by the Collection Account Bank in Eligible Investments upon the same terms as those specified in
Section 3.10(d) with respect to such investments in respect of the Collection Account.

            (b) No later than the Lender Deposit Date for a Clean-up Call Loan, Borrower shall deliver to the Collection Account Bank in immediately available funds, for deposit into the Clean-up Call Loan Disbursement Account, the Clean-up Call Differential Amount for such Clean-up Call Loan. Borrower hereby authorizes the Collection Account Bank to make payments and disbursements from any Clean-up Call Differential Amounts on deposit in the Clean-up Call Disbursement Account in connection with a proposed Clean-up Call Loan in accordance with the provisions and subject to the conditions specified in this Agreement and the applicable Lender Clean-up Call Disbursement Notice with respect thereto. The Collection Account Bank shall hold such Clean-up Call Differential Amount for such Clean-up Call Loan until it receives disbursement instructions from Lender with respect to such Clean-up Call Differential Amount pursuant to Section 2.06(f) or withdrawal instructions from Lender pursuant to
Section 2.06(g).

            (c) In the Notice of Warehouse Borrowing delivered in connection with any Clean-up Call Loan, Borrower shall specify (i) the Clean-up Call Settlement Date for such Clean-up Call Loan and (ii) the Lender Deposit Date for such Clean-up Call Loan; provided that the Lender Deposit Date for a Clean-up Call Loan shall be no earlier than two (2) Business Days prior to the Clean-up Call Settlement Date for such Clean-up Call Loan.

            (d) On the Lender Deposit Date for a Clean-up Call Loan (as specified in the related Notice of Warehouse Borrowing pursuant to Section 2.06(c)), Lender shall deposit into the Clean-up Call Loan Disbursement Account in immediately available funds the related Clean-up Call Loan Funding Amount. The Collection Account Bank shall hold such Clean-up Call Loan Funding Amount uninvested in the Collection Account until it receives disbursement instructions from Lender with respect to such Clean-up Call Loan Funding Amount pursuant to
Section 2.06(f) or withdrawal instructions from Lender pursuant to Section 2.06(g).

            (e) On the Lender Deposit Date for a Clean-up Call Loan, Lender will deliver to the Collection Account Bank a notice with respect to the proposed Clean-up Call Loan (a "Lender Clean-up Call Disbursement Notice"), which notice will specify the following:

                  (i) the name of the securitization trust subject to the proposed Clean-up Call;

                  (ii) the "Optional Redemption Amount" for such Clean-up Call (based solely upon information provided to Lender by the Servicer);

                  (iii) the Clean-up Call Settlement Date;

                  (iv)  the Clean-up Call Loan Funding Amount;

                  (v) the Clean-up Call Differential Amount then on deposit in the Clean-up Call Disbursement Account;

                  (vi) the conditions precedent to Lender's instruction to the Collection Account Bank to disburse the Clean-up Call Disbursement Amount; and

                  (vii) such other information as Lender may reasonably deem necessary or appropriate.

            (f) On the Clean-up Call Settlement Date for a Clean-up Call Loan (as specified in the related Notice of Warehouse Borrowing pursuant to Section 2.06(c)), Lender shall instruct the Collection Account Bank to withdraw from the Clean-up Call Loan Disbursement Account the related Clean-up Call Disbursement Amount (including, without limitation, the related Clean-up Call Loan Funding Amount and the Clean-up Call Differential Amount) and to deposit such Clean-up Call Loan Disbursement Amount into the collection account for the related securitization, on behalf of the servicer in such securitization, as consideration for the purchase by the servicer of the related Clean-up Call Contracts (and any other applicable assets of the related securitization issuer) in connection with the exercise of the related Clean-up Call; provided, however, that Lender shall so instruct the Collection Account

Bank only if each of the conditions precedent set forth in the related Lender Clean-up Call Disbursement Notice shall have been satisfied on or prior to such Clean-up Call Settlement Date.

      Each Lender Clean-up Call Disbursement Notice will specify the applicable conditions precedent, including the following:

                  (i) Lender shall have received a fully executed copy of the Sale and Contribution Agreement Supplement transferring the Clean-up Call Contracts to the Borrower pursuant to the Sale and Contribution Agreement;

                  (ii) Lender shall have received a fully executed copy of the Notice of Warehouse Borrowing pledging the Clean-up Call Contracts to the Lender pursuant to this Agreement, together with any other documents required by or provided for in this Agreement, including, without limitation, the applicable Borrowing Base Certificate;

                  (iii) If a Clean-up Call Loan is also being made under the Other Warehouse Facility, then Lender shall receive copies of Other Lender's Clean-up Call Disbursement Notice and evidence reasonably acceptable to Lender of satisfaction of all conditions precedent to disbursement of the clean-up call disbursement amount under the Other Warehouse Facility;

                  (iv) Lender shall have received an Opinion of Counsel of the issuer or the servicer in the related securitization, dated the Clean-up Call Settlement Date, addressed to Lender and in form and substance reasonably acceptable to Lender, containing an opinion that all conditions precedent to the exercise of the Clean-up Call (in accordance with all applicable documents for such securitization) have been satisfied;

                  (v) the indenture trustee in the related securitization shall have delivered to Lender evidence of the satisfaction and discharge of the relevant indenture, together with a written release of all of its right, title and interest in and to such Clean-up Call Contracts;

                  (vi) Lender shall have received the UCC-3 Partial Release Statements referenced in Section 4.02(e)(iv)(2) with respect to such Clean-up Call Contracts; and

                  (vii) Lender shall have received such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

            (g) If Lender has not instructed the Collection Account Bank by 11:00 a.m. (New York City time) on the Clean-up Call Settlement Date that the conditions precedent specified in the Lender Clean-up Call Disbursement Notice have been satisfied or waived, then the Collection Account Bank shall, prior to 1:00 p.m. (New York City time) on such date, withdraw the related Clean-up Call Loan Disbursement Amount from the Clean-up Call Loan Disbursement Account and deliver the Clean-up Call Loan Funding Amount to the order of Lender and the Clean-up Call Differential Amount to the order of Borrower, unless Lender shall have otherwise instructed the Collection Account Bank in writing.

      Section 2.07. Confirmation Statements with Respect to Supplemental Loans. Lender shall, with respect to each Supplemental Loan, prepare and deliver a completed confirmation statement substantially in form and substance attached hereto as Exhibit P (in each case, the "Confirmation Statement") to Borrower confirming the agreement between Borrower and Lender as to the specific terms of the applicable Supplemental Loan. Each such Confirmation Statement shall, when duly executed and delivered by Borrower, constitute a binding agreement between Borrower and Lender, and this Agreement is hereby incorporated in its entirety into each such Confirmation Statement and made a part thereof as if it were set out in full in each such Confirmation Statement. In case of any inconsistency between any provisions of a Confirmation Statement and any provisions of this Agreement, the provisions of such Confirmation Statement shall control.

      Section 2.08. Post-Closing Borrowing Base Reconciliation.

            (a) No later than 2:00 p.m. (New York City time) on May 9, 2005 (the date of delivery being the "Reconciliation Report Date"), Borrower shall deliver to Lender a Borrowing Base Certificate as of the close of Business on April 30, 2005. For the purposes of such Borrowing Base Certificate, the Borrowing Base Reference Date for all Contracts shall be the close of business on April 30, 2005.

            (b) If any Borrowing Base Deficiency or any Supplemental Borrowing Base Deficiency shall have occurred as of April 30, 2005 and such Borrowing Base Deficiency or Supplemental Borrowing Base Deficiency shall not have been previously cured, then Borrower shall cure such Borrowing Base Deficiency or Supplemental Borrowing Base Deficiency in accordance with Section 3.03(d) no later than one (1) Business Day after the Reconciliation Report Date.

            (c) If no Borrowing Base Deficiency or Supplemental Borrowing Base Deficiency shall have occurred as of April 30, 2005, Lender shall be obligated to release its Lien on the True-up Payment Rights and Receipts in accordance with Section 12(d) of the Security Agreement.

            (d) If, as of any date of determination after the Reconciliation Report Date, the Borrowing Base shall exceed the Aggregate Total Outstandings, Borrower may list Initially Pledged Additional Collateral Contracts with an aggregate outstanding Principal Balance equal to or less than the amount of such excess on a Notice of Warehouse Borrowing as proffered Collateral for the Warehouse Loan related to such Notice of Warehouse Borrowing; provided that any Initially Pledged Additional Collateral Contract so listed on any such Notice of Warehouse Borrowing must be an Eligible Contract; provided further that no Contract shall be so listed on more than one Notice of Warehouse Borrowing.

      Section 2.09. Notices of Current Margin Amount and Market Value. Promptly following Lender's receipt from Servicer of a Servicer's Certificate delivered pursuant to Section 2.09 of the Servicing Agreement and Section 6.19 hereof, Lender shall provide Borrower with notice of Lender's most recent determination of (i) the Net Securitization Proceeds Percentage and (ii) the Supplemental Borrowing Base.

                                  ARTICLE III.

                            INTEREST, PAYMENTS, ETC.

      Section 3.01. Interest on the Loans. (a) Except as otherwise provided herein, each Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date of the making of such Loan to but excluding the date the principal amount thereof shall be paid in full, at a rate per annum equal to the Applicable LIBOR rate for such day, plus the applicable LIBOR Margin (computed on the basis of the actual number of days elapsed in a year of 360 days).

            (b) Except as otherwise provided herein, all accrued and unpaid interest on the Loans shall be payable in arrears:

                  (i) on each Remittance Date (the amount of such accrued and unpaid interest on the Warehouse Loans, the "Warehouse Interest Payment Amount" for such Remittance Date, and the amount of such accrued and unpaid interest on the Supplemental Loans, the "Supplemental Interest Payment Amount" for such Remittance Date);

                  (ii)  pursuant to Section 3.03(f); and

                  (iii) on the Termination Date.

            (c) If, by the terms of this Agreement or either Note, Borrower at any time is required or obligated to pay interest at a rate in excess of the maximum rate permitted by applicable law, the rate of interest shall be deemed to be immediately reduced to such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments made in reduction of the principal amount due hereunder and under the applicable Note and shall be applied, in the case of the Warehouse Loans, to Total Warehouse Outstandings and, in the case of the Supplemental Loans, to Total Supplemental Outstandings.

      Section 3.02. Optional Prepayments. Borrower may, at its sole option, prepay the Loans on any day, in whole or in part, at any time upon two (2) Business Days' prior written notice to Lender and the Collection Account Bank. Any such prepayment shall be accompanied by all other obligations due and owing in respect of such prepayment, including, without limitation, with respect to interest, fees and payments pursuant to this Article III. Any prepayment of the Loans in part shall be applied first to the Total Supplemental Outstandings until the Total Supplemental Outstandings are paid in full and second to the Total Warehouse Outstandings until the Total Warehouse Outstandings are paid in full, unless otherwise agreed to by Lender. In addition, in selecting the Collateral to be released from the lien of the Security Agreement upon a partial prepayment, unless such partial prepayment relates to a securitization of the Contracts so to be released, no selection procedures adverse to the interest of Lender, in Lender's reasonable discretion, shall be utilized by Borrower.

      Section 3.03. Mandatory Repayments and Prepayments. (a) If the Termination Date shall occur as a result of a Commitment Termination Event, Borrower shall pay to Lender the

Aggregate Total Outstandings in full on the Termination Date. If the Termination Date occurs on the Expected Facility Termination Date and Borrower pays Lender the Term Loan Commitment Fee no later than the Termination Date, Borrower shall pay to Lender the Aggregate Total Outstandings in full no later than the Term Loan Maturity Date; provided that, if Borrower shall not have paid such Term Loan Commitment Fee by the Termination Date, the Aggregate Total Outstandings shall be due and payable in full on the Termination Date.

            (b)   On each Remittance Date:

                  (i) Borrower shall prepay the Total Warehouse Outstandings by an amount equal to the Borrowing Base Deficiency, if any, which occurred as of the last day of the immediately preceding calendar month, which have not been prepaid pursuant to clauses (d) or (e) below (the required amount of any such prepayment on any Remittance Date pursuant to this Section 3.03(b)(i), the "Warehouse Regular Principal Payment Amount" for such Remittance Date); and

                  (ii) Borrower shall prepay the Total Supplemental Outstandings by an amount equal to the Supplemental Borrowing Base Deficiency, if any, which occurred as of the last day of the immediately preceding calendar month, which have not been prepaid pursuant to clause
      (d) below (the required amount of any such prepayment on any Remittance Date pursuant to this Section 3.03(b)(ii), the "Supplemental Regular Principal Payment Amount" for such Remittance Date).

            (c) On the date of any Sale, Borrower shall prepay an amount equal to the sum of (A) the difference between (i) the Total Warehouse Outstandings as of such date and (ii) the Borrowing Base of the Eligible Contracts remaining subject to the Lien of Lender under the Security Agreement after giving effect to such Sale, and (B) the difference between (i) the Total Supplemental Outstandings as of such date and (ii) the Supplemental Borrowing Base after giving effect to such Sale. Borrower hereby agrees to provide to Lender a Sale Notice at least five (5) Business Days prior to any Sale. Notwithstanding the foregoing, in the event that the Cut-off Date with respect to any Contracts subject to a Sale is the first day of the calendar month in which such Sale occurs: (x) the amount of the Total Warehouse Outstandings to be prepaid on the date of such Sale shall equal the product of (A) the aggregate Principal Balance of the Contracts to be included in such Sale and released from the Lien of Lender, as of the first day of the calendar month in which such Sale occurs (or any later date in such month on which a Borrowing shall have been made to acquire the Contracts subject to such Sale), times (B) the then-applicable Advance Rate for such Contracts; and (y) the amount of the Total Supplemental Outstandings to be prepaid on the date of such Sale shall equal the product of
(A) the aggregate Principal Balance of the Class 1 Eligible Contracts to be included in such Sale and released from the Lien of Lender, as of the first day of the calendar month in which such Sale occurs (or any later date in such month on which a Borrowing shall have been made to acquire such Class 1 Eligible Contracts subject to such Sale), times (B) the then-applicable Supplemental Advance Percentage.

            (d) If a Borrowing Base Deficiency has occurred on any day (other than the last day of the immediately preceding calendar month), Borrower shall prepay the Total Warehouse Outstandings, or shall provide additional Eligible Contracts to Lender, in an amount equal to such Borrowing Base Deficiency within one (1) Business Day after the occurrence of such Borrowing Base Deficiency. If a Supplemental Borrowing Base Deficiency has occurred on any day (other than the last day of the immediately preceding calendar month), Borrower shall prepay the Total Supplemental Outstandings in an amount equal to such Supplemental Borrowing Base Deficiency within one (1) Business Day after the occurrence of such Supplemental Borrowing Base Deficiency.

            (e) In the event that, in the reasonable determination of Lender (which, in Lender's discretion, may be based without limitation on Lender's consultation with any Rating Agency and/or any third-party credit enhancement provider), the Advance Rate with respect to Class 1 Eligible Contracts is higher than the Net Securitization Proceeds Percentage, Lender may notify Borrower that an Advance Rate Reduction applicable thereto will be made (either in connection with the closing of a securitization or in advance thereof) and Borrower shall, within one (1) Business Day of the receipt of such notice, prepay the Total Warehouse Outstandings by an amount equal to any Borrowing Base Deficiency (after giving effect to such Advance Rate Reduction) and prepay the Total Supplemental Outstandings by an amount equal to any Supplemental Borrowing Base Deficiency (after giving effect to such Advance Rate Reduction).

            (f) All payments and prepayments made pursuant to paragraphs (a) through (e) above shall be accompanied by payment of all accrued and unpaid interest due and owing on the amount of Aggregate Total Outstandings so paid or prepaid.

            (g) In the event of any breach of any representation and warranty of Borrower set forth in Schedule B hereto with respect to any Contract, unless such breach shall have been cured within twenty (20) Business Days of the discovery by or notice (from any Person) to Borrower of such breach (such twentieth Business Day, the "Required Cure of Breach Date"), Borrower shall, no later than 2:00 p.m., New York City time, on the Required Cure of Breach Date, deposit (or cause to the Servicer to deposit) into the Collection Account the Release Consideration for each Contract to which such breach relates. In the event that such breach relates to a representation regarding a characteristic of the Contracts in the aggregate, unless the breach shall have been cured by the Required Cure of Breach Date, Borrower shall, no later than 2:00 p.m., New York City time, on the Required Cure of Breach Date, deposit (or cause the Servicer to deposit) into the Collection Account the aggregate Release Consideration for Contracts such that, following the release of such Contracts from the Lien of the Security Agreement, such representation shall be true and correct with respect to the remainder of the Contracts, in the aggregate, pledged to Lender under the Security Agreement. Any Contract for which a release is required to be obtained pursuant to this Section 3.03(g) shall be repurchased from Borrower by Seller in accordance with Section 6.2 of the Receivables Purchase Agreement and shall be repurchased from Seller by TFC in accordance with Section 6.2 of the Sale and Contribution Agreement. Upon receipt by Lender of a certificate from an authorized officer of the Servicer, certifying that the Servicer has received the Release Consideration for each such Contract from TFC in accordance with
Section 6.2 of the Receivables Purchase Agreement and Section 6.2 of the Sale and Contribution Agreement and that the Servicer has deposited such Release Consideration into the Collection Account in accordance with this Section 3.03(g) and Section 3.10(f) of this Agreement, Lender shall release its security interest in such Contract (and the Collateral related thereto) in accordance with Section 12(b)(ii) of the Security Agreement; provided, however, that, if a Borrowing Base Deficiency or a Supplemental Borrowing Base

Deficiency would otherwise occur as a result of such release and payment of the related Release Consideration, Borrower shall, on the date of such release, cure such prospective Borrowing Base Deficiency or Supplemental Borrowing Base Deficiency in the manner set forth in Section 3.03(d); provided further that, if Borrower shall have prepaid the Total Warehouse Outstandings and/or the Total Supplemental Outstandings pursuant to Section 3.03(d) to cure a Borrowing Base Deficiency and/or Supplemental Borrowing Base Deficiency arising from a breach of a representation and warranty of Borrower set forth in Schedule B hereto with respect to a Contract, prior to the payment by Borrower of the Release Consideration for such Contract pursuant to this Section 3.03(g), then the amount of such prepayment (equal to the amount of such Borrowing Base Deficiency or Supplemental Borrowing Base Deficiency caused by such breach in respect of such Contract) shall be credited toward Borrower's payment of the Release Consideration for such Contract.

            (h) If any Contract is required to be purchased from Borrower by the Servicer pursuant to Section 2.07 of the Servicing Agreement, Borrower, shall, no later than 2:00 p.m., New York City time, on the date of such purchase, deposit (or cause the Servicer to deposit) into the Collection Account the Release Consideration for such Contract. Upon receipt by Lender of a certificate from an authorized officer of the Servicer, certifying that the Servicer has deposited such Release Consideration into the Collection Account in accordance with this Section 3.03(h) and Section 3.10(g) of this Agreement, Lender shall release its security interest in such Contract (and the Collateral related thereto) in accordance with Section 12(b)(iii) of the Security Agreement; provided, however, that, if a Borrowing Base Deficiency or a Supplemental Borrowing Base Deficiency would otherwise occur as a result of such release and payment of the related Release Consideration, Borrower shall, on the date of such release, cure such prospective Borrowing Base Deficiency or Supplemental Borrowing Base Deficiency in the manner set forth in Section 3.03(d).

      Section 3.04. Funds; Manner of Payment. Each payment and each prepayment of principal of and interest on any Loan, and each payment on account of all other Obligations shall be paid by Borrower without set-off or counterclaim to Lender pursuant to the Lender Wire Transfer Instructions, in Federal or other immediately available funds in lawful money of the United States of America, not later than 2:00 p.m. (or 4:30 p.m. in the case of any prepayment required to be made pursuant to Section 3.03(c) hereof from a Sale), New York City time, on the date on which any such payment or prepayment is payable. If any payment hereunder or under either Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day. If the date for any payments or prepayments of principal is extended by operation of law or otherwise, interest thereon shall be payable at the then applicable rate during such extension.

      Section 3.05. Default Interest. If Borrower shall default in the payment of the principal of or interest on any Loan or any other Obligation, Borrower shall on demand pay interest on such overdue principal or other amount and, to the extent permitted by applicable law, on such overdue interest and any other overdue amount, for each day at a rate per annum equal to three hundred (300) basis points in excess of the interest rate for such Loans or other Obligations that would otherwise be applicable hereunder. In each case, such interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days and shall accrue from the date such payment was due until such amount is paid in full.

      Section 3.06. Requirements of Law. (a) If any Requirement of Law or any change in the interpretation or application thereof or compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof,

                  (i) shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, either Note or any Loan made by it (excluding net income taxes) or change the basis of taxation of payments to Lender in respect thereof;

                  (ii) shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, either Note or any Loan made by it (excluding net income taxes) or change the basis of taxation of advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of the Applicable LIBOR rate hereunder; or

                  (iii) shall impose on Lender any other condition;
      and the result of any of the foregoing is to increase the cost to Lender, by an amount which Lender deems to be material, of making, continuing or maintaining any Loan or to reduce any amount receivable hereunder in respect thereof, then, in any such case, Borrower shall promptly pay Lender such additional amount or amounts as will compensate Lender on an after-tax basis for such increased cost or reduced amount receivable.

            (b) If Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Lender or any corporation controlling Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which Lender or such corporation (taking into consideration Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time, Borrower shall promptly pay to Lender such additional amount or amounts as will compensate Lender on an after-tax basis for such reduction.

            (c) If Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by Lender to Borrower shall be conclusive in the absence of manifest error.

      Section 3.07. Indemnity. Borrower agrees (with respect to clause (d) below) and Borrower, Seller and Originator, jointly and severally, agree (with respect to clauses (a), (b), (c) and (e) below) to indemnify Lender and to hold it harmless from any cost, loss or expense which Lender may sustain or incur as a consequence of (a) Borrower making any payment or prepayment (other than pursuant to Section 3.03 hereof) of principal of any Loan on a day which is not a Business Day, (b) Borrower making any optional prepayment of any Loan pursuant to Section 3.02 hereof on any day other than two (2) Business Days after prior written notice to Lender, (c) any failure by Borrower to make a Borrowing hereunder after notice of such

Borrowing has been given pursuant to this Agreement, (d) any default by Borrower in making any payment of Total Warehouse Outstandings or Total Supplemental Outstandings on a due date therefor, or (e) any acceleration of the maturity of any Loans by Lender in accordance with the terms of this Agreement, including, but not limited to, any cost, loss or expense arising in liquidating the Loans and from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the Loans hereunder. In the event Borrower is required to make any payment pursuant to this Section 3.07, Lender shall provide to Borrower in writing the basis upon which such charges were calculated in reasonable detail, which calculation shall be conclusive in the absence of manifest error by Lender. Indemnification pursuant to this Section shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation.

      Section 3.08. Illegality; Substituted Interest Rates. Notwithstanding any other provisions herein, (a) if any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for Lender to make or maintain any Loans at the LIBOR rate as contemplated by this Agreement, or (b) in the event that Lender shall have determined (which determination shall be conclusive and binding upon Borrower) that by reason of circumstances affecting the LIBOR interbank market neither adequate nor reasonable means exist for ascertaining the LIBOR rate, or (c) Lender shall have determined (which determination shall be conclusive and binding on Borrower) that the Applicable LIBOR rate will not adequately and fairly reflect the cost to Lender of maintaining or funding the Loans based on such Applicable LIBOR rate (provided that the parties hereto acknowledge and agree that Lender shall only make such determination if the published LIBOR rate used by Lender does not accurately reflect the actual LIBOR rate), (x) the obligation of Lender to make or maintain Loans at the LIBOR rate shall forthwith be suspended and Lender shall promptly notify Borrower thereof (by telephone confirmed in writing) and
(y) each Loan then outstanding, if any, shall, from and including the date that is forty-five (45) days after Borrower's receipt of notice from Lender of the occurrence of any condition set forth in clauses (a) , (b) or (c), or at such earlier date as may be required by law, until payment in full thereof, bear interest at the rate per annum equal to the greater of the Prime Rate and the rate of interest (including the applicable LIBOR Margin) in effect on the date immediately preceding the date any event described in clause (a), (b) or (c) occurred (calculated on the basis of the actual number of days elapsed in a year of 360 days). If subsequent to such suspension of the obligation of Lender to make or maintain the Loans at the LIBOR rate it becomes lawful for Lender to make or maintain the Loans at the LIBOR rate, or the circumstances described in clause (b) or (c) above no longer exist, Lender shall so notify Borrower and its obligation to do so shall be reinstated effective as of the date it becomes lawful for Lender to make or maintain the Loans at the LIBOR rate or the circumstances described in clause (b) or (c) above no longer exist.

      Section 3.09. Application of Payments during Event of Default. Upon the occurrence and during the continuance of an Event of Default, all payments made hereunder and under the other Lender Loan Documents (including from the proceeds of any Collateral) shall be applied as follows:

            (a) First, to the Servicer, any accrued and unpaid Servicing Fees due to the Servicer in accordance with the Servicing Agreement; provided that, so long as TFC is Servicer, amounts payable to Servicer pursuant to this Section 3.09(a) shall be paid first to the Backup

Servicer to the extent that the Servicer has not paid any fees and expenses due and payable to the Backup Servicer pursuant to Section 2.18(f) of the Servicing Agreement (it being understood that amounts payable to the Backup Servicer pursuant to this Section 3.09(a) shall be limited solely to the extent of amounts otherwise payable to the Servicer pursuant to this Section 3.09(a));

            (b) Second, to the Successor Servicer (if any), any accrued and unpaid servicer transition expenses of any incoming servicer then due to such Successor Servicer, up to the maximum amount of $150,000 in the aggregate;

            (c) Third, to all costs and expenses incurred by Lender in connection with any Default or Event of Default including without limitation those described in Section 11.04 hereof;

            (d) Fourth, to Lender, any fees or reimbursements due to Lender pursuant to this Agreement or any other Lender Loan Document and previously unpaid, including, without limitation, any due and unpaid Facility Parity Violation Fees, Commitment Fee Post-60 Add-on Amounts or Commitment Fee Post-90 Add-on Amounts;

            (e) Fifth, to Lender, with the same priority and ratably in proportion to the Total Warehouse Outstandings and the Total Supplemental Outstandings, (x) the aggregate amount due and payable hereunder on account of accrued and unpaid interest on the Supplemental Loans and (y) the aggregate amount due and payable hereunder on account of accrued and unpaid interest on the Warehouse Loans;

            (f)   Sixth, to Lender, the Total Supplemental Outstandings;

            (g)   Seventh, to Lender, the Total Warehouse Outstandings;

            (h) Eighth, to Lender, any other Obligation not otherwise paid pursuant to clauses (a) through (g) above; and

            (i) Ninth, to Lender, amounts due and unpaid pursuant to any Residual Financing Agreement, if an event of default shall have occurred and be continuing under such Residual Financing Agreement;

            (j) Tenth, to the Other Warehouse Lender, for amounts due and unpaid pursuant to the Other Warehouse Facility, if an event of default shall have occurred and be continuing under the Other Warehouse Facility;

            (k) Eleventh, to the Other Warehouse Lender, for amounts due and unpaid pursuant to any residual financing facility that the Residual Facility Borrower has with the Other Warehouse Lender, if an event of default shall have occurred and be continuing under such residual financing facility;

            (l) Twelfth, to the Backup Servicer, (A) any fees and expenses due and payable to the Backup Servicer pursuant to Section 2.18(f) of the Servicing Agreement (solely to the extent that such fees and/or expenses shall not have been paid directly by Servicer as required under Section 2.18(f) of the Servicing Agreement or Section 3.09(a) of this Agreement) and (B) any indemnity payments due and payable to the Backup Servicer pursuant to
Section 2.15 of the Servicing Agreement;

            (m) Thirteenth, to the Collection Account Bank, (A) any fees and expenses due and payable to the Collection Account Bank (solely to the extent that such fees and/or expenses shall not have been paid directly by Originator as required under Section 10.03) and (B) any Collection Account Bank Indemnified Expenses due and payable pursuant to Section 10.04 (solely to the extent that such Collection Account Bank Indemnified Expenses shall not have been paid directly by Originator as required under Section 10.04);

            (n) Fourteenth, to Administrator, any Administration Fees due and payable to Administrator; and

            (o) Fifteenth, upon payment in full of all amounts due by Borrower under the Loan Documents, any excess to the Owner Trustee for deposit in the Certificate Distribution Account and distribution to the Certificateholder pursuant to the Trust Agreement, or to any Person who shall be lawfully entitled to such excess.

      Section 3.10. Application of Payments, Establishment of Lockbox, Clearing Account, Concentration Account and Collection Account. (a) In accordance with the Blocked Account Agreement, Servicer has established and maintains with the Lockbox Depository the lockbox identified in the Blocked Account Agreement as number 10104 (such lockbox, together with any other lockbox established under the Blocked Account Agreement, collectively, the "Lockbox") and the Clearing Account and the Concentration Account. Each of the Clearing Account and the Concentration Account shall at all times be an Eligible Deposit Account. In connection with the origination of each Contract, Servicer shall instruct the Obligor to direct all payments and other amounts in respect of the Contracts to the Lockbox, the Clearing Account or the Concentration Account. All Scheduled Payments actually collected and other amounts received from Obligors or other sources on or in respect of the Contracts shall initially be deposited to the Clearing Account or to the Concentration Account. No later than the close of each Business Day, the remittances then on deposit in the Clearing Account will be deposited to the Concentration Account. Notwithstanding the Blocked Account Agreement or any of the provisions of this Agreement relating to the Lockbox or the Blocked Account Agreement or the Lockbox Account, the Clearing Account or the Concentration Account, Servicer shall remain obligated and liable to Lender and Borrower for servicing and administering the Contracts and the other Collateral in accordance with the provisions of this Agreement, the Servicing Agreement and the other Lender Loan Documents without diminution of such obligation or liability by virtue thereof. All expenses incurred in connection with the Lockbox, the Clearing Account, the Concentration Account and the Collection Account, including, without limitation, all fees and expenses of JPMorgan Chase Bank, N.A., as Collection Account Bank and as agent under the Intercreditor Agreement, all fees and expenses of the Lockbox Depository and all insufficient funds charges imposed by the Lockbox Depository, shall be borne by Servicer; provided that, if Servicer shall fail to pay such fees and expenses to the Collection Account Bank, such fees and expenses shall be among the fees and expenses payable to the Collection Account Bank pursuant to Section 3.12(c)(xiii) or Section 3.09(m), as applicable, provided further that that any such payment pursuant to Section 3.12(c)(xiii) or section 3.09(m), as applicable, shall not relieve Servicer of its obligation for the payment of such fees and expenses.

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

            (b) As funds relating to the Contracts become available in the Concentration Account and in no event later than two Business Days after receipt, all such collections shall be swept from the Concentration Account to the Collection Account pursuant to daily wire instructions from Servicer. All collections relating to the Contracts received by the Servicer but not deposited to the Clearing Account or the Concentration Account pursuant to this Section 3.10(a) and (b) shall be held in trust by the Servicer and promptly, but in no event later than two Business Days after receipt, deposited to the Collection Account.

            (c) Servicer, for the benefit of Lender, shall cause to be established and maintained at JPMorgan Chase Bank, National Association, or such other financial institution as determined by Lender with the prior written consent of Servicer, such consent not to be unreasonably withheld (the "Collection Account Bank"), in the name of Lender an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Lender (and with the Lender as the sole "customer" (as defined in Section 4-104 of the UCC) or sole "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), as applicable, with respect to the Collection Account). Lender hereby revocably authorizes the Collection Account Bank to make payments and distributions from the Collection Account required under this Agreement. Lender may, in its sole discretion, revoke at any time such authority and appoint a successor entity (and successors thereto from time to time) to make such payments and distributions.

            (d) Funds on deposit in the Collection Account shall be invested by the Collection Account Bank in Eligible Investments selected in writing by Borrower (pursuant to standing instructions or otherwise); provided that, in the absence of such a direction, amounts on deposit in the Collection Account shall remain uninvested. All such Eligible Investments shall be held by the Collection Account Bank for the benefit of Lender in a manner sufficient to provide Lender a perfected first priority security interest in such Eligible Investments pursuant to documentation reasonably acceptable to Lender. On the Business Day immediately preceding each Remittance Date, all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Collection Account shall be deposited into the Collection Account and shall constitute amounts available for such Remittance Date. Other than as instructed in writing by Borrower, funds on deposit in the Collection Account shall be invested in Eligible Investments that will mature (i) not later than the Business Day immediately preceding the next Remittance Date or (ii) on such next Remittance Date if such investment is held in the trust department of the Collection Account Bank and is invested in a time deposit of the Collection Account Bank rated at least A-1 by Standard & Poor's and P-1 by Moody's (such accounts being maintained initially at JPMorgan Chase Bank, National Association). Funds deposited in the Collection Account on a day which immediately precedes a Remittance Date upon the maturity of any Eligible Investments are not required to be invested overnight. Upon Lender's inquiry to Borrower or the Collection Account Bank, Borrower or the Collection Account Bank, the case may be, shall inform of Lender of all Eligible Investments in which amounts on deposit in the Collection Account are then invested. The Collection Account Bank shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account made in accordance with this Section 3.10(d), except for losses attributable to the Collection Account Bank's failure to make payments on such Eligible Investments issued by the Collection Account Bank, in its commercial capacity as principal obligor and not as Collection Account Bank, in accordance with their terms.

            (e) [Reserved].

            (f) On the Required Cure of Breach Date on which Borrower is required to deliver to Lender the Release Consideration for any Contract pursuant to Section 3.03(g) of this Agreement, Borrower shall deposit (or cause the Servicer to deposit on its behalf) in the Collection Account such Release Consideration for each such Contract, in accordance with (and within the time specified under) Section 3.03(g) of this Agreement and in accordance with
Section 6.2 of the Receivables Purchase Agreement and Section 6.2 of the Sale and Contribution Agreement (it being understood that the Servicer shall, on the Repurchase Date on which it receives any such Release Consideration from TFC, on behalf of Borrower pursuant to Section 6.2 of the Receivables Purchase Agreement and on behalf of Seller pursuant to Section 6.2 of the Sale and Contribution Agreement, deposit such amount in the Collection Account).

            (g) On the date of any purchase by the Servicer of a Contract from Borrower pursuant to Section 2.07 of the Servicing Agreement, in satisfaction of the payment to Borrower of the Release Consideration for such Contract, the Servicer shall, on behalf of Borrower, deposit such Release Consideration into the Collection Account in accordance with (and within the time specified under)
Section 3.03(h).

      Section 3.11. Collections. Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Contracts and all Liquidation Proceeds and Recoveries, in each case as collected during the related Collection Period. For purposes of this Article III the phrase "payments by or on behalf of Obligors" means payments made with respect to the Contracts by Persons other than Servicer.

      Section 3.12. Application of Collections by Borrower. (a) With respect to each Contract, Scheduled Payments actually collected from or on behalf of the Obligor shall be applied by Servicer to interest and principal in accordance with the Simple Interest Method, in each case in accordance with Section 2.16 of the Servicing Agreement.

            (b) [Reserved].

            (c) On each Remittance Date (subject to the last paragraph of this Section 3.12(c)), Servicer shall instruct the Collection Account Bank in writing (no later than 1:00 p.m. New York City time on such Remittance Date) to withdraw from the Collection Account the Required Remittance Amount for such Remittance Date and to apply such Required Remittance Amount (based solely on the information contained in the Servicer's Certificate delivered on the related Payment Determination Date pursuant to Section 2.09 of the Servicing Agreement and Section 6.19 hereof) in the following order of priority:

                  (i) first, to Lender, any fees or reimbursements due to Lender pursuant to this Agreement or any other Lender Loan Document and previously unpaid, including, without limitation, any Facility Parity Violation Fee, Commitment Fee Post-60 Add-on Amount or Commitment Fee Post-90 Add-on Amount for such Remittance Date (plus any past-due Facility Parity Violation Fees, Commitment Fee Post-60 Add-on Amounts and Commitment Fee Post-90 Add-on Amounts not previously paid);

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

                  (ii) second, to Servicer, the Base Servicing Fee for such Remittance Date (plus any past-due Base Servicing Fees not previously paid); provided that, so long as TFC is Servicer, amounts payable to Servicer pursuant to this clause (ii) shall be paid first to the Backup Servicer to the extent that the Servicer has not paid any fees and expenses due and payable to the Backup Servicer pursuant to Section 2.18(f) of the Servicing Agreement (it being understood that amounts payable to the Backup Servicer pursuant to this clause (ii) on any Remittance Date shall be limited solely to the extent of amounts otherwise payable to the Servicer pursuant to this clause (ii) on such Remittance
      Date);

                  (iii) third, to the Successor Servicer (if any), any accrued and unpaid servicer transition expenses of any incoming servicer then due to such Successor Servicer, up to the maximum amount of $150,000 in the aggregate for such Remittance Date and all prior Remittance Dates;

                  (iv) fourth, to Lender, with the same priority and ratably in proportion to the Total Warehouse Outstandings and the Total Supplemental Outstandings, (x) the Supplemental Interest Payment Amount for such Remittance Date and (y) the excess, if any, of (1) the Warehouse Interest Payment Amount for such Remittance Date over (2) the Commitment Fee Credit Amount, if any, not applied in reduction of amounts described under this clause (y) on all prior Remittance Dates;

                  (v) fifth, to Lender, the Supplemental Regular Principal Payment Amount for such Remittance Date;

                  (vi) sixth, to Lender, the Warehouse Regular Principal Payment Amount for such Remittance Date;

                  (vii) seventh, if such Remittance Date is on or after the Termination Date, to Lender, the Additional Principal Payment Amount for such Remittance Date (which amount shall be applied first to the repayment of principal of the Supplemental Loans until the Total Supplemental Outstandings are reduced to zero and second to the repayment of principal of the Warehouse Loans until the Total Warehouse Outstandings are equal to the Term Loan Borrowing Base);

                  (viii) eighth, to the Backup Servicer, the fees and expenses due and payable to the Backup Servicer as of such Remittance Date pursuant to Section 2.18(f) of the Servicing Agreement (solely to the extent that such fees and/or expenses shall not have been paid directly by Servicer as required under Section 2.18(f) of the Servicing Agreement and shall have not been paid pursuant to clause (ii) above);

                  (ix) ninth, to Lender, all amounts due and unpaid pursuant to any Residual Financing Agreement, if a Residual Financing Agreement Deficiency shall have occurred and be continuing as of such Remittance Date;

                  (x) tenth, to the Other Warehouse Lender, for amounts due and unpaid pursuant to the Other Warehouse Facility, if an Other Lender Warehouse Deficiency shall have occurred and be continuing as of such Remittance Date;

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

                  (xi) eleventh, to the Other Warehouse Lender, for amounts due and unpaid pursuant to any residual financing facility that the Residual Facility Borrower has with the Other Warehouse Lender, if an Other Lender Residual Deficiency shall have occurred and be continuing as of such Remittance Date;

                  (xii) twelfth, to the Servicer, any Supplemental Servicing Fee for such Remittance Date (plus any past-due Supplemental Servicing Fees not previously paid);

                  (xiii) thirteenth, to the Collection Account Bank, (A) the fees and expenses due and payable to the Collection Account Bank on such Remittance Date (solely to the extent that such fees and/or expenses shall not have been paid directly by Originator as required under Section 10.03) and (B) any Collection Account Bank Indemnified Expenses due and payable pursuant to Section 10.04 as of such Remittance Date (solely to the extent that such Collection Account Bank Indemnified Expenses shall not have been paid directly by Originator as required under Section 10.04 and shall not have been paid pursuant to clause (ii) above);

                  (xiv) fourteenth, to the Backup Servicer, any indemnity payments due and payable to the Backup Servicer pursuant to Section 2.15 of the Servicing Agreement (solely to the extent that such payments shall not have been made directly by Servicer as required under Section 2.15 of the Servicing Agreement);

                  (xv) fifteenth, to Administrator, the Administration Fee for such Remittance Date (plus any past-due Administration Fees not previously paid) and the reimbursement of reasonable expenses incurred by Administrator in connection with its performance of its obligations pursuant to the Trust Agreement, to the extent not previously reimbursed; and

                  (xvi) sixteenth, any excess to the Owner Trustee for deposit in the Certificate Distribution Account and distribution to the Certificateholder pursuant to the Trust Agreement (or to such other Person as Borrower shall direct, unless a Default or an Event of Default shall have occurred and be continuing).

Lender may independently verify the information contained in the Servicer's Certificate delivered on any Payment Determination Date. If Lender reasonably determines that there are errors or inaccuracies with respect to the information in any such Servicer's Certificate, on the basis of which the Collection Account Bank would otherwise be required apply the Required Remittance Amount on the related Remittance Date pursuant to this Section 3.12(c), Lender shall inform Servicer and the Collection Account Bank of such determination in writing no later than 11:00 a.m. (New York City time) on the Business Day immediately preceding such Remittance Date. In such case, Lender shall instruct the Collection Account Bank in writing (no later than 1:00 p.m. New York City time on such Remittance Date) to withdraw from the Collection Account the Required Remittance Amount for such Remittance Date and to apply such Required Remittance Amount in the order of priority set forth in this Section 3.12(c), based solely on information provided by Lender to the Collection Account Bank. If Servicer fails to deliver a completed Servicer's Certificate to Lender and the Collection Account Bank on any Payment Determination Date, then, no later than 1:00 p.m. (New York City time) on the Remittance Date to which such Payment Determination Date relates, Lender shall instruct the Collection Account Bank in writing to withdraw from the Collection Account the Required Remittance Amount for such Remittance Date and to apply such Required Remittance Amount in the order of priority set forth in this Section 3.12(c), based solely on information provided by Lender to the Collection Account Bank.

      Section 3.13. [Reserved].

      Section 3.14. [Reserved].

      Section 3.15. [Reserved].

      Section 3.16. Taxes. All payments made by Borrower under this Agreement and each Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes, gross receipt taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Lender as a result of a present or former connection between Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or either Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be imposed on Lender hereunder or under either Note, Borrower shall pay such taxes by having the amounts so payable to Lender increased to the extent necessary to yield to Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the applicable Note. Whenever any Non-Excluded Taxes are payable by Borrower, promptly as possible thereafter Borrower shall send to Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become due by Servicer as a result of any such failure.

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                                  ARTICLE IV.

                       CONDITIONS TO CLOSING AND THE LOANS

      Section 4.01. Conditions Precedent to the Closing. The effectiveness of the obligations of Lender under this Agreement is subject to fulfillment of the following conditions precedent, on or before the Closing Date:

            (a) Receipt of Documents. Receipt by Lender of the following documents, each dated as of the Closing Date, where applicable, in form and substance satisfactory to Lender and its counsel:

                  (i) This Agreement, executed and delivered on behalf of TFC, the Collection Account Bank, Seller and Borrower;

                  (ii) Each Note, executed and delivered on behalf of Borrower;

                  (iii) The Warehouse Affiliate Guaranty, executed and delivered on behalf of TFC;

                  (iv) The Servicing Agreement, executed and delivered on behalf of Servicer, Backup Servicer and Borrower;

                  (v) The Lenders' Intercreditor Agreement, executed and delivered on behalf of Lender and Other Warehouse Lender;

                  (vi) The Blocked Account Agreement, executed and delivered on behalf of Borrower, TFC, Mellon, and JPMorgan Chase Bank, National Association;

                  (vii) The Intercreditor Agreement, executed and delivered on behalf of TFC, JPMorgan Chase Bank, National Association, Lender, Other Warehouse Lender, MBIA Insurance Corporation and Ambac Assurance Corporation;

                  (viii) The Security Agreement, executed and delivered on behalf of Borrower and Lender, together with:

            1) Results of lien searches in the records of the Secretary of State and any other appropriate official in each applicable jurisdiction;

            2) UCC-1 financing statements delivered by (a) Originator naming Originator as "debtor", Seller as "secured party" and Borrower as "assignee", with evidence of filing in all jurisdictions as may be necessary in the reasonable opinion of Lender, to perfect the security interest contemplated under the Sale and Contribution Agreement (together with UCC-3 amendments to such UCC-1 financing statements, listing the Lender as assignee, in each jurisdiction in which such UCC-1 financing statements are filed), (b) Seller naming Seller as "debtor", Borrower as "secured party" and Lender as "assignee", with evidence of filing in all jurisdictions as may be necessary in the reasonable opinion of Lender, to perfect the security interest contemplated under the Receivables Purchase Agreement, and (c) Borrower naming Borrower as "debtor" and Lender as "secured party," with evidence of filing in all jurisdictions as may be necessary in the reasonable opinion of Lender, to perfect the security interest contemplated under the Security Agreement;

            3) Evidence that all other actions necessary to perfect the security interest contemplated under the Security Agreement have been taken;

                  (ix) The Sale and Contribution Agreement, executed and delivered on behalf of Originator and Seller;

                  (x) The Receivables Purchase Agreement, executed and delivered on behalf of Seller and Borrower;

                  (xi) A copy of the resolutions of each of Originator, Servicer, Seller and Borrower authorizing (A) the execution, delivery and performance of the Loan Documents by each of Originator, Servicer, Seller and Borrower, (B) with respect to Borrower, the borrowings contemplated hereunder, with respect to Seller, the sales contemplated under the Receivables Purchase Agreement, with respect to the Originator, the sales contemplated under the Sale and Contribution Agreement and with respect to Servicer, the servicing contemplated under the Servicing Agreement and (C) with respect to Borrower, the granting of the security interest contemplated under the Security Agreement, with respect to Seller, the granting of the security interest contemplated under the Receivables Purchase Agreement and with respect to the Originator, the granting of the security interest contemplated under the Sale and Contribution Agreement, certified by the Secretary or an Assistant Secretary of Borrower, Seller, Originator or Servicer, as applicable, as of the Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                  (xii) Certificates of the Secretary or an Assistant Secretary of Seller, Originator and Servicer certifying the names and the signatures of the officers of Seller, Originator or Servicer, as applicable, authorized to sign the Loan Documents to be delivered hereunder;

                  (xiii) (A) copy of the Certificate of Incorporation of each of Originator and Servicer and each amendment thereto certified under recent date by the Secretary of State of California, (B) copy of the Certificate of Formation of Seller certified under recent date by the Secretary of State of Delaware, (C) copy of the By-Laws of each of Originator and Servicer and each amendment thereto, certified by the Secretary or an Assistant Secretary of Servicer or Originator, as applicable, as being true, complete and correct as of the Closing Date, (D) copy of the limited liability company operating agreement of Seller and each amendment thereto, certified by the Secretary or an Assistant Secretary of Seller as being true, complete and correct as of the Closing Date, (E) copy of the Certificate of Trust of Borrower certified under recent date by the Secretary of State of Delaware, and (F) copy of the Trust Agreement and each amendment thereto, certified by the Secretary or an Assistant Secretary of Seller as being true, complete and correct as of the Closing Date;

                  (xiv) Copies of certificates (long form) or other evidence from the Secretary of State or other appropriate authority of the State of California and of each jurisdiction where Servicer or Originator is qualified to do business, evidencing the good standing of Originator and Servicer in the State of California and such other jurisdictions, in each case, dated no earlier than 30 days prior to the Closing Date;

                  (xv) Copies of certificates (long form) or other evidence from the Secretary of State or other appropriate authority of the State of Delaware and of each jurisdiction where Seller is qualified to do business, evidencing the good standing of Seller in the State of Delaware and such other jurisdictions, in each case, dated no earlier than 30 days prior to the Closing Date;

                  (xvi) Copies of certificates (long form) or other evidence from the Secretary of State or other appropriate authority of the State of Delaware and of each jurisdiction where Borrower is qualified to do business, evidencing the good standing of Borrower in the State of Delaware and such other jurisdictions, in each case, dated no earlier than 30 days prior to the Closing Date;

                  (xvii) Opinions of counsel to Borrower, Seller, Originator and Servicer addressing (A) the matters set forth in the form of Exhibit Q hereto, (B) the true-sale of the Transferred Property from TFC to Seller and (C) substantive consolidation of TFC, Residual Facility Borrower, Seller and Borrower, in each case in form and substance that is reasonably satisfactory to Lender;

                  (xviii) Copies of any commitment or agreement between Seller or Borrower and any lender or other financial institution, other than any such commitment or agreement (or portion thereof) which Lender specifically agrees are not required to be delivered hereunder;

                  (xix) A schedule prepared and certified to by an Authorized Signatory of Borrower, listing each Initially Pledged Additional Collateral Contract, all of which shall be pledged to Lender under the Security Agreement on the Closing Date (it being understood that delivery of such schedule shall be at the close of business on the Closing Date);

                  (xx) A certificate of an officer of the Backup Servicer certifying as to the successful completion, on or prior to the Closing Date, of the test data mapping of servicing data referenced in Section 4.01(l); and

                  (xxi) Such other opinions, documents and instruments as Lender or its counsel shall reasonably request.

            (b) Representation and Warranties. Each of the representations and warranties made by or on behalf of Borrower, Seller, Originator or Servicer herein or in any other Loan Document to which any such Person is a party shall be true and correct on and as of the Closing Date (except to the extent that such representations and warranties relate solely to a Cut-off Date, in which case such representations and warranties shall be true and correct as of such Cut-off Date).

            (c) No Default or Event of Default. No Default or Event of Default (or no event that given the lapse of time would result in a Default or Event of Default) shall have occurred and be continuing on and as of the Closing Date.

            (d) Commitment Fee Initial Payment. On the Closing Date, Borrower shall have paid the Commitment Fee Initial Payment to Lender.

            (e) Expenses of Lender. On the Closing Date, Borrower shall have paid all fees and expenses incurred by Lender in connection herewith as to which Lender shall have advised Borrower at least five (5) Business Days prior to the Closing Date.

            (f) [Reserved].

            (g) No Material Adverse Change. No Material Adverse Change shall have occurred since December 31, 2004.

            (h) Servicing Audit Report. Lender shall have received a copy of the most recent report of independent accountants with respect to TFC's servicing of motor vehicle loans, delivered pursuant to the sale and servicing agreements under the then-outstanding term securitizations sponsored by TFC, plus a copy of any more recent servicing reports prepared in connection with the purchase and sale referenced in Section 4.01(k) hereof.

            (i) Other Warehouse Facility. All documents necessary to the establishment of the Other Warehouse Facility shall have been duly executed and delivered by all parties thereto and shall be in full force and effect, and each other condition precedent to the funding under such facility shall have been completed.

            (j) Residual Facility; Other Residual Facility. All documents necessary to the establishment of the Residual Facility and the Other Residual Facility shall have been duly executed and delivered by all parties thereto and be in full force and effect, and each other condition precedent to the funding under such facility shall have been completed.

            (k) Conditions Precedent Concerning Purchase and Sale of TFC.

                  (i) Each condition precedent to the sale of TFC by Fairlane Credit LLC to Triad Acquisition Corp. shall have been satisfied.

                  (ii) Lender shall have received a copy of the final, fully-executed version of the purchase and sale agreement and each other agreement related to such sale.

                  (iii) The sale of TFC by Fairlane Credit LLC to Triad Acquisition Corp. shall occur simultaneously with the consummation of the transactions contemplated hereunder on the initial Borrowing Date, and all other transactions in connection with the consummation of such acquisition shall be completed, prior to, or simultaneously on such Borrowing Date.

                  (iv) Lender shall have received a copy of a payoff letter of Ford Motor Credit Company relating to the Loan Agreement dated March 3, 2003 between TFC and Ford Motor Credit Company.

            (l) Test Mapping by Backup Servicer. The Backup Servicer shall have performed a test data mapping of the servicing data with respect to a sample of Contracts (which sample shall be reasonably acceptable to Lender) to the Backup Servicer's servicing system, based upon servicing data with respect to such sample of Contracts that shall have been provided by Servicer to the Backup Servicer in an electronic format reasonably acceptable to the Backup Servicer.

      Section 4.02. Conditions Precedent to All Loans. Lender's obligation to make any Loan hereunder is subject to the following conditions precedent and the delivery by Borrower of a Notice of Warehouse Borrowing pursuant to Section 2.03(a) or a Supplemental Borrowing Request and a related fully-executed Confirmation Statement pursuant to Sections 2.03(b) and 2.07, as applicable, and the acceptance of the proceeds of any Borrowing by Borrower shall be deemed certification by Borrower that the following conditions shall have been met:

            (a) No Commitment Termination Event. No Commitment Termination Event shall have occurred, and no Commitment Termination Event will occur as a result of making such Loan.

            (b) Representation and Warranties. Each of the representations and warranties made by or on behalf of Borrower, Seller, Originator or Servicer herein or in any other Loan Document to which any such Person is a party, shall be true and correct in all respects on and as of the Borrowing Date, before and after giving effect to the Borrowing to be made on such date and the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate solely to a Cut-off Date, in which case such representations and warranties shall be true and correct as of such Cut-off Date).

            (c) No Default or Event of Default. After giving effect to such Borrowing and the application of proceeds therefrom, no Default or Event of Default shall have occurred and be continuing on and as of such Borrowing Date.

            (d) Contract Eligibility Criteria. On and as of the Borrowing Date, each of the representations and warranties set forth in Schedule B hereto is true and correct (except to the extent that such representations and warranties relate solely to a Cut-off Date, in which case such representations and warranties shall be true and correct as of such Cut-off Date) for all Contracts pledged by Borrower to Lender under the Security Agreement on such date and no such Contract is an Ineligible Contract. No Contract was originated in any jurisdiction in which Borrower is required to be licensed in order to own such Contract and such license has not been obtained prior to Borrower owning such Contract. With respect to each Contract, the applicable Dealer

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has either been paid or received credit from Originator for all proceeds from the sale of such Contract to Originator.

            (e) Deliveries. Lender shall have received the following:

                  (i) Borrower shall have delivered to Lender a Notice of Warehouse Borrowing in compliance with Section 2.03(a) hereof (and, in the case of any Clean-up Call Loan, Section 2.06 hereof) or a Supplemental Borrowing Request in compliance with Section 2.03(b) hereof and a related fully-executed Confirmation Statement in compliance with Section 2.07 hereof, as applicable.

                  (ii) In the case of any Warehouse Loan, Borrower shall have delivered to Lender and Servicer not later than 2:00 p.m. (New York City time) on the Business Day prior to the proposed Borrowing Date (or the third (3rd) Business Day of the month of the proposed Borrowing Date, in the case of a Clean-up Call Loan) in computer readable form, a detailed listing of all Contracts to be pledged by Borrower to Lender under the Security Agreement in connection with the Borrowing (the "List of Contracts") and such other data relating to the Contracts and the Related Assets as Lender may reasonably request.

                  (iii) Lender shall have received from the Custodian a certification from Servicer that all items required to be delivered to the Custodian pursuant to Section 3.01 of the Servicing Agreement with respect to the Contracts to be pledged by Borrower to Lender under the Security Agreement on such Borrowing Date have been delivered.

                  (iv) Lender shall have received UCC-3 Partial Release Statements (or other appropriate forms) in appropriate form for filing, together with a release letter reasonably satisfactory to Lender, in each case duly executed by (1) any other warehouse lender releasing the Contracts to be pledged by Borrower to Lender under the Security Agreement on such Borrowing Date from the security interest of such other warehouse lender or (2) in the case of a Clean-up Call Contract, the secured party in the related securitization releasing such Contract to be pledged by Borrower to Lender under the Security Agreement on such Borrowing Date from the security interest pursuant to such securitization.

                  (v) Lender shall have received the most recent Servicer's Certificate required to be delivered in accordance with Section 2.09 of the Servicing Agreement and Section 6.19 hereof.

                  (vi) Lender shall have received the most recent Borrowing Base Certificate required to be delivered in accordance with Section 6.13 hereof.

                  (vii) In the case of any Clean-up Call Loan, Lender shall have received all opinions, documents and instruments required pursuant to
      Section 2.06.

                  (viii) If an Opinion of Counsel is required to be delivered in connection with such Loan pursuant to the requirements for Opinions of Counsel set forth in the

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      definition of "Eligible State" herein, Borrower shall have delivered such
      Opinion of Counsel to Lender.

            (f) Borrowing Base. The Total Warehouse Outstandings shall not exceed the Borrowing Base and the Total Supplemental Outstandings shall not exceed the Supplemental Borrowing Base (in each case, after giving effect to such Loan, in the case of a Warehouse Loan, after giving effect to the new Contracts being pledged to Lender under the Security Agreement on such date).

            (g) No Material Adverse Change or Material Adverse Effect. There shall not have occurred one or more events that constitutes, or is reasonably likely to constitute, a Material Adverse Change or that results in, or is reasonably likely to result in, a Material Adverse Effect.

            (h) Filings, Registrations, Recordings. All documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created under the Security Agreement or any other Loan Document, shall have been properly prepared (and if required, executed) for filing, registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest.

            (i) Lender Licenses. Lender shall not be required solely as a result of financing the Collateral or the pledge to Lender of the Collateral to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any State in which it is not currently so required or (ii) under any State consumer lending, fair debt collection or other applicable State statute or regulation.

            (j) Audit Reports. Lender shall have timely received each Required Audit Report and each other report required pursuant to Section 2.11 of the Servicing Agreement.

            (k) Hedging Strategy. Borrower shall have implemented and maintained a Hedging Strategy that is reasonably acceptable to Lender. For the avoidance of doubt, the obligation of Borrower to implement and maintain a reasonably acceptable Hedging Strategy under this Section 4.02(k) shall not derogate from the right of Lender to make a determination resulting in an Advance Rate Reduction.

            (l) Other Conditions. Borrower shall have satisfied all other conditions that Lender may reasonably require, if Lender shall have given Borrower reasonable advance notice of such conditions.

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                                   ARTICLE V.

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

      In order to induce Lender to enter into this Agreement and to make the Loans hereunder, Borrower hereby represents and warrants to Lender as follows:

      Section 5.01. Organization and Good Standing. Borrower is duly organized and validly existing as a statutory trust in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Contracts and the other Collateral and to pledge the Contracts and the other Collateral to Lender pursuant to the Security Agreement and to enter into and perform its other obligations under this Warehouse Lending Agreement, each Note, the Security Agreement, the Receivables Purchase Agreement, each Receivables Purchase Agreement Supplement and each other Loan Document to which it is a party.

      Section 5.02. Due Qualification. Borrower is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business (including, without limitation, the purchase of the Contracts from Seller under the Receivables Purchase Agreement and each Receivables Purchase Agreement Supplement, the pledge of the Contracts by Borrower to Lender pursuant to the Security Agreement, and the performance of its other obligations under the Receivables Purchase Agreement, each Receivables Purchase Agreement Supplement, this Warehouse Lending Agreement, each Note, the Security Agreement and the other Loan Documents to which it is a party) shall require such qualifications, licenses and/or approvals.

      Section 5.03. Power and Authority. Borrower has the power and authority to execute and deliver this Warehouse Lending Agreement, each Note, the Security Agreement, the Receivables Purchase Agreement, each Receivables Purchase Agreement Supplement and each other Loan Document to which it is a party and to carry out its terms and their terms, respectively. The execution, delivery and performance of this Warehouse Lending Agreement, each Note, the Security Agreement, the Receivables Purchase Agreement, each Receivables Purchase Agreement Supplement and each other Loan Document to which it is a party have been duly authorized by Borrower by all necessary action.

      Section 5.04. Binding Obligation. Each of this Warehouse Lending Agreement, each Note, the Security Agreement, the Receivables Purchase Agreement, each Receivables Purchase Agreement Supplement and each other Loan Document to which Borrower is a party shall constitute a legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      Section 5.05. No Violation. The execution, delivery and performance by Borrower of this Warehouse Lending Agreement, each Note, the Security Agreement, the Receivables Purchase Agreement, each Receivables Purchase Agreement Supplement and each other Loan Document to which Borrower is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in a material breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, Borrower's organizational documents, or any indenture, agreement, mortgage, deed of trust, or other instrument to which Borrower is a party or by which it is bound or to which any of its properties are subject; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Lender Loan Documents); or violate any law, order, rule or regulation applicable to Borrower of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Borrower or its properties.

      Section 5.06. Compliance with Law. Borrower is conducting its business and operations in compliance with all applicable laws, regulations, ordinances and directives of governmental authorities, except to the extent that any noncompliance results from the failure of Lender to be licensed or qualified where necessary and except to the extent that any such noncompliance could not reasonably be expected to have a Material Adverse Effect. Borrower has filed all tax returns required to be filed and has paid all taxes due in respect of the ownership of its assets or the conduct of its operations except to the extent that the payment of such taxes is being contested in good faith by it in appropriate proceedings and adequate reserves have been provided for the payment thereof.

      Section 5.07. No Consents. Borrower is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Warehouse Lending Agreement, either Note, the Security Agreement, the Receivables Purchase Agreement, any Receivables Purchase Agreement Supplement or any other Loan Document to which Borrower is a party, except those which may have been obtained and are in full force and effect.

      Section 5.08. No Proceedings. There are no proceedings or investigations pending or, to Borrower's best knowledge, threatened against Borrower before any court, regulatory body, administrative agency, other government instrumentality, arbitral tribunal or other tribunal having jurisdiction over Borrower or its properties (i) asserting the invalidity of this Warehouse Lending Agreement, either Note, the Security Agreement, the Receivables Purchase Agreement, any Receivables Purchase Agreement Supplement or any other Loan Document to which Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Warehouse Lending Agreement, either Note, the Security Agreement, the Receivables Purchase Agreement, any Receivables Purchase Agreement Supplement or any other Loan Document to which Borrower is a party, or
(iii) seeking any determination or ruling that could have a Material Adverse Effect.

      Section 5.09. No Adverse Selection. Borrower has not selected Contracts to be pledged to Lender in accordance with the terms of the Security Agreement and the other Loan Documents through a process that is intended to be, or could be expected to be, adverse to Lender.

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

      Section 5.10. Other Obligations. Borrower is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any of the Loan Documents to which it is a party or in any agreement or instrument to which it is a party or by which it is bound the result of which could have a Material Adverse Effect.

      Section 5.11. Regulation U. No proceeds of any Loan will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Loan to be a "purpose credit" within the meaning of Regulation U.

      Section 5.12. Investment Company Act, Etc. Borrower is not an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended. Borrower is not subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

      Section 5.13. [Reserved].

      Section 5.14. Collateral Security. (a) Borrower owns and will own each item which it pledges as Collateral, free and clear of any and all Liens (including, without limitation, any tax liens), other than Liens created in favor of Lender pursuant to the Security Agreement or in favor of Lender or the Other Warehouse Lender under any other Loan Document. No security agreement, financing statement or other public notice similar in effect with respect to all or any part of the Collateral is or will be on file or of record in any public office, except such as have been or may hereinafter be filed pursuant to this Agreement and the Security Agreement and except such as shall be terminated as to the Collateral no later than immediately prior to the pledge of such Collateral to Lender under the Security Agreement.

            (b) The Security Agreement is effective to create, as collateral security for the Obligations hereunder, valid and enforceable Liens on the Collateral in favor of Lender.

            (c) Upon filing of the financing statement delivered to Lender by Borrower on or prior to the Closing Date with the Secretary of State of the State of Delaware (which financing statement is in proper form for filing in such jurisdiction), the Liens created pursuant to this Agreement and the Security Agreement will constitute a perfected security interest in the Collateral in favor of Lender, which Liens will be prior to all other Liens of all other Persons which may be perfected by filing a financing statement under
Article 9 of the Uniform Commercial Code and which Liens are enforceable as such as against all other Person.

      Section 5.15. Ownership of Properties. Borrower has good and marketable title to any and all of its properties and assets, subject only to a Lien under any Loan Document.

      Section 5.16. [Reserved].

      Section 5.17. [Reserved].

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

      Section 5.18. The Security Agreement. Each of the representations and warranties of Borrower contained in the Security Agreement is true and correct.

      Section 5.19. Eligible Contracts. All Contracts included in the Borrowing Base are Eligible Contracts. All Contracts included in the Supplemental Borrowing Base are Class 1 Eligible Contracts.

      Section 5.20. Ownership of Borrower. Seller owns beneficially and of record 100% of the Borrower Trust Certificates free and clear of all Liens.

      Section 5.21. No Other Business. Borrower engages in no other business activities other than the purchase of non-prime consumer new or used automobile, van, sport utility vehicle and light-duty truck loans, pledging such loans to Lender and the Other Warehouse Lender, transferring such loans in connection with securitizations and in connection with whole-loan sales, and other activities relating to the foregoing to the extent permitted by the organizational documents of Borrower as in effect on the date hereof, or as amended with the prior written consent of Lender. Without limitation of the foregoing, Borrower is not a borrower under any loan or financing agreement, facility or other arrangement other than the facility established pursuant to this Agreement and the Other Warehouse Facility.

      Section 5.22. No Indebtedness. Borrower has no Indebtedness, other than Indebtedness incurred under (or contemplated by) the terms of this Agreement and the Other Warehouse Facility.

      Section 5.23. No Fraudulent Conveyance. As of the Closing Date and immediately after giving effect to each Borrowing, the fair value of the assets of Borrower is greater than the fair value of its liabilities (including, without limitation, contingent liabilities of Borrower), and Borrower is and will be solvent, does and will pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Borrower is not in default under any material obligation to pay money to any Person. Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or any of its assets. Borrower is not transferring any Collateral with any intent to hinder, delay or defraud any of its creditors. Borrower will not use the proceeds from the transactions contemplated by this Warehouse Lending Agreement or any other Loan Document to give any preference to any creditor or class of creditors. Borrower has given fair consideration and reasonably equivalent value in exchange for the sale of the Contracts by Seller under the Receivables Purchase Agreement.

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

                                   ARTICLE VI.

                              AFFIRMATIVE COVENANTS

      Until all of the Obligations have been paid in full, the Commitment has been terminated and this Agreement has been terminated:

      Section 6.01. Notice of Defaults, Other Commitment Termination Events, Litigation, Adverse Judgments, Etc. TFC, Seller or Borrower, as applicable, shall give notice to Lender promptly:

            (a) upon TFC, Seller or Borrower, as the case may be, becoming aware of, and in any event within one (1) Business Day after, the occurrence of any Default or any event of default or default under any other Loan Document, any Residual Financing Agreement, the Other Warehouse Facility, any residual financing agreement with the Other Warehouse Lender, or any other material agreement of TFC, Seller, Borrower or the Residual Facility Borrower;

            (b) upon TFC, Seller or Borrower, as the case may be, becoming aware of, and in any event within one (1) Business Day after, the occurrence of any other Commitment Termination Event,

            (c) upon, and in any event within one (1) Business Day after, service of process on TFC, Seller or Borrower (as the case may be), or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting TFC, Seller or Borrower (i) that questions or challenges the validity or enforceability of any of the Loan Documents, (ii) in which the amount in controversy exceeds $1,000,000 or (iii) that could reasonably be expected to have a Material Adverse Effect;

            (d) upon, and in any event within one (1) Business Day after, TFC, Seller or Borrower, as the case may be, becoming aware of any Rating Agency requirement for the appointment of a third-party custodian of receivables files in connection with any securitization of Contracts,

            (e) upon, and in any event within one (1) Business Day after, TFC, Seller or Borrower, as the case may be, becoming aware of any event or change in circumstances that could reasonably be expected to have a Material Adverse Effect, to constitute a Material Adverse Change or to cause a Default; and

            (f) upon, and in any event within one (1) Business Day after, TFC, Seller or Borrower, as the case may be, becoming aware of entry of a judgment or decree in respect of TFC, Seller or Borrower, its respective assets or the Collateral in an amount in excess of $1,000,000.

Each notice pursuant to this Section 6.01 shall be accompanied by a statement of an officer of TFC or Seller or a statement of Borrower, as applicable, setting forth details of the occurrence referred to therein and stating what action TFC, Seller and Borrower, as the case may be, have taken or propose to take with respect thereto.

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

      Section 6.02. Taxes. Borrower shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except
(a) to the extent that Borrower shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, adequate reserves having been set aside for the payment thereof, or (b) with respect to such taxes and charges which are not material in either nature or amount such that any failure to pay or discharge them, and any resulting penalties, either in any one instance or in the aggregate, would not materially and adversely affect the financial condition, operations, business or prospects of Borrower.

      Section 6.03. Separate Existence; No Commingling. (a) Each of Seller and Borrower shall, and TFC shall cause itself and any other Affiliates of Borrower to, maintain the truth and accuracy of all facts assumed by Kirkland & Ellis LLP in the true-sale and non-consolidation opinions of Kirkland & Ellis LLP; provided that in the event that any request is made for Lender to consent to or approve any matter that, if effectuated or consummated, would result in a change to the continuing truth and accuracy of any of the factual assumptions in the true-sale or non-consolidation opinions of Kirkland & Ellis LLP, such request shall be accompanied by an opinion of counsel that the conclusions set forth in the true-sale and non-consolidation opinions of Kirkland & Ellis LLP will be unaffected by such change.

            (b) Seller will (i) own no assets, and not engage in any business, other than the assets and transactions specifically contemplated by this Agreement and the other Loan Documents, (ii) not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent, other than as contemplated by this Agreement and the other Loan Documents, (iii) not make any loans or advances to any third party, and shall not acquire obligations or securities of any Affiliate, (iv) pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets, (v) do all things necessary under applicable law and its organizational documents to observe organizational formalities and to preserve its existence, and will not amend, modify or otherwise change its certificate of incorporation or bylaws, or suffer the same to be amended, modified or otherwise changed, in a manner that will have a Material Adverse Effect, (vi) maintain all of its books, records, financial statements and bank accounts separate from those of any Affiliate, (vii) be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), correct any known misunderstanding regarding its status as a separate entity, conduct business in its own name, not identify itself or any Affiliate as a division or part of the other and maintain and utilize separate stationery, (viii) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, (ix) not engage in or suffer any dissolution, winding-up, liquidation, consolidation or merger in whole or in part, (x) not commingle its funds or other assets with those of any Affiliate or any other Person, (xi) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person, (xii) not and will not hold itself out to be responsible for the debts or obligations of any other Person and (xiii) be formed and organized solely for the purpose of purchasing and selling non-prime consumer new and used automobile, van, sport utility vehicle and light-duty truck loans, transferring such loans to Borrower under the Receivables Purchase Agreement, transferring such loans in connection with securitizations and in connection with whole-loan sales, and other activities relating to the foregoing.

            (c) Borrower will (i) own no assets, and not engage in any business, other than the assets and transactions specifically contemplated by this Agreement and the other Loan Documents, (ii) not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent, other than as contemplated by this Agreement and the other Loan Documents, (iii) not make any loans or advances to any third party, and shall not acquire obligations or securities of any Affiliate, (iv) pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets, (v) do all things necessary under applicable law and its organizational documents to observe organizational formalities and to preserve its existence, and will not amend, modify or otherwise change its certificate of incorporation or bylaws, or suffer the same to be amended, modified or otherwise changed, in a manner that will have a Material Adverse Effect, (vi) maintain all of its books, records, financial statements and bank accounts separate from those of any Affiliate, (vii) be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), correct any known misunderstanding regarding its status as a separate entity, conduct business in its own name, not identify itself or any Affiliate as a division or part of the other and maintain and utilize separate stationery, (viii) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, (ix) not engage in or suffer any dissolution, winding-up, liquidation, consolidation or merger in whole or in part, (x) not commingle its funds or other assets with those of any Affiliate or any other Person (other than in the Lockbox, the Clearing Account and the Concentration Account), (xi) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person, (xii) not and will not hold itself out to be responsible for the debts or obligations of any other Person and (xiii) be formed and organized solely for the purpose of purchasing and selling non-prime consumer new and used automobile, van, sport utility vehicle and light-duty truck loans, pledging such loans to Lender and the Other Warehouse Lender, transferring such loans in connection with securitizations and in connection with whole-loan sales, and other activities relating to the foregoing.

      Section 6.04. Financing Statements. At Lender's request, Originator, Seller and Borrower shall execute such financing statements as Lender reasonably determines may be required by law to perfect, maintain and protect the interest of Lender in the Collateral and in the proceeds thereof.

      Section 6.05. Books and Records; Other Information. (a) Borrower shall maintain accurate and complete books and records with respect to the Collateral and Borrower's business. Seller shall maintain accurate and complete books and records with respect to the Conveyed Property and Seller's business. All accounting books and records shall be maintained in accordance with GAAP.

            (b) Originator, Servicer, Seller and Borrower shall, and shall cause each of their respective Affiliates to, permit any representative of Lender to visit and inspect any of the properties of Borrower and such Affiliates to examine the books and records of Originator, Servicer, Seller or Borrower and such Affiliates, as applicable, and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of Originator, Servicer, Seller or Borrower and each such Affiliate, as applicable, or any of the Collateral with the officers and independent public accountants thereof and as often as Lender may reasonably request, and so long as no Default or Event of Default shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable notice; provided that, after a Default or Event of Default shall have occurred and be continuing, Lender shall make such inspections, examine such documents and conduct such discussions at such times as it may determine in its sole discretion.

            (c) Each of Seller and Borrower shall promptly provide to Lender all information regarding its respective operations and practices as Lender shall reasonably request.

      Section 6.06. Payment of Fees and Expenses. Servicer shall pay to Lender, on demand, any and all fees, costs or expenses which Lender pays to a bank or other similar institution arising out of or in connection with the return of payments from Borrower deposited for collection by Lender.

      Section 6.07. Continuity of Business and Compliance With Agreement. Borrower shall continue in business in a prudent, reasonable and lawful manner with all licenses, permits, and qualifications necessary to perform its respective obligations under this Agreement, except where such failure could not be expected to materially and adversely affect such performance or the enforceability of Lender's security interest in the Collateral.

      Section 6.08. Ownership of Borrower. Seller shall own beneficially and of record 100% of the Borrower Trust Certificates free and clear of all Liens.

      Section 6.09. Shareholder Reports, Governmental Filings, Etc. TFC, Seller and Borrower shall furnish to Lender, as soon as available, copies of (w) any and all Relevant Reports that TFC, Seller or Borrower sends to its respective shareholders, members or Certificateholder, (x) all reports, correspondence and other information provided by Triad Acquisition Corp. or TFC to the Unsecured TFC Noteholders, (y) copies of all (if any) regular, periodic and special reports, and all registration statements publicly filed by TFC or any Affiliate of TFC with the Securities and Exchange Commission or any Governmental Authority that supervises the issuance of securities by TFC, Seller, Borrower or any other Affiliate of TFC, and (z) any press releases concerning TFC, Seller or Borrower.

      Section 6.10. Fulfillment of Obligations. Borrower shall pay and perform, as and when due, all of its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Borrower, and except to the extent that the failure to do so could not, individually or in the aggregate, be expected to have a Material Adverse Effect.

      Section 6.11. Changes in Location, Name, Etc. Borrower will not (i) change its "location" as defined in Section 9-307 of the UCC, (ii) change its form of organization, or (iii) change its name or identity in any manner that would, could or might make any financing statement or continuation statement filed in accordance with this Agreement or any other Lender Loan Document seriously misleading within the applicable provisions of the UCC, unless, in any such case, Borrower shall have given Lender at least thirty (30) days prior written notice thereof and shall have delivered to Lender all UCC financing statements, continuation statements and

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amendments thereto and taken all other actions as are necessary (or as are requested by the Secured Party) to continue Lender's perfected senior first priority security interest in the Collateral or Lender's perfected junior second priority security interest in the Other Warehouse Financing Facility Collateral.

      Section 6.12. Compliance with Laws, Etc. Each of TFC, Seller and Borrower shall, and shall cause each of its Subsidiaries to, comply (i) in all material respects with all Requirements of Law and any change therein or in the application, administration or interpretation thereof (including, without limitation any request, directive, guideline or policy, whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof; and (ii) with all indentures, mortgages, deeds of trust, agreements, or other instruments or contractual obligations to which it is a party, including without limitation, each Loan Document to which it is a party, or by which it or any of its properties may be bound or affected, or which may affect the Contracts, if the failure to comply therewith could, individually or in the aggregate, be expected to have a Material Adverse Effect.

      Section 6.13. Borrowing Base Certificates. Borrower shall deliver to Lender no later than 4:00 p.m. (New York City time) two (2) Business Days prior to each Remittance Date during the term hereof, a Borrowing Base Certificate as of the close of business on the last day of the immediately preceding calendar month.

      Section 6.14. Collateral Statements. Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

      Section 6.15. Actions to Preserve Lender's Security Interest. TFC, Seller and Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under the Security Agreement or any other Loan Document, and TFC, Seller and Borrower will defend the right, title and interest of Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever. At the Lender's request, TFC, Seller or Borrower, as applicable, shall prepare (and execute, if required) such financing statements as Lender reasonably determines are required by law to perfect, maintain and protect the security interest of Lender in the Collateral and in the proceeds thereof.

      Section 6.16. Actions to Enforce Rights under Contracts. TFC, Seller and Borrower shall take such reasonable and lawful actions as Lender shall request to enforce Borrower's rights under the Contracts, and, following the occurrence of a Default, shall take such reasonable and lawful actions as are necessary to enable Lender to exercise such rights in Lender's own name.

      Section 6.17. Collateral Performance Tests. There shall not occur any "Event of Default" or similar event arising out of or otherwise relating to the "Delinquency Rate", the "Cumulative Net Loss Rate" or any similar concept (as each such term is defined or concept is specified in the Insurance and Indemnity Agreement or any similar agreement relating to any securitization transaction relating to automotive receivables similar to the Contracts entered into by Originator or any of its Affiliates after the date hereof). On each Payment Determination

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Date, a Responsible Officer of TFC shall deliver to Lender an officer's certificate certifying as to (i) whether any such "Event of Default" or similar event has occurred and is then continuing with respect to any such securitization and (ii) the steps being taken to cure or correct each such "Event of Default" or similar event that has occurred and is then continuing; provided that, to the extent that such information is contained in the most recent monthly servicer's certificate for any such securitization, the requirements set forth in this sentence may be satisfied by the delivery of a copy of such monthly servicer's certificate to Lender.

      Section 6.18. Hedging Strategy. Borrower shall implement and maintain a Hedging Strategy that is reasonably acceptable to Lender.

      Section 6.19. Monthly Servicer's Certificate. Borrower shall, or shall cause TFC (so long as TFC is Servicer) to, deliver to Lender, the Collection Account Bank and the Backup Servicer, no later than 4:00 p.m., New York City time, on each Payment Determination Date, in a computer-readable format reasonably acceptable to each such Person, a Servicer's Certificate executed by a Responsible Officer or agent of Servicer containing, among other things (without duplication), (i) all information on the basis of which Servicer makes any withdrawal and deposit required by Section 3.12, (ii) all information necessary to enable the Collection Account Bank to make the allocations required to be made on the next Remittance Date pursuant to Section 3.12(c) or Section 3.09, as applicable, (iii) a listing of all Contracts repurchased by Seller (pursuant to Section 6.2 of the Receivables Purchase Agreement), by TFC (pursuant to Section 6.2 of the Sale and Contribution Agreement) or by Servicer (pursuant to Section 2.07 of the Servicing Agreement) during the related Collection Period and each Contract that became a Liquidated Contract or that was paid in full during the related Collection Period, identified by account number (as set forth in the schedule of contracts delivered to Lender), (iv) the Borrowing Base as of the last day of the related Collection Period, and (v) the Supplemental Borrowing Base as of the last day of the related Collection Period (based on the latest Supplemental Advance Percentage communicated in writing by Lender to Borrower during such Collection Period). In addition to the information set forth in the preceding sentence, each Servicer's Certificate shall also contain the following information: (a) whether a Servicer Termination Event has occurred; and (b) such other information reasonably requested by Lender. Servicer shall deliver to Lender, Borrower, the Collection Account Bank and the Backup Servicer a hard copy of any such Servicer's Certificate upon request of such Person.

      Section 6.20. Notice to Lender of Amendments to Documentation Checklist, Program Guidelines, Servicing Policies and Procedures or Form-of-Contract Requirements. Promptly after any amendment to the Documentation Checklist, Borrower shall provide Lender with written notice of such amendment. Originator shall give Lender at least ten (10) Business Days prior written notice of any amendment to the Program Guidelines. Originator shall give Lender prior written notice of any proposed amendment to the Servicing Policies and Procedures, and Lender's prior written consent shall be required for any such amendment. No later than the last day of each calendar quarter, and on each additional date as Lender shall reasonably request upon five (5) days prior written notice, Originator shall deliver to Lender a copy of the Form-of-Contract Requirements that are current as of such date.

      Section 6.21. Conformity to Higher Standards That May Be Specified in Securitizations. With respect to any duty, obligation, covenant or agreement of Borrower, Seller, Originator or

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

Servicer (so long as TFC is Servicer) hereunder or under any other Lender Loan Document, if TFC or any Affiliate of TFC becomes required to perform an analogous duty, obligation, covenant or agreement under any securitization of motor vehicle loans or retail installment sale contracts to a standard that is higher, stricter or more exacting than the standard to which Borrower, Seller, Originator or Servicer, as the case may be, is held with respect to such duty, obligation, covenant or agreement under the applicable Lender Loan Documents, then, upon Lender's reasonable request, Borrower, Seller, Originator and/or Servicer (so long as TFC is Servicer), as applicable, shall thereafter perform such duty, obligation, covenant or agreement to such higher, stricter or more exacting standard.

                                  ARTICLE VII.

                               NEGATIVE COVENANTS

      Until all of the Obligations have been paid in full, the Commitment has been terminated and this Agreement has been terminated:

      Section 7.01. Adverse Transactions. Borrower shall not enter into any transaction which adversely affects the Collateral or Lender's rights under this Agreement, either Note or the Security Agreement.

      Section 7.02. Guarantees. Borrower shall not Guarantee or otherwise in any way become liable with respect to the obligations or liabilities of any other Person, except (a) for the obligations of Borrower to Lender, the Other Warehouse Lender and the Other Residual Financing Facility Lender and (b) by customary endorsement of instruments or items of payment for deposit to the general account of Borrower or for delivery to Lender.

      Section 7.03. Dividends. Borrower shall not declare or pay any dividends except to the extent of funds legally available therefor from payments received by Borrower pursuant to Section 3.12(c)(xvi). Notwithstanding the foregoing, Borrower shall not declare or pay any dividends on any date as of which any of a Default, a Residual Financing Agreement Deficiency or an Other Lender Deficiency shall have occurred and be continuing.

      Section 7.04. Investments. Borrower shall not make any investment in any Person through the direct or indirect holding of securities or otherwise, other than in the ordinary course of business or in connection with the future securitization of Contracts.

      Section 7.05. [Reserved].

      Section 7.06. Limitations on Loans; Other Advances by Borrower. Borrower shall not make any unsecured loans or other advances of money to officers, directors, employees, stockholders, or Affiliates in excess of $50,000 in the aggregate. Other than the indebtedness under this Agreement and the Notes, Borrower shall not incur any long term or working capital debt if such action would constitute a breach of a covenant contained herein.

      Section 7.07. Changes in Capital Structure or Business Objectives. Borrower shall not do any of the following if it will adversely affect the payment or performance of, or Borrower's

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

ability to pay and/or perform, its obligations to Lender with respect to this Agreement or any other Loan Document to which it is a party, or either Note: (i) cancel any of the Borrower Trust Certificates, or (ii) make any material change in any of its business objectives, purposes or operations which could adversely affect the payment or performance of, or Borrower's ability to pay and/or perform, its obligations to Lender with respect to this Agreement or any other Loan Document to which it is a party, or either Note.

      Section 7.08. Limitation on Modifications, Etc. (a) Without the prior written consent of Lender, none of TFC, Seller or Borrower will, nor will TFC, Seller or Borrower permit or allow others to, amend, modify, terminate or waive any material provision of any Contract document, except to the extent otherwise expressly permissible under the Loan Documents. Notwithstanding the foregoing, TFC (in its capacity as Servicer) may, without the prior written consent of Lender, waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, or other fees which may be collected in the ordinary course of servicing the Contracts and that the Servicer is entitled to retain pursuant to the Servicing Agreement.

            (b) Neither Seller nor Borrower shall amend, supplement or otherwise modify any document related to the Other Warehouse Facility without prior written notice to Lender. In the event of any such amendment, supplement or other modification to the Other Warehouse Facility, Lender may, in its sole discretion, either require or reject a parallel amendment, supplement or other modification to the applicable Lender Loan Document.

      Section 7.09. Asset Sales. Prior to the termination of this Agreement and each other Loan Document and the payment of all amounts payable pursuant hereto and thereto, Borrower will not sell all or any material portion of the Contracts and other Collateral related thereto if, following such sale, either the Total Warehouse Outstandings would exceed the Borrowing Base or the Total Supplemental Outstandings would exceed the Supplemental Borrowing Base, in either case after giving effect to the application of proceeds of such sale; provided that in the event that Borrower, Seller or TFC shall intend to sell any Contracts in a whole-loan transfer to any third party, Borrower, Seller or TFC shall inform Lender of such prospective sale and Lender shall be permitted to bid on such Contracts in the same bidding process as that in which any third party is permitted to bid on such Contracts.

      Section 7.10. No Liens on Equity Interests in Borrower. Seller shall not grant or otherwise create any Lien on the Borrower Trust Certificates (or any other equity interest in Borrower), except to the extent otherwise expressly permitted under the Loan Documents.

      Section 7.11. No Petition.

            (a) TFC shall not prior to the date that is one year and one day after the termination of this Agreement and the payment in full of all Loans, all other amounts payable hereunder and all amounts payable under the other Loan Documents, petition or otherwise invoke or cause Seller or Residual Facility Borrower to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Seller or Residual Facility Borrower under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar

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official of Seller or any substantial part of the property of Seller or Residual
Facility Borrower, or ordering the winding up or liquidation of the affairs of Seller or Residual Facility Borrower.

            (b) Neither TFC nor Seller shall, prior to the date that is one year and one day after the termination of this Agreement and the payment in full of all Loans, all other amounts payable hereunder and all amounts payable under the other Loan Documents, petition or otherwise invoke or cause Borrower to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Borrower under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Borrower or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Borrower.

      Section 7.12. Sale and Contribution Agreement and Receivables Purchase Agreement. TFC will not amend, modify, waive or terminate any terms or conditions of the Sale and Contribution Agreement without the prior written consent of Lender, and shall perform its obligations thereunder. Seller will not amend, modify, waive or terminate any terms or conditions of the Receivables Purchase Agreement without the prior written consent of Lender, and shall perform its obligations thereunder.

      Section 7.13. No Indebtedness. Borrower will not at any time incur any Indebtedness, other than Indebtedness incurred under (or contemplated by) the terms of this Agreement and the Other Warehouse Facility.

      Section 7.14. No Other Business. Borrower will not at any time engage in any other business activities than the purchase of non-prime consumer automobile, van, sport utility vehicle and light-duty truck loans, pledging such loans to Lender and the Other Warehouse Lender, transferring such loans in connection with securitizations and in connection with whole-loan sales, and other activities relating to the foregoing to the extent permitted by the organizational documents of Borrower as in effect on the date hereof, or as amended with the prior written consent of Lender. Without limitation of the foregoing, Borrower will not at any time be a borrower under any loan or financing agreement, facility or other arrangement other than the facility established pursuant to this Agreement and the Other Warehouse Facility.

                                  ARTICLE VIII.

                                EVENTS OF DEFAULT

      Section 8.01. Events of Default. Each of the following events and occurrences shall constitute an Event of Default under this Agreement:

            (a) (i) Any payment by or on behalf of Borrower shall fail to be made to Lender when due of principal or interest on the Loans or (ii) any payment by or on behalf of Borrower of any other Obligation shall fail to be made on its due date;

            (b) Originator, Servicer, Seller, Borrower or Residual Facility Borrower shall fail to perform or observe in any material respect any term, covenant or agreement under this Agreement (other than any term, covenant or agreement referred to in another subsection of this Section 8.01), either Note or any other Lender Loan Document to which it is a party, which

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failure is (i) curable by payment of money and continues unremedied for a period of three (3) Business Days, (ii) curable by means other than payment of money and continues unremedied for a period of fifteen (15) Business Days; or (iii) is not curable;

            (c) Any representation or warranty made or deemed to be made by Originator, Servicer, Seller, Borrower or Residual Facility Borrower, or any of their respective officers, under or in connection with this Agreement or any other Lender Loan Document, any remittance report or other information or report delivered pursuant hereto or any other Lender Loan Document shall prove to have been false or incorrect in any material respect when made which failure is (i) curable by payment of money and continues unremedied for a period of three (3) Business Days, (ii) curable by means other than payment of money and continues unremedied for a period of fifteen (15) Business Days; or (iii) is not curable;

            (d) TFC, Seller, Borrower, Servicer, Originator, Residual Facility Borrower or any Affiliate of TFC shall fail to pay any money due under any other agreement, note, indenture or instrument evidencing, securing, Guaranteeing or otherwise relating to Indebtedness of Borrower, Seller, Servicer, Originator, Residual Facility Borrower or such Affiliate of TFC (including, without limitation, Indebtedness relating to any Residual Financing Agreement, Indebtedness relating to any securitization and Indebtedness to the Other Warehouse Lender), which failure to pay constitutes an event of default under any such agreement, note, indenture or instrument or constitutes a default thereunder and such default shall continue unremedied for three (3) Business Days; or TFC, Seller, Borrower, Servicer, Originator, Residual Facility Borrower or any Affiliate of TFC shall otherwise fail to perform or observe any term, covenant, agreement or representation and warranty under any such other agreement, note, indenture or instrument, which failure constitutes an event of default under any such agreement, note, indenture or instrument or constitutes a default thereunder and such default shall result in the acceleration of such Indebtedness; or any other event under any such agreement or instrument shall occur or condition shall exist if the effect of such event or condition is to accelerate the maturity of such Indebtedness; provided that, if such Indebtedness is solely Indebtedness of TFC, Originator and/or Servicer (and not in whole or in part Indebtedness of Seller, Borrower, Residual Facility Borrower or any other Affiliate of TFC), such Indebtedness must be in an aggregate amount of at least $500,000 in order for an event described in this clause (d) to constitute an Event of Default;

            (e) The Collateral or any other material assets of Borrower, Seller, Servicer, Originator or Residual Facility Borrower are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of Borrower, Seller, Servicer, Originator or Residual Facility Borrower and the same is not dissolved or dismissed within thirty (30) days thereafter; an application is made by any Person other than Borrower, Seller, Servicer, Originator or Residual Facility Borrower for the appointment of a receiver, trustee, or custodian for the Collateral or a material portion of the assets of, Borrower, Seller, Servicer, Originator or Residual Facility Borrower and the same is not dismissed within thirty (30) days after the application thereof, or Borrower, Seller, Servicer, Originator or Residual Facility Borrower shall have concealed, removed or permitted to be concealed or removed any part of its property with intent to hinder, delay or defraud its creditors or made or suffered a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or other similar law;

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

            (f) An application is made by Borrower, Seller, Servicer, Originator or Residual Facility Borrower for the appointment of a receiver, trustee or custodian for the Collateral or any other material assets of Borrower, Seller, Servicer, Originator or Residual Facility Borrower; a petition under any section or chapter of the Bankruptcy Code or federal or State law or regulation shall be filed by Borrower, Seller, Servicer, Originator or Residual Facility Borrower; Borrower, Seller, Servicer, Originator or Residual Facility Borrower shall make an assignment for the benefit of its creditors, or any case or proceeding shall be filed by Borrower, Seller, Servicer, Originator or Residual Facility Borrower for its dissolution, liquidation, or termination; or Borrower, Servicer or Originator ceases to conduct its business;

            (g) Borrower, Seller, Servicer, Originator or Residual Facility Borrower is enjoined, restrained or prevented by court order from conducting all or any material part of its business affairs, or a petition under any section or chapter of the Bankruptcy Code or any similar federal or State law or regulation is filed against Borrower, Seller, Servicer, Originator or Residual Facility Borrower, or any case or proceeding is filed against Borrower, Seller, Servicer, Originator or Residual Facility Borrower, for its dissolution or liquidation, and such injunction, restraint, petition, case or proceeding is not dismissed within sixty (60) days after the entry of filing thereof;

            (h) Borrower, Seller, Servicer, Originator or Residual Facility Borrower admits in writing to its inability to pay its debts as they mature;

            (i) Lender shall for any reason cease to have a first priority perfected security interest in any Collateral free and clear of all Liens (other than a Lien under any Loan Document); provided, however, that if an event described in this clause (i) is cured by the repurchases of Contracts pursuant to Section 6.2 of the Receivables Purchase Agreement and Section 6.2 of the Sale and Contribution Agreement and the corresponding payment of the applicable Release Consideration pursuant to Section 3.03(g) of this Agreement, such event shall cease to constitute an Event of Default; provided further that, if an event described in this clause (i) relates only to a de minimis portion of the Collateral, such event shall constitute an Event of Default solely to the extent that such condition is not cured within ten (10) Business Days of such cessation by the repurchases of Contracts pursuant to Section 6.2 of the Receivables Purchase Agreement and Section 6.2 of the Sale and Contribution Agreement and the corresponding payment of the applicable Release Consideration pursuant to
Section 3.03(g) of this Agreement;

            (j) Any Facility Parity Violation shall have occurred and remained uncured for at least thirty (30) consecutive days;

            (k) Lender, in its reasonable, good faith judgment, has cause to believe that (i) there has been a Material Adverse Effect or (ii) Originator, Servicer, Seller, Borrower or Residual Facility Borrower shall have suffered any Material Adverse Change;

            (l) (i) TFC shall at any time resign, or be terminated, as a servicer under any securitization; or (ii) there shall be a default or termination event (regardless of whether such default or termination event has been waived) on the part of TFC as servicer under any securitization;

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

            (m) Borrower shall have failed to cure a Supplemental Borrowing Base Deficiency in the manner, and within the time period, set forth in Section 3.03(b)(ii), Section 3.03(d) or Section 3.03(e), as applicable;

            (n) Borrower shall have failed to cure a Borrowing Base Deficiency in the manner, and within the time period, set forth in Section 3.03(b)(i),
Section 3.03(d) or Section 3.03(e), as applicable;

            (o) Any Change of Control shall occur with respect to Originator, Servicer, Seller, Borrower or Residual Facility Borrower, unless Lender shall have expressly consented to such Change of Control in writing;

            (p) A final, nonappealable judgment by any competent court in the United States of America for the payment of money in an amount in excess of $1,000,000 shall be rendered against Originator, Servicer, Seller, Borrower or Residual Facility Borrower, and the same remains undischarged and unstayed for a period of thirty (30) days after the entry thereof;

            (q) Originator, Servicer, Seller, Borrower or Residual Facility Borrower shall pay an amount in excess of $1,000,000 in connection with the settlement of any action filed in any competent court in the United States of America, in which action such Person is a named defendant, if such action contains undismissed allegations of fraud, wrongful conduct in connection with such Person's lending, servicing or origination practices or other wrongdoing that could have a Material Adverse Effect;

            (r) [Reserved];

            (s) A Servicer Termination Event (if TFC is the Servicer) other than the Servicer Termination Event set forth in Section 4.01(k) of the Servicing Agreement, shall have occurred and be continuing;

            (t) [Reserved];

            (u) Any Loan Document shall be terminated or cease to be in full force and effect, or the enforceability thereof shall be (i) reasonably contested by Lender, (ii) contested by any other party thereto, or (iii) contested by an indenture trustee on behalf of Unsecured TFC Noteholders; or

            (v) Borrower shall fail to have implemented and maintained a Hedging Strategy that is reasonably acceptable to Lender and such failure shall have remained uncured for at least five (5) Business Days.

      Section 8.02. Remedies of Default. (a) If not cured within the cure period, if any, provided within the relevant provision, then upon the continuance of such Event of Default Lender may, by notice to Borrower (which notice shall be deemed given automatically upon occurrence of an Event of Default referred to in paragraph (e), (f), (g) or (h) of Section 8.01), terminate its Commitment to make any Loans hereunder, and declare immediately due and payable all principal, interest and other Obligations payable hereunder and under each Note by Borrower then due and payable that would otherwise be due after the date specified in the notice

(or the date such notice is deemed given), whereupon all those amounts shall become immediately due and payable, all without further diligence, presentment, demand of payment, protest or notice of any kind, all of which are expressly waived by Borrower. If any Event of Default shall occur and be continuing, Lender may exercise all rights and remedies of a secured party under the UCC, and, to the extent permitted by law, all other rights and remedies granted to Lender in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations. Without limitation to the foregoing, such actions may include selling the Collateral in a commercially reasonable manner as determined by Lender, instituting suit in equity or instituting other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law. If Lender opts to sell or otherwise dispose of the Collateral as one of its remedies upon an Event of Default, Borrower shall remain liable for any remaining deficiency upon applying the proceeds of such sale or other disposition against any and all Obligations, including, without limitation, the reasonable fees and disbursements of any attorneys employed by Lender to collect such deficiency.

            (b) (i) Without limitation to any of the provisions or remedies set forth in Section 8.02(a), if any Event of Default shall have occurred and be continuing, Borrower may, with the consent of Lender in Lender's sole discretion, (A) make a principal payment on the Loans in such amount as Lender shall specify or (B) pledge additional Collateral having such value, as determined by Lender in its sole discretion, as Lender shall specify. If Lender consents to Borrower's taking such action as is described in this Section 8.02(b) upon an Event of Default, Borrower shall remain liable for any remaining deficiency between the amount of the Obligations and the amount of the principal payment or pledge of additional Collateral made pursuant hereto, and under no circumstances shall Lender's consent to such action be construed as a waiver of such deficiency or a modification of the Obligations.

                (ii) In the event that Borrower shall hereinafter pledge any additional Collateral to Lender as specified in Section 8.02(b)(i), Borrower shall, concurrently with such pledge, deliver to Lender an opinion of counsel in form and substance reasonably satisfactory to Lender regarding priority, perfection and the absence of Liens in respect of such Collateral.

                                  ARTICLE IX.

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF TFC AND SELLER

      Section 9.01. Representations, Warranties and Covenants of TFC. In order to induce Lender to enter into this Agreement and to make the Loans hereunder, TFC hereby makes to Lender each representation and warranty set forth in Section
3.2 of the Sale and Contribution Agreement and each covenant set forth in
Article V of the Sale and Contribution Agreement.

      Section 9.02. Representations, Warranties and Covenants of Seller. In order to induce Lender to enter into this Agreement and to make the Loans hereunder, TFC hereby makes to Lender each representation and warranty set forth in Section 3.2 of the Receivables Purchase Agreement and each covenant set forth in Article V of the Receivables Purchase Agreement.

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                                   ARTICLE X.

                           THE COLLECTION ACCOUNT BANK

      Section 10.01. Duties and Rights of Collection Account Bank.

            (a) The Collection Account Bank accepts the trusts under this Agreement in accordance with the provisions of this Agreement and agrees to perform its duties required under this Agreement in accordance with the terms of hereof to the end that the interests of Lender may be adequately and effectively protected.

            (b) Notwithstanding the foregoing:

                  (i) the Collection Account Bank undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Collection Account Bank; and

                  (ii) in the absence of bad faith on its part, the Collection Account Bank may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon the face value of the certificates, reports, resolutions, documents, orders, opinions or other instruments furnished to the Collection Account Bank and conforming to the requirements of this Agreement; provided, however, that the Collection Account Bank shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument; provided further, however, that the Collection Account Bank shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Collection Account Bank shall notify Lender in the event that the Collection Account Bank, after so requesting, does not receive a satisfactorily corrected instrument.

            (c) The Collection Account Bank may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section; and

                  (ii) the Collection Account Bank shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the terms of this Agreement.

            (d) No provision of this Agreement shall require the Collection Account Bank to advance, expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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            (e) The Collection Account Bank shall have no obligation to seek enforcement with respect to the Contracts or to determine the sufficiency of any payment thereunder.

      Section 10.02. Individual Rights of Collection Account Bank. The Collection Account Bank in its individual or any other capacity may deal with Borrower and/or its Affiliates with the same rights it would have if it were not Collection Account Bank.

      Section 10.03. Collection Account Bank's Fees and Expenses. The Collection Account Bank shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between Originator and the Collection Account Bank (as outlined in the fee letter from the Collection Account Bank to Triad Financial Corporation, dated April 29, 2005), and the Collection Account Bank shall be entitled to be reimbursed by Originator for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Collection Account Bank may employ in connection with the exercise and performance of its rights and its duties hereunder. If any fees and/or expenses due to the Collection Account Bank as of any Remittance Date shall not have been paid by Originator, the Collection Account Bank shall be entitled to receive such outstanding fees and expenses from Borrower on such Remittance Date, in the priority set forth in Section 3.12(c)(xiii) or Section 3.09(m), as applicable. Any amounts paid pursuant to the immediately preceding sentence shall be payable solely in the priority set forth in Section 3.12(c)(xiii) or Section 3.09(m), as applicable, and shall be deemed not to be a part of the Collateral immediately after such payment.

      Section 10.04. Indemnity to Collection Account Bank. Originator shall be liable as primary obligor for, and shall indemnify the Collection Account Bank and its successors, assigns, agents and servants (collectively, the "Collection Account Bank Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Collection Account Bank Indemnified Expenses") which may at any time be imposed on, incurred by, or asserted against the Collection Account Bank or any Collection Account Bank Indemnified Party in any way relating to or arising out of this Agreement, except only that Originator shall not be liable for or required to indemnify a Collection Account Bank Indemnified Party from and against Collection Account Bank Indemnified Expenses arising or resulting from the Collection Account Bank's own willful misconduct, negligence or bad faith. The indemnities contained in this Section 10.04 shall survive the resignation or termination of the Collection Account Bank or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 10.04, the Collection Account Bank Indemnified Party's choice of legal counsel shall be subject to the approval of Originator, which approval shall not be unreasonably withheld. If any Collection Account Bank Indemnified Expenses due to any Collection Account Bank Indemnified Party as of any Remittance Date shall not have been paid by Originator, the Collection Account Bank, on behalf of such Collection Account Bank Indemnified Party, shall be entitled to receive such Collection Account Bank Indemnified Expenses from Borrower on such Remittance Date, in the priority set forth in Section 3.12(c)(xiii) or Section 3.09(m), as applicable. Any amounts paid pursuant to the immediately preceding sentence shall be payable solely in the priority set forth in Section

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3.12(c)(xiii) or Section 3.09(m), as applicable, and shall be deemed not to be a part of the Collateral immediately after such payment.

      Section 10.05. Replacement of Collection Account Bank.

            (a) No resignation or removal of the Collection Account Bank and no appointment of a successor Collection Account Bank shall become effective until the acceptance of appointment by the successor Collection Account Bank pursuant to this Section 10.05(a). The Collection Account Bank may resign at any time by so notifying Lender and Borrower. Lender may remove the Collection Account Bank by so notifying the Collection Account Bank and may appoint a successor Collection Account Bank. If the Collection Account Bank resigns or is removed or if a vacancy exists in the office of Collection Account Bank for any reason (the Collection Account Bank in such event being referred to herein as the retiring Collection Account Bank), Lender shall promptly appoint a successor Collection Account Bank.

            (b) Notwithstanding the replacement of the Collection Account Bank pursuant to this Section, Originator's and Borrower's obligations under Section
10.03 and Section 10.04 shall continue for the benefit of the retiring Collection Account Bank. Without limitation of the foregoing, the retiring Collection Account Bank shall be paid all amounts owed to it upon its resignation or removal, by Originator or Borrower in accordance with Section
10.03 and Section 10.04. The retiring Collection Account Bank shall not be liable for the acts or omissions of any Successor Collection Account Bank.

      Section 10.06. Successor Collection Account Bank. If the Collection Account Bank consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Collection Account Bank.

      Section 10.07. Waiver of Setoffs. The Collection Account Bank hereby expressly waives any and all rights of setoff that the Collection Account Bank may otherwise at any time have under applicable law with respect to the Collection Account and agrees that amounts in the Collection Account shall at all times be held and applied solely in accordance with the provisions hereof and of the other Lender Loan Documents.

      Section 10.08. No Petition.

            (a) The Collection Account Bank shall not, prior to the date that is one year and one day after the termination of this Agreement and the payment in full of all Loans, all other amounts payable hereunder and all amounts payable under the other Loan Documents, petition or otherwise invoke or cause either Seller or Borrower to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Seller or Borrower under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Seller or Borrower or any substantial part of the property of Seller or Borrower, or ordering the winding up or liquidation of the affairs of Seller or Borrower.

            (b) Lender shall not petition or otherwise invoke or cause Securitization LLC to invoke the process of any court or government authority for the purpose of commencing or

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

sustaining a case against Securitization LLC under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Securitization LLC or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Securitization LLC.

      Section 10.09. Representations and Warranties of the Collection Account Bank. The Collection Account Bank represents and warrants to Lender, Borrower and Originator as follows:

            (a) Due organization. The Collection Account Bank is a national banking association and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

            (b) Power and Authority. The Collection Account Bank has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as Collection Account Bank hereunder.

            (c) Due Authorization. The execution and delivery by the Collection Account Bank of this Agreement, and the performance by the Collection Account Bank of its duties hereunder, have been duly authorized by all necessary banking association proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collection Account Bank, or the performance by the Collection Account Bank, of this Agreement.

            (d) Valid and Binding Agreement. The Collection Account Bank has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Collection Account Bank, enforceable against the Collection Account Bank in accordance with its terms, except as (i) such enforceability may be limited by insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and
(ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

                                   ARTICLE XI.

                                  MISCELLANEOUS

      Section 11.01. Set-off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default hereunder Lender is hereby authorized at any time and from time to time, without notice to Borrower, or to any other person or entity, any such notice being hereby expressly waived, to set-off against any obligation owing by Lender or any affiliate of Lender to Borrower, or against any funds or other property of Borrower or any of its Subsidiaries held by or otherwise in the possession of Lender or any affiliate of Lender, the obligations and liabilities of Borrower or any of its Subsidiaries to Lender under this Agreement irrespective of whether Lender shall have made any demand hereunder.

      Section 11.02. Amendments, Waivers, etc. None of the Lender Loan Documents or any terms thereof may be amended, modified or otherwise supplemented except in writing signed by

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

the parties thereto. In the case of any waiver of a Default or Event of Default, any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

      Section 11.03. No Waiver; Remedies Cumulative. No failure or delay on the part of Lender in exercising any right, remedy, power or privilege under any Lender Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of, or any abandonment or discontinuance of steps to enforce any right, remedy, power or privilege under any Lender Loan Document preclude any other or further exercise thereof or the exercise of any other rights, remedies or privileges thereunder. The rights, remedies, powers and privileges provided in the Lender Loan Documents are cumulative and may be exercised singularly or concurrently and are not exclusive of any other rights, remedies, powers or privileges provided by law.

      Section 11.04. Payment of Expenses, Indemnity, etc. Borrower, Seller and Originator, jointly and severally, agree to:

            (a) pay or reimburse Lender on the Closing Date and thereafter within 30 days following presentment of invoices for all its out-of-pocket fees, costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, modification or supplement to, or any waiver under, any Lender Loan Document and any other document prepared in connection therewith, and the consummation and administration of the transactions contemplated thereby, including, without limitation, the reasonable fees and disbursements of counsel to Lender with respect to any of the foregoing, including, without limitation, such fees and disbursements incurred in advising Lender from time to time as to its rights and remedies under any Loan Document;

            (b) pay on demand all reasonable costs and expenses of Lender, including without limitation the reasonable fees and disbursements of counsel to Lender, in connection with the occurrence or continuance of a Default or Event of Default and the enforcement, collection, protection or preservation (whether through negotiations, legal proceedings or otherwise) of this Agreement or any other Loan Document, the Collateral, any Obligation or any right, remedy, power or privilege of Lender hereunder or under any other Loan Document;

            (c) except as otherwise set forth in Section 3.16, pay and hold Lender harmless from and against any and all present and future stamp, excise, recording or other similar taxes or fees payable in connection with the execution, delivery, recording and filing of any Loan Document and hold Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission by Borrower to pay such taxes or fees; and

            (d) indemnify Lender and its Affiliates and each of their respective directors, officers, employees and agents and hold each of them harmless from and against, any and all liabilities, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements, including without limitation the reasonable fees and disbursement of counsel to Lender and such other parties, incurred by any of them in connection with, arising out of or in any way relating to any investigation, claim, litigation or other proceeding, pending or threatened (whether or not any of them is designated a party thereto), in connection with, arising out of or in

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

any way related to this Agreement or any other Loan Document or any of the transactions contemplated herein or therein or any use of the proceeds of any Loan by Borrower or the Contracts (including without limitation, the underwriting, origination and servicing of such Contracts); provided that Lender shall not be entitled to any indemnification for any of the foregoing to the extent resulting from the gross negligence, willful misconduct or bad faith on the part of Lender or any of its agents, officers, directors, employees or representatives.

      If and to the extent that the indemnity obligations of Borrower, Seller or Originator, as applicable, under this Section 11.04 may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of such indemnity obligations which is permissible under applicable law.

      Section 11.05. Headings Descriptive. The headings of the several articles and sections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Agreement.

      Section 11.06. Severability. Any provision of this Agreement or any other Lender Loan Document which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof to the extent permitted by law or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

      Section 11.07. Entire Agreement. This Agreement and the other Lender Loan Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Lender Loan Documents. Except to the extent otherwise provided in Section 11.13, nothing in this Agreement or in the other Lender Loan Documents, express or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Lender Loan Documents. Notwithstanding the foregoing, nothing in this Section 11.07 shall supersede, nullify, derogate from or otherwise affect any rights of Lender under any document or instrument related to the Other Warehouse Facility or any residual financing agreement between Borrower, Seller, the Residual Facility Borrower or TFC, on one hand, and the Other Warehouse Lender, on the other.

      Section 11.08. Binding Effect. This Agreement shall be binding upon and shall be enforceable by Borrower and Lender and their respective successors and permitted assigns.

      Section 11.09. Survival. The provisions of Sections 3.07, 3.16, 10.04 and
11.04 shall survive the execution and delivery of this Agreement and the payment in full of the Obligations.

      Section 11.10. GOVERNING LAW, ETC., WAIVER OF TRIAL BY JURY. (a) THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK

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

AND OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE, ANY OTHER LENDER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE OTHER PARTY IN ANY OTHER JURISDICTION.

            (b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            (c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS PERSONALLY DELIVERED OR TRANSMITTED BY REGISTERED MAIL TO THE ADDRESS SET FORTH FOR NOTICES IN SECTION 11.09; PROVIDED THAT UPON ANY SUCH SERVICE BY REGISTERED MAIL THE SENDING PARTY SHALL, SIMULTANEOUSLY THEREWITH, SEND NOTICE OF SUCH SERVICE TO THE OTHER PARTY VIA FACSIMILE TRANSMISSION. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      Section 11.11. Notice. Any notice hereunder shall be in writing and shall be personally delivered, transmitted by postage prepaid registered airmail, by facsimile telegram or cable to the parties as follows:

To Lender:               Citigroup Global Markets Realty Corp.
                         390 Greenwich Street
                         New York, New York 10013
                         Attention: Christopher J. Hawke
                         Telephone: (212) 723-9557
                         Facsimile: (212) 723-8591

                         with a copy to:

                         Citigroup Global Markets Realty Corp.
                         390 Greenwich Street
                         New York, New York 10013
                         Attention: James Xanthos
                         Telephone: (212) 723-4144
                         Facsimile: (212) 723-8591

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

To Originator/Servicer:  Triad Financial Corporation
                         7711 Center Avenue
                         Suite 100
                         Huntington Beach, California 92647
                         Attention: Chief Financial Officer
                         Telephone: (714) 373-8300
                         Facsimile: (714) 934-6062

To Seller:               Triad Financial Warehouse Special Purpose LLC
                         7711 Center Avenue, Suite 390
                         Huntington Beach, California 92647
                         Attention: General Counsel
                         Telephone: (714) 373-8300
                         Facsimile: (714) 934-6062

To Borrower:             Triad Automobile Receivables Warehouse Trust
                         c/o Wilmington Trust Company
                         Rodney Square North
                         1100 North Market Street
                         Wilmington, Delaware 19890
                         Attention: Corporate Trust Administration
                         Telephone: (302) 636-6104
                         Facsimile: (302) 636-4148

                         with a copy to:

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

                         Triad Automobile Receivables Warehouse Trust
                         c/o Triad Financial Corporation, as Administrator 7711 Center Avenue
                         Suite 100
                         Huntington Beach, California 92647
                         Attention: General Counsel
                         Telephone: (714) 373-8300
                         Facsimile: (714) 934-6062

Collection Account Bank: JPMorgan Chase Bank, National Association
                         4 New York Plaza, 6th Floor
                         New York, New York 10004
                         Attention: Worldwide Securities Services/Global Debt --
                                    Triad Financial
                         Telephone: (212) 623-5600
                         Facsimile: (212) 623-5933

      All notices and other communications shall be deemed to have been duly given on the date of receipt if delivered personally; the date five (5) calendar days after posting if transmitted by mail; or in the case of a facsimile, telegram or cable, at the time sent. Either party may change its address for purposes hereof by notice to the other.

      Section 11.12. Counterparts. This Agreement may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

      Section 11.13. Third-Party Beneficiaries. The Other Warehouse Lender is an express third-party beneficiary of Sections 3.09(j), 3.09(k), 3.12(c)(x) and 3.12(c)(xi) of this Agreement. Each of the parties to the Sale and Contribution Agreement hereby agrees that Lender shall be permitted but not obligated to enforce the rights of Seller directly thereunder in the place and stead of Seller, but Lender shall not have any obligations under the Sale and Contribution Agreement. Each of the parties to the Receivables Purchase Agreement hereby agrees that Lender shall be permitted but not obligated to enforce the rights of Borrower directly thereunder in the place and stead of Borrower, but Lender shall not have any obligations under the Receivables Purchase Agreement.

      Section 11.14. Future Assurances. At its sole cost and without expense to Lender, on demand, Borrower shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices of assignment, transfers and assurances as Lender shall from time to time reasonably require for better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights pledged or assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey, pledge or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or any of the other Loan Documents, or for filing, registering or recording of the Loan Documents.

      Section 11.15. Assignments; Participations. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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

None of Borrower, Seller, TFC, Originator or Servicer may assign any of its rights or obligations hereunder, under either Note or under any other Loan Document without the prior written consent of Lender. Lender may assign, participate or otherwise transfer (including, without limitation, by pledge or hypothecation) to any Affiliate of Lender or any other Person all or any of its rights or obligations under this Agreement and the other Loan Documents. Each of Borrower, Seller, TFC, Originator and Servicer agrees to cooperate with Lender in connection with any such assignment or transfer, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Agreement and the other Loan Documents in order to give effect to such assignment or transfer.

      Section 11.16. Confidentiality of Information. Each of Lender, Borrower, Seller and TFC agrees to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with its customary practices. It further agrees that it shall only use such information in connection with the transactions contemplated by this Agreement and/or the other Loan Documents, including for the purposes of its legal, credit or compliance review in connection with any such transactions, or as required by law or regulation and not disclose any such information other than (a) to its affiliates, officers, directors, employees, representatives, counsel and agents that are, or are expected to be, involved in the evaluation of such information in connection with (i) the transactions contemplated by this Agreement and/or the other Loan Documents, (ii) its legal or compliance or credit review in connection with any such transactions or (iii) enforcing its rights and performing under the terms of this Agreement and/or the other Loan Documents and are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes (i) available to such party from a source other than the party hereto to which such information relates or any of its affiliates, and such disclosing party does not know that such information is disclosed in violation of a confidentiality agreement or is otherwise unauthorized or (ii) available to the public other than as a result of a breach by such party of this Section 11.16, (c) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank or other regulators or auditors, as long as, to the extent permitted by Requirements of Law, notice is given to the party hereto to which such information relates by the disclosing party prior to (or, in the event that prior notice is not reasonably practicable or in case of a judicial order, promptly after) such disclosure, or (d) to current or prospective assignees, participants and contractual counterparties in connection with the transactions contemplated by this Agreement and/or the other Loan Documents or in any hedging contract permitted under the Loan Documents and to their respective representatives and legal or financial advisors, in each case and to the extent such assignees, participants, grantees or counterparties agree to be bound by, and to cause their advisors to comply with, the provisions of this Section 11.16 (unless, in the case of counterparties in any hedge, the terms of the applicable hedging contract between Lender and TFC and/or Borrower permits otherwise). Notwithstanding any other provision in this Agreement, TFC, Seller and Borrower hereby agree that Lender (and each of its officers, directors, employees, accountants, attorneys and other advisors) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to Lender relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws. The provisions of this Section 11.16 shall survive termination of this Agreement for a period of two years.

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

      Section 11.17. Lender Consent to Transactions. Notwithstanding any provision of this Warehouse Lending Agreement or any of the other Loan Documents, any requirement in this Warehouse Lending Agreement for TFC, Seller or Borrower to obtain the prior consent of Lender to any action or transaction shall not be effective or binding, to the extent the Obligations shall have been indefeasibly repaid in full (other than any indemnification or expense claims which have not been made) and each of the Loan Documents shall have been terminated prior to such action or transaction.

      Section 11.18. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely in its trustee capacity, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Borrower is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose of binding only Borrower and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Borrower under this Agreement or any other Loan Documents.

                            [Signature Page Follows]

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

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date first written above.

                                             CITIGROUP GLOBAL MARKETS REALTY
                                             CORP.,
                                             Lender

                                             By: /s/ Christopher J. Hawke
                                                 -------------------------------
                                                 Name: Christopher J. Hawke
                                                 Title: Authorized Signatory

                                             TRIAD AUTOMOBILE RECEIVABLES
                                             WAREHOUSE TRUST,
                                             Borrower

                                             By: WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                             By: /s/ Anita E. Dallago
                                                 -------------------------------
                                                 Name: Anita E. Dallago
                                                 Title: Senior Financial
                                                        Services Officer

                                             TRIAD FINANCIAL WAREHOUSE SPECIAL
                                             PURPOSE LLC,
                                             Seller

                                             By: /s/ Debra G. Glasser
                                                 -------------------------------
                                                 Name: Debra G. Glasser
                                                 Title: Secretary

                                             TRIAD FINANCIAL CORPORATION,
                                             Originator

                                             By: /s/ Debra G. Glasser
                                                 -------------------------------
                                                 Name: Debra G. Glasser
                                                 Title: Corporate Secretary

                                             TRIAD FINANCIAL CORPORATION,
                                             Servicer

                                             By: /s/ Debra G. Glasser
                                                 -------------------------------
                                                 Name: Debra G. Glasser
                                                 Title: Corporate Secretary

                                             JPMORGAN CHASE BANK, NATIONAL
                                             ASSOCIATION,
                                             Collection Account Bank

                                             By: /s/ Keith Richardson
                                                 -------------------------------
                                                 Name: Keith Richardson
                                                 Title: Attorney-In-Fact

                                                                      SCHEDULE B

                   REPRESENTATIONS AND WARRANTIES OF BORROWER
                         WITH RESPECT TO THE CONTRACTS.

      Borrower makes the following representations and warranties as to each Contract in which a Lien is granted to Lender. Such representations and warranties speak, unless otherwise specifically provided therein, as of the related Borrowing Date and as to the Contracts being pledged to Lender on such Borrowing Date.

      1. Characteristics of Contracts. Each Contract (A) was originated (i) by the Originator, (ii) by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business and purchased by the Originator from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with the Originator and was validly assigned by such Dealer to the Originator pursuant to a Dealer Assignment, or (iii) by a Third-Party Lender and purchased by the Originator from such Third-Party Lender under an existing Auto Loan Purchase and Sale Agreement or pursuant to a Third-Party Lender Assignment with the Originator and was validly assigned by such Third-Party Lender to the Originator pursuant to a Third-Party Lender Assignment, (B) was originated by the Originator, such Dealer or such Third-Party Lender for the retail sale, consumer-to-consumer sale or refinancing of a Financed Vehicle in the ordinary course of the Originator's, the Dealer's or the Third-Party Lender's business, in each case, in accordance with the Originator's credit policies and was fully and properly executed by the parties thereto, and the Originator, each Dealer and each Third-Party Lender had all necessary licenses and permits to originate Contracts in the State where the Originator, each such Dealer or each such Third-Party Lender was located, (C) has not been amended or collections with respect to which waived, other than as evidenced in the Legal File relating thereto, (D) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (E) provides for level monthly payments (provided, that the payment in the first or last month in the life of the Contract may be minimally different from the level payments) that, if made when due, will fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, (F) was originated in accordance with the Program Guidelines, (G) shall have been originated on a Form of Contract that meets all applicable Form-of-Contract Requirements, (H) shall be originated in an Eligible State and (I) will not, as a result of the addition of such Contract to the pool of Eligible Contracts, cause the percentage of Eligible Contracts (by aggregate Principal Balance as of any date of determination) that are Precomputed Contracts to exceed one percent (1%).

      2. Fraud or Misrepresentation. Each Contract was originated (i) by the Originator, (ii) by a Dealer and was sold by the Dealer to the Originator, or
(iii) by a Third-Party Lender and was sold by the Third-Party Lender to the Originator, and was transferred by the Originator to Seller, transferred by Seller to Borrower and pledged by Borrower to Lender without any fraud or misrepresentation on the part of the Originator, Seller, Borrower, such Dealer or Third-Party Lender in any case.

      3. Origination. Each Contract was originated in the United States and the related Obligor is a resident of the United States.

      4. List of Contracts. The information set forth in the related List of Contracts has been produced from the Electronic Ledger and is true and correct in all material respects as of the beginning of business on the related Cut-off Date.

      5. Compliance with Law. All requirements of applicable federal, State and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z" (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Servicemembers Civil Relief Act, each applicable State Motor Vehicle Retail Installment Sales Act, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Contracts and the Financed Vehicles, have been complied with in all material respects, and each Contract and the sale of the Financed Vehicle evidenced by each Contract complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

      6. Binding Obligation. Each Contract represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Contract may be modified by the application after the applicable Cut-off Date of the Servicemembers Civil Relief Act, as amended; and all parties to each Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

      7. No Government, Corporate or Fleet Obligor. None of the Contracts is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State. All of the Contracts are due from Obligors who are natural persons or, if any Obligor is not a natural person, (a) such entity is an obligor with respect to five or fewer financed vehicles and (b) the related Contract or Contracts have the benefit of the personal guaranty of a natural person or persons. No Contract has been included in a "fleet" sale (i.e., a sale to any single Obligor of more than five Financed Vehicles).

      8. Security Interest in Financed Vehicle. Each Contract created or will create a valid, binding and enforceable first priority security interest in favor of the Originator in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within one hundred fifty (150) days (or, solely in the case of an Initial Funding Contract, within one hundred eighty (180) days) of the Contract origination date and will show, the Originator as the original secured party under each Contract, or that such Contract has been assigned to the Originator, as the holder of a first priority security interest in such Financed Vehicle. With respect to each Contract for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Originator has a Title Package for the related Financed Vehicle. In the case of each Financed Vehicle, the Originator's security interest has been validly assigned by the Originator to Seller pursuant to the Sale and Contribution Agreement, by Seller to Borrower pursuant to the Receivables Purchase Agreement and by Borrower to Lender pursuant to the Warehouse Lending Agreement. Immediately after (x) the sale, transfer and assignment thereof by the Originator to Seller and by Seller to Borrower and (y) the pledge by Borrower to Lender pursuant to the Warehouse Lending Agreement, each Contract will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of Lender as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle arising subsequent to the applicable Borrowing Date); provided that, for the purposes of clause (i) of the definition of "Ineligible Contract" in the Warehouse Lending Agreement but not for the purposes of Section 3.03(g) of the Warehouse Lending Agreement, Section 6.2 of the Receivables Purchase Agreement or Section 6.2 of the Sale and Contribution Agreement, if any lien referenced in the preceding parenthetical shall arise or be created as to any Loan subsequent to the applicable Borrowing Date, such occurrence shall be deemed to constitute a breach of the representation and warranty set forth in this paragraph 8.

      9. Contracts in Force. No Contract has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Contract has not been released from the lien of the related Contracts in whole or in part. No terms of any Contract have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Legal File. No Contract has been modified as a result of application of the Servicemembers Civil Relief Act, as amended. All funds payable to or on behalf of the Obligors with respect to the Contracts have been fully disbursed.

      10. No Amendments. No Contract has been amended since the related Cut-off Date such that the amount of the Obligor's scheduled payments has been increased, except as required by law.

      11. No Defenses. No Contract is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Contract.

      12. No Liens. As of the Cut-off Date, no liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior to, or equal to or coordinate with, the security interest in the Financed Vehicle granted by any Contract.

      13. No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Contract (other than payment delinquencies of not more than 29 days calculated on the basis of a 360-day year of twelve 30 day months), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Contract, and there has been no waiver of, and Servicer shall not waive, any of the foregoing.

      14. Insurance. At the time of an origination of a Contract by the Originator or a purchase of a Contract by the Originator from a Dealer or Third-Party Lender, each Financed Vehicle was covered by a comprehensive and collision insurance policy (i) subject to maximum deductibles of $1,000 for collision coverage and $1,000 for comprehensive coverage, (ii) naming the Originator as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Contract requires the Obligor to maintain physical loss and damage insurance, naming the Originator and its successors and assigns as additional insured parties, and each Contract permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of force-placed insurance on the Cut-off Date.

      15. Good Title. No Contract has been sold, transferred, assigned or pledged by the Dealer or Third-Party Lender, the Originator, Seller or Borrower, as the case may be, to any Person other than the Originator, Seller, Borrower and Lender, as the case may be. Immediately prior to the conveyance of the Contracts to Seller pursuant to the Sale and Contribution Agreement, the Originator was the sole owner thereof and had good title thereto, free of any Lien and, upon execution and delivery of the Sale and Contribution Agreement by the Originator, Seller will have good title to and will be the sole owner of such Contracts, free of any Lien. Immediately prior to the conveyance of the Contracts to Borrower pursuant to the Receivables Purchase Agreement, Seller was the sole owner thereof and had good title thereto, free of any Lien and, upon execution and delivery of the Receivables Purchase Agreement by Seller, Borrower will have good title to and will be the sole owner of such Contracts, free of any Lien. No Dealer or Third-Party Lender has any participation in, or other right, title or interest in any Contract or the proceeds thereof. Neither the Originator nor Seller has taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments or Third-Party Lender Assignments or to payments due under such Contracts.

      16. Lawful Assignment; No Consent Required. No Contract was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Contract and the other Transferred Property by the Originator to Seller under the Sale and Contribution Agreement, the sale, transfer and assignment of such Contract and the other Conveyed Property by Seller to Borrower under the Warehouse Lending Agreement or the pledge of the Contracts and the other Collateral by Borrower to Lender pursuant to the Warehouse Lending Agreement or pursuant to transfers of the Notes. For the validity of (x) the sales, transfers and assignments of the Contracts and other Transferred Property to Originator and Seller, respectively, (y) the sale, transfer and assignment of the Contracts and other Conveyed Property to Borrower, and (z) the pledge of the Contracts and the other Collateral by Borrower to Lender, no consent by any Dealer, Third-Party Lender, Obligor or any other Person is required under any agreement or applicable law.

      17. All Filings Made. All filings (including, without limitation, UCC filings) required to be made by any Person, and actions required to be taken or performed by any Person in any jurisdiction to give Lender a first priority perfected lien on, or ownership interest in, the Contracts and the proceeds thereof and the other Collateral have been made, taken or performed.

      18. One Original. There is only one original executed copy of each Contract and dealer assignment thereof.

      19. [Reserved].

      20. Remaining Principal Balance. At the Cut-off Date the Principal Balance of each Contract set forth in the List of Contracts is true and accurate in all material respects.

      21. Scheduled Payments. Each Contract has a first Scheduled Payment due no later than 45 days after the date of origination of such Contract.

      22. Simple Interest Contracts. Except in the case of Precomputed Contracts that collectively satisfy the criterion set forth in paragraph 1(I) of this Schedule B, each Contract is a Simple Interest Contract and provides that all allocations of payments with respect to principal and interest, and the determination of periodic charges and the like, are made using the Simple Interest Method, based on the actual number of days elapsed and the actual number of days in the calendar year.

      23. Location of Contract Files. The Contract Files are maintained either in hard copy or in an electronic format at one or more of the locations listed in Schedule C to the Warehouse Lending Agreement.

      24. [Reserved].

      25. No Bankruptcies. Other than as expressly permitted by the Program Guidelines, as of the related Cut-off Date no Obligor on any Contract filed for bankruptcy that was neither discharged nor dismissed.

      26. No Repossessions. As of the Cut-off Date, no Financed Vehicle securing any Contract is in repossession status.

      27. Tangible Chattel Paper. Each Contract constitutes "tangible chattel paper" as defined in the UCC as in effect in the States of New York, California, Delaware and Texas.

      28. Marking Records. By the applicable Borrowing Date, the Originator will have caused the portions of the Electronic Ledger relating to the Contracts to be clearly and unambiguously marked to show that the Contracts have been sold to Seller by the Originator, sold to Borrower by Seller, and pledged by Borrower to Lender in accordance with the terms of the Warehouse Lending Agreement.

      29. Computer Tape. The computer tape made available by the Originator to Lender one (1) Business Day before the proposed Borrowing Date (or, in the case of any computer tape listing any Clean-up Call Contracts, on the third (3rd) Business Day of the month of the proposed Borrowing Date), pursuant to Section 4.02(e)(ii) of the Warehouse Lending Agreement, was complete and accurate as of the Cut-off Date and includes a description of the same Contracts that are described in the List of Contracts.

      30. Adverse Selection. No selection procedures adverse to Lender were utilized in selecting the Contracts from those receivables owned by the Originator which met the selection criteria contained in the Warehouse Lending Agreement.

      31. Legal Files Complete. There exists a Legal File pertaining to each Contract and such Legal File contains (a) a fully executed original of the Contract, (b) in the case of retail installment sale contracts, the original executed credit application, or a paper or electronic copy thereof and (c) the original Lien Certificate or application therefor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Legal File for each Contract currently is in the possession of the Custodian or in the possession of an Approved Third-Party Vendor.

      32. No Impairment. The Originator has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of Seller, Borrower or Lender in any Contract or the proceeds thereof. Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of Borrower or Lender in any Contract or the proceeds thereof. Borrower has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of Lender in any Contract or the proceeds thereof.

      33. Contract Not Assumable. No Contract is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Originator with respect to such Contract.

      34. No Advances. No funds have been advanced by Borrower, Seller, the Servicer, any Dealer, or anyone acting on behalf of any of them in order to cause any Contract to qualify as an Eligible Contract as of the applicable Borrowing Date.

                                                                      SCHEDULE C

                   LOCATION OF CONTRACT FILES AND LEGAL FILES

Contract Files:   Triad Financial Corporation
                  7711 Center Avenue
                  Suite 100
                  Huntington Beach, California 92647

                  or, at such other or additional locations in the United States as Borrower may specify in writing to Lender from time to time, ten Business Days prior to first use of such location.

Legal Files:      Triad Financial Corporation
                  7711 Center Avenue
                  Suite 100
                  Huntington Beach, California 92647

                  or, at such other or additional locations in the United States as Borrower may specify in writing to Lender from time to time, ten Business Days prior to first use of such location.

                                      SC-1